As filed with the Securities and Exchange Commission on June 26, 2020

File No.

United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

PIONEER SERIES TRUST X

(Exact Name of Registrant as Specified in Charter)

(617) 742-7825

(Area Code and Telephone Number)

60 State Street, Boston, Massachusetts 02109

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terrence Cullen

Amundi Pioneer Asset Management, Inc.

60 State Street

Boston, Massachusetts 02109

(Name and Address of Agent for Service)

Copies to: Roger P. Joseph, Esq.

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of Pioneer Dynamic Credit Fund, a series of the Registrant.

It is proposed that this filing will become effective on July 26, 2020, pursuant to Rule 488 under the Securities Act of 1933, as amended.

COMBINED INFORMATION STATEMENT

OF

PIONEER CORPORATE HIGH YIELD FUND

a series of Pioneer Series Trust V

AND

PROSPECTUS FOR

PIONEER DYNAMIC CREDIT FUND

(to be renamed Pioneer Corporate High Yield Fund)

a series of Pioneer Series Trust X

(each, a “Pioneer Fund” and together, the “Pioneer Funds”)

The address and telephone number of each Pioneer Fund is:

60 State Street

Boston, Massachusetts 02109

1-800-225-6292

To the Shareholders of Pioneer Corporate High Yield Fund:

The Board of Trustees of your fund has approved the reorganization of your fund with Pioneer Dynamic Credit Fund after considering the recommendation of Amundi Pioneer Asset Management, Inc., the investment adviser to your fund, and concluding that the reorganization would be in the best interests of your fund.

Following the completion of the reorganization, you will be a shareholder in Pioneer Dynamic Credit Fund, which will be renamed Pioneer Corporate High Yield Fund. The combined fund will have the same investment objective, strategies and policies, investment adviser, portfolio management team, and performance history as your fund, and will pay a management fee rate that is the same as the management fee rate payable by your fund. However, the combined fund will be larger in size.

The transaction is expected to be treated as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended, and shareholders therefore are not expected to recognize any taxable gain or loss on the exchange of their shares of Pioneer Corporate High Yield Fund for shares of Pioneer Dynamic Credit Fund.

The reorganization is expected to occur on or about September 25, 2020. No commission, redemption fee or other transactional fee will be charged as a result of the reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the reorganization.

The Board of Trustees of your fund has unanimously approved the reorganization and believes the reorganization is in the best interests of your fund.

If you have any questions, please call 1-800-225-6292.

Sincerely,

Christopher J. Kelley

Secretary

Boston, Massachusetts

[    ], 2020

COMBINED INFORMATION STATEMENT

OF

PIONEER CORPORATE HIGH YIELD FUND

a series of Pioneer Series Trust V

AND

PROSPECTUS FOR

PIONEER DYNAMIC CREDIT FUND

(to be renamed Pioneer Corporate High Yield Fund)

a series of Pioneer Series Trust X

(each, a “Pioneer Fund” and together, the “Pioneer Funds”)

The address and telephone number of the Pioneer Funds is:

60 State Street

Boston, Massachusetts 02109

1-800-225-6292

Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in either Pioneer Fund (each sometimes referred to herein as a “fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus concisely sets forth information that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined information statement/prospectus, dated [                ], 2020 (the “Information Statement/Prospectus”), is being furnished to shareholders of Pioneer Corporate High Yield Fund in connection with the reorganization of your fund with Pioneer Dynamic Credit Fund (to be renamed Pioneer Corporate High Yield Fund). Following the completion of the reorganization, you will be a shareholder in a fund that has the same investment objective, strategies and policies, investment adviser, portfolio management team, and performance history as your fund, and that pays a management fee rate that is the same as the management fee rate payable by your fund. However, the combined fund will be larger in size. The reorganization does not require shareholder approval, and you are not being asked to vote.

The Information Statement/Prospectus contains information you should know about the reorganization.

A copy of the agreement and plan of reorganization that provides for the reorganization of your fund is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, carefully.

The date of this Information Statement/Prospectus is [            ], 2020.

For more complete information about each fund, please read the fund’s prospectus and statement of additional information. Each fund’s prospectus and statement of additional information has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information

Pioneer Dynamic Credit Fund’s current summary prospectus, prospectus and statement of additional information and Pioneer Corporate High Yield Fund’s current summary prospectus, prospectus and statement of additional information.

On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-225-6292. See “Available Information.”
Pioneer Dynamic Credit Fund’s current annual and semi-annual report and Pioneer Corporate High Yield Fund’s current annual and semi-annual report.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-225-6292. See “Available Information.”
A statement of additional information for this Information Statement/Prospectus (the “SAI”), dated [ ], 2020. It contains additional information about the funds.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-225-6292. This SAI is incorporated by reference into this Information Statement/Prospectus. See “Available Information.”
To ask questions about this Information Statement/Prospectus.	Call our toll-free telephone number: 1-800-225-6292.

Pioneer Corporate High Yield Fund’s summary prospectus, prospectus and statement of additional information dated December 31, 2019 are incorporated by reference into this Information Statement/Prospectus.

Background to the Reorganization

Amundi Pioneer Asset Management, Inc. (“Amundi Pioneer”), your fund’s investment adviser, has recommended the reorganization of your fund with Pioneer Dynamic Credit Fund (the “Reorganization”), and the Board of Trustees has determined that the Reorganization is in the best interests of your fund. Factors that Amundi Pioneer took into consideration in making its recommendation, and the Board of Trustees took into consideration in making its determination, include:

•	Continuity of portfolio management, investment policies and historical investment performance. The combined fund will continue to follow your fund’s investment objective, investment strategies and policies, and will continue your fund’s performance history. The combined fund will have the same investment adviser as your fund and will continue to be managed by your fund’s portfolio management team. In addition, the combined fund will have your fund’s performance history.

•	No increase in management fees. The management fee rate payable by the combined fund will be the same as the management fee rate payable by your fund.

•

No increase in total expenses. The gross expense ratio of each class of shares of the combined fund resulting from the Reorganization is anticipated to be lower than the gross expense ratio of the corresponding class of your fund. Taking into account applicable contractual fee waiver and expense reimbursement arrangements, the net expense ratio of each class of shares of the combined fund resulting from the Reorganization is anticipated to be the same as the expense ratio of the corresponding class of your fund.

•

Larger asset size. Your fund has not achieved a sufficient size to allow for more efficient operations. The larger asset size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base.

•

The transaction is expected to be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and you therefore are not expected to recognize any taxable gain or loss on the exchange of your fund shares for shares of the combined fund.

At a meeting held on March 9, 2020, the Board of Trustees of the funds unanimously approved the Reorganization of your fund. The Reorganization of your fund is not subject to approval by the shareholders of your fund.

How Will the Reorganization Work?

•	The Reorganization is scheduled to occur on or about September 25, 2020, but may occur on such later date as the parties may agree in writing (the “Closing Date”).

•	Your fund will transfer all of its assets to Pioneer Dynamic Credit Fund, and Pioneer Dynamic Credit Fund will assume all of Pioneer Corporate High Yield Fund’s liabilities.

•

Pioneer Dynamic Credit Fund will issue Class A, Class C and Class Y shares to your fund with an aggregate net asset value equal to the aggregate net asset value of your fund’s Class A, Class C and Class Y shares, respectively.

•

Shares of Pioneer Dynamic Credit Fund will be distributed to you on a class-by-class basis in proportion to the relative net asset value of your holdings of shares of each class of Pioneer Corporate High Yield Fund on the Closing Date. Therefore, upon completion of the Reorganization, you will hold shares of each class of Pioneer Dynamic Credit Fund corresponding to a class of Pioneer Corporate High Yield Fund held by you with the same aggregate net asset value as your holdings of shares of that class of Pioneer Corporate High Yield Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each fund will be determined using the Pioneer Funds’ valuation policies and procedures. Each fund’s valuation policy and procedures are identical.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, any contingent deferred sales charge that applied to your Class A or Class C shares of Pioneer Corporate High Yield Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares you receive as a result of the Reorganization.

•	The Reorganization generally is not expected to result in gain or loss being recognized for federal income tax purposes by either fund or by the shareholders of either fund.

•

In approving the Reorganization, the Board of Trustees of each fund, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940

Act”)) of the Pioneer Funds, Amundi Pioneer, or Amundi Pioneer Distributor, Inc., the Pioneer Funds’ principal underwriter and distributor (“Amundi Pioneer Distributor”) (the “Independent Trustees”), has determined that the Reorganization is in the best interest of each fund and will not dilute the interests of shareholders. The Trustees have made this determination based on factors that are discussed below.

•

Shareholders of Pioneer Corporate High Yield Fund who determine that they do not wish to become shareholders of Pioneer Dynamic Credit Fund may (a) redeem their shares of Pioneer Corporate High Yield Fund prior to the Closing Date or (b) exchange their shares of Pioneer Corporate High Yield Fund prior to the Closing Date for shares of another Pioneer fund by contacting Amundi Pioneer or their investment professional or financial intermediary. Any contingent deferred sales charge that applies to your Class A or Class C shares will be waived in connection with a redemption of your shares of Pioneer Corporate High Yield Fund prior to the Closing Date. Please note that a redemption or an exchange of shares of Pioneer Corporate High Yield Fund will be a taxable event and a shareholder may recognize a gain or loss for federal income tax purposes in connection with that transaction.

In addition to the Class A, Class C and Class Y shares to be issued in the Reorganization, Pioneer Dynamic Credit Fund also offers other classes of shares. This Information Statement/Prospectus relates only to the Class A, Class C and Class Y shares to be issued in the Reorganization.

What are the Federal Income Tax Consequences of the Reorganization?

As a condition to the closing of the Reorganization, the funds must receive an opinion of Morgan, Lewis & Bockius LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that neither you nor your fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the shares of each class that you receive in the Reorganization will be the same as the aggregate tax basis of the shares of the corresponding class that you surrender in the Reorganization. In addition, your holding period for the shares of each class you receive in the Reorganization will include the holding period of the shares of the corresponding class that you surrender in the Reorganization, provided that you held those shares as capital assets on the date of the Reorganization. However, in accordance with the Pioneer Funds’ policy that each Pioneer Fund distributes its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income and excise tax thereon at the fund level), your fund will declare and pay a distribution of such income and gains to its shareholders shortly before the Reorganization. Such distribution may affect the amount, timing or character of taxable income that you realize in respect of your fund shares. For more information, see “Tax Status of the Reorganization” on page 45 of the Information Statement/Prospectus. Pioneer Dynamic Credit Fund may make a comparable distribution to its shareholders shortly before the Reorganization. Additionally, following the Reorganization, the combined fund will continue to make distributions according to its regular distribution schedule. You will generally need to pay tax on those distributions even though they may include income and gains that were accrued and/or realized before you became a shareholder of Pioneer Dynamic Credit Fund.

Who Bears the Expenses Associated with the Reorganization?

Each fund will bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees (“Reorganization Costs”). Amundi Pioneer will bear the remaining 50% of the Reorganization Costs. It is estimated that these expenses in the aggregate will be approximately $125,000, of which each fund will bear approximately $31,250. Because of class specific expense limitations, the expenses of Class A shares and Class Y shares will not increase as a result of the payment of any Reorganization Costs, while $3,563 is expected to be borne by Class C shares.

In addition to the Reorganization Costs above, it is currently anticipated that approximately 43% of Pioneer Dynamic Credit Fund’s assets will be sold in connection with the Reorganization. The disposition of securities in connection with Reorganization is expected to result in transaction costs to Pioneer Dynamic Credit Fund of approximately $57,292, and capital gains to Pioneer Dynamic Credit Fund of $4,126,053 ($0.208 per share). It is expected that such capital gains will be offset by available tax capital loss carryforwards, and, accordingly, that no material distribution to shareholders is anticipated to result from the disposition of securities.

REORGANIZATION OF PIONEER CORPORATE HIGH YIELD FUND

WITH PIONEER DYNAMIC CREDIT FUND

(TO BE RENAMED PIONEER CORPORATE HIGH YIELD FUND)

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

The Board of Trustees of your fund has approved the Reorganization of the fund with Pioneer Dynamic Credit Fund. Each fund is managed by Amundi Pioneer. Currently, the investment objective of your fund and Pioneer Dynamic Credit Fund are similar, but there are differences in each fund’s principal investment strategies. In addition, the funds currently are managed by different investment teams and pay different fees and expenses. The Board of Trustees of Pioneer Dynamic Credit Fund has approved certain changes in connection with the Reorganization. Effective upon completion of the Reorganization:

•	The combined fund will be named “Pioneer Corporate High Yield Fund.”

•	The combined fund will have the same investment objective of a high level of current income and long-term capital appreciation as your fund.

•

The combined fund will have the same investment strategies and investment policies as your fund. Your fund normally invests at least 80% of its net assets in below investment grade (high yield) debt of corporate issuers. In contrast, Pioneer Dynamic Credit Fund normally invests at least 80% of its net assets in debt securities, but has the flexibility to invest in a broad range of issuers and segments of the debt securities markets, and also may use derivatives in seeking to limit downside risk. Like your fund, the combined fund will invest at least 80% of its net assets in high yield debt of corporate issuers.

•	The historical performance of your fund will continue as the combined fund’s historical performance.

•

The management fee rate payable by the combined fund will be the same as the management fee rate payable by your fund (an annual rate equal to 0.50% of the Fund’s average daily net assets up to $1 billion, and 0.45% of the Fund’s average daily net assets over $1 billion).

•	The pro forma expenses of the combined fund are anticipated to be the same as or lower than the expenses of your fund for the current fiscal year.

•	Your fund’s investment team of Matthew Shulkin, Andrew Feltus and Kenneth Monaghan will manage the combined fund.

The tables below provides a comparison of certain features of your fund and Pioneer Dynamic Credit Fund, and also shows certain features of the combined fund, post-Reorganization, which, except as noted, are substantially similar to the corresponding features of your fund. In the table below, if a row extends across the entire table, the policy disclosed applies to your fund, Pioneer Dynamic Credit Fund and the combined fund.

Comparison of Pioneer Corporate High Yield Fund with Pioneer Dynamic Credit Fund and the Combined Fund, Post-Reorganization

	Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization
Investment objectives

A high level of current income and long-term capital appreciation.

The fund’s investment objectives may be changed without shareholder approval. The fund will provide at least 30 days’ notice prior to implementing any change to its investment objectives.

A high level of current income. Capital appreciation is a secondary objective.

The fund’s investment objectives may be changed without shareholder approval. The fund will provide at least 30 days’ notice prior to implementing any change to its investment objectives.

A high level of current income and long-term capital appreciation.

The fund’s investment objectives may be changed without shareholder approval. The fund will provide at least 30 days’ notice prior to implementing any change to its investment objectives.

Principal investment strategies	Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in below investment grade (high yield) debt of corporate issuers. Derivative instruments that provide exposure to such high yield debt of corporate issuers or have similar economic characteristics may be used to satisfy the fund’s 80% policy. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. The fund may invest in securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.	The fund selects investments from a broad spectrum of debt securities. The fund is managed using a benchmark unconstrained approach, which means that it is not managed relative to an index. Accordingly, the fund does not seek to generate returns consistent with broader financial market movements, instead seeking to generate positive total returns over the course of different market environments. Total return is a combination of current income and capital appreciation. The fund also may use derivatives for a variety of hedging and non-hedging purposes.	Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in below investment grade (high yield) debt of corporate issuers. Derivative instruments that provide exposure to such high yield debt of corporate issuers or have similar economic characteristics may be used to satisfy the fund’s 80% policy. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. The fund may invest in securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization

The fund will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in below investment grade debt of corporate issuers.

The fund’s investment in below investment grade debt of corporate issuers may include below investment grade convertible bonds and floating rate loans. The fund’s investments in floating rate loans typically hold a senior position in the borrower’s capital structure, but may also include unsecured or subordinated loans.

The fund invests in securities of any maturity and duration. The fund’s investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund’s investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in debt securities and other obligations of U.S. and non-U.S. governmental entities, including municipal issuers, as well as corporate and other non-governmental entities.

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. For purposes of satisfying the 80% requirement, the fund may invest in derivative instruments that provide exposure to such debt securities or have similar economic characteristics. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The adviser allocates the fund’s debt securities among different instruments and segments of the debt markets, based on its outlook for economic, interest rate and political trends. Debt securities may include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including “sub-prime” mortgages), asset-backed securities, floating rate loans, convertible securities, preferred securities, Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities, subordinated debt securities, event-linked bonds and other insurance-linked securities structured as debt securities, municipal bonds and funds that invest primarily in debt securities. The fund may invest without limit in debt securities of any credit

The fund will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in below investment grade debt of corporate issuers.

The fund’s investment in below investment grade debt of corporate issuers may include below investment grade convertible bonds and floating rate loans. The fund’s investments in floating rate loans typically hold a senior position in the borrower’s capital structure, but may also include unsecured or subordinated loans.

The fund invests in securities of any maturity and duration. The fund’s investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund’s investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in debt securities and other obligations of U.S. and non-U.S. governmental entities, including municipal issuers, as well as corporate and other non-governmental entities.

Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization

The fund may invest in mortgage-related securities, including “sub-prime” mortgages, and asset-backed securities subject to the fund’s policy to invest at least 80% of its net assets in high yield debt of corporate issuers. The fund may invest in any category of asset-backed security. The fund also may invest in subordinated debt securities and insurance-linked securities.

The fund may invest in equity securities and preferred stocks. The fund may receive equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan or as part of a package of securities.

quality, including those rated below investment grade (known as “junk bonds”) or, if unrated, of equivalent credit quality as determined by the fund’s investment adviser. The fund’s investments in debt securities rated below investment grade may include securities that are in default. The fund may invest in securities of issuers located in emerging markets.

The fund invests in securities with a broad range of maturities and maintains an average portfolio maturity that varies based upon the judgment of the adviser. The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund’s investments may include instruments that allow for balloon payments or negative amortization payments.

The fund’s investments in insurance-linked securities may include collateralized reinsurance, industry loss warranties and quota shares.

The fund may invest in equity securities as a consequence of holding debt of the same issuer or when the adviser believes

The fund may invest in mortgage-related securities, including “sub-prime” mortgages, and asset-backed securities subject to the fund’s policy to invest at least 80% of its net assets in high yield debt of corporate issuers. The fund may invest in any category of asset-backed security. The fund also may invest in subordinated debt securities and insurance-linked securities.

The fund may invest in equity securities and preferred stocks. The fund may receive equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan or as part of a package of securities.

Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization
the securities offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the fund’s primary investment objective of a high level of current income.
Amundi Pioneer, the fund’s investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund’s investment objectives. In assessing the appropriate maturity, credit quality and sector weightings of the portfolio, Amundi Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Amundi Pioneer determines the preferable portfolio characteristics, Amundi Pioneer selects individual securities to buy and sell based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, an assessment of credit quality, and sector and issuer diversification. Amundi Pioneer also employs fundamental research to assess an	Amundi Pioneer, the fund’s investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund’s investment objectives. In assessing the appropriate maturity, rating, sector and country weightings of the fund’s portfolio, Amundi Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve and other global monetary policies and the relative value of the U.S. dollar compared to other currencies. Once Amundi Pioneer determines the preferable portfolio characteristics, the adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, country, sector and issuer diversification. Amundi Pioneer also employs fundamental quantitative and qualitative	Amundi Pioneer, the fund’s investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund’s investment objectives. In assessing the appropriate maturity, credit quality and sector weightings of the portfolio, Amundi Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Amundi Pioneer determines the preferable portfolio characteristics, Amundi Pioneer selects individual securities to buy and sell based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, an assessment of credit quality, and sector and issuer diversification. Amundi Pioneer also employs fundamental research to assess an

Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization
issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. Amundi Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Amundi Pioneer’s ongoing review of the portfolio. In making these portfolio decisions, Amundi Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.	research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management capabilities. In selecting among market segments and instruments, Amundi Pioneer considers the relative value of particular investments. Amundi Pioneer may sell a portfolio security when it believes the security no longer will contribute to meeting the fund’s investment objectives. Amundi Pioneer makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, Amundi Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.	issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. Amundi Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Amundi Pioneer’s ongoing review of the portfolio. In making these portfolio decisions, Amundi Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
The fund may, but is not required to, use derivatives. The fund may use derivatives, such as inverse floating rate obligations, credit default swaps and bond and interest rate futures, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return

In addition to seeking to manage portfolio risk through conventional means, including through in-depth credit analysis and diversification, Amundi Pioneer employs derivative strategies designed to limit the effects of severe market events. Derivatives in which the fund may invest for this purpose include credit default swaps, futures and options, and swaps.

The fund also may use derivatives for a variety of

The fund may, but is not required to, use derivatives. The fund may use derivatives, such as inverse floating rate obligations, credit default swaps and bond and interest rate futures, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return

	Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization
	as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.	other purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may establish, through derivatives, net short positions for individual sectors, markets, currencies or securities, or as a means of adjusting the fund’s portfolio duration or other portfolio characteristics. The fund may invest without limit in derivative instruments. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.	as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.
	The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the prospectus or in the statement of additional information.	The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the prospectus or in the statement of additional information.	The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the prospectus or in the statement of additional information.
Portfolio turnover	The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

	Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization
	During the most recent fiscal year, the fund’s portfolio turnover rate was 60% of the average value of its portfolio.	During the most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Investment adviser	Amundi Pioneer Asset Management, Inc.
Portfolio managers

Day-to-day management of the fund’s portfolio is the responsibility of Matthew Shulkin, Andrew Feltus and Kenneth Monaghan. Mr. Shulkin, Mr. Feltus and Mr. Monaghan are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi Pioneer’s affiliates.

Mr. Shulkin, a Vice President, joined Amundi Pioneer in 2013 as a member of the U.S. fixed income team and has twenty years of investment experience. Prior to joining Amundi Pioneer, Mr. Shulkin spent five years at Mast Capital Management as an analyst focusing on the paper and forest products, packaging and homebuilding sectors. Previously, Mr. Shulkin was a credit analyst at Tisbury Capital and a member of the high yield team at Putnam

Day-to-day management of the fund’s portfolio is the responsibility of Michael Temple and Kevin Choy. The portfolio managers may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi Pioneer’s affiliates.

Mr. Temple is a Managing Director and Director of Corporate Credit Research, U.S. of Amundi Pioneer. He joined Amundi Pioneer in 2002 and has been an investment professional since 1991. Mr. Temple has served as a portfolio manager of the fund since 2011.

Mr. Choy is a Vice President of Amundi Pioneer. Mr. Choy joined Amundi Pioneer in 2015 as a member of the U.S. fixed income team and has been an investment professional since 2005. Prior to joining Amundi Pioneer, Mr. Choy spent six years at Hartford Investment Management as a Senior Analyst with a focus on evaluating credits across a range of sectors. Mr. Choy has served as a

Day-to-day management of the fund’s portfolio is the responsibility of Matthew Shulkin, Andrew Feltus and Kenneth Monaghan. Mr. Shulkin, Mr. Feltus and Mr. Monaghan are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi Pioneer’s affiliates.

Mr. Shulkin, a Vice President, joined Amundi Pioneer in 2013 as a member of the U.S. fixed income team and has twenty years of investment experience. Prior to joining Amundi Pioneer, Mr. Shulkin spent five years at Mast Capital Management as an analyst focusing on the paper and forest products, packaging and homebuilding sectors. Previously, Mr. Shulkin was a credit analyst at Tisbury Capital and a member of the high yield team at Putnam

	Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization

Investments. Mr. Shulkin has served as a portfolio manager of the fund since 2017.

Mr. Feltus, Managing Director and Co-Director of High Yield, joined Amundi Pioneer in 1994 and has served as a portfolio manager of the fund since 2017.

Mr. Monaghan, Managing Director and Co-Director of High Yield of Amundi Pioneer, has served as a portfolio manager of the fund since 2019. Prior to joining Amundi Smith Breeden in 2014, Mr. Monaghan was Partner and Portfolio Manager at Rogge Global Partners from 2008 to 2014, where he was responsible for U.S. High Yield and was an integral part of Rogge’s Global High Yield strategy.

The fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the fund.

portfolio manager of the fund since May 2016.

The fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the fund.

Investments. Mr. Shulkin has served as a portfolio manager of the fund since 2017.

Mr. Feltus, Managing Director and Co-Director of High Yield, joined Amundi Pioneer in 1994 and has served as a portfolio manager of the fund since 2017.

Mr. Monaghan, Managing Director and Co-Director of High Yield of Amundi Pioneer, has served as a portfolio manager of the fund since 2019. Prior to joining Amundi Smith Breeden in 2014, Mr. Monaghan was Partner and Portfolio Manager at Rogge Global Partners from 2008 to 2014, where he was responsible for U.S. High Yield and was an integral part of Rogge’s Global High Yield strategy.

Fiscal Year End	August 31	March 31	August 31
Business	A diversified series of Pioneer Series Trust V, an open-end management investment company organized as a Delaware statutory trust.	A diversified series of Pioneer Series Trust X, an open-end management investment company organized as a Delaware statutory trust.	A diversified series of Pioneer Series Trust X, an open-end management investment company organized as a Delaware statutory trust.
Net assets (as of May 31, 2020)	$24,104,308	$116,588,762	$140,693,070

Principal Investment Strategies

	Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization
Below Investment Grade Securities (“Junk Bonds”)	The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Amundi Pioneer. A debt security is below investment grade if it is rated BB or lower by Standard & Poor’s Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Amundi Pioneer. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.
Investment grade securities

A debt security is considered investment grade if it is:

•  Rated BBB or higher at the time of purchase by Standard & Poor’s Financial Services LLC;

•  Rated the equivalent rating by a nationally recognized statistical rating organization; or

•  Determined to be of equivalent credit quality by Amundi Pioneer.

Debt Rating Considerations	For purposes of the fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund’s securities, Amundi Pioneer will consider if any action is appropriate in light of the fund’s investment objectives and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Amundi Pioneer’s own assessment of the credit quality of potential investments.
	The fund has an average credit quality of BB-.	The fund has an average credit quality of BB+.	The fund has an average credit quality of BB-.
U.S. Government Securities	The fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association (GNMA) certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks (FHLBs); supported by the discretionary authority of the U.S. government to purchase the agency’s securities like those of the Federal National Mortgage Association (FNMA); or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. U.S. government securities include zero

	Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization

coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest-bearing securities with comparable maturities.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and Federal Home Loan Mortgage Corporation (FHLMC).

Municipal Securities	The fund may invest in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.
Non-U.S. investments	The fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.
Asset-backed Securities

The fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The fund’s investments in asset-backed securities may include derivative and structured securities.

The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

Mortgage-backed Securities

The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as FNMA or FHLMC or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The fund’s investments in mortgage-related securities may include mortgage derivatives and structured securities.

	Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization
The fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.
Floating rate investments	Floating rate investments are securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds.
Floating Rate Loans	The fund may invest in floating rate loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank’s prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets. In most instances, the fund’s investments in floating rate loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral. Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the fund is a direct investor in a loan, the fund may have the ability to influence the terms of the loan, although the fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the fund invests in a loan participation, the fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.
Subordinated Securities	The fund may invest in securities that are subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
Insurance-linked Securities	The fund may invest in insurance-linked securities (ILS). The fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that

	Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization

exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The fund’s investments in ILS may include event-linked bonds. ILS also may include securities issued by special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments. The fund may invest in interests in pooled entities that invest primarily in ILS. Where the ILS are based on the performance of underlying reinsurance contracts, the fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for Amundi Pioneer to fully evaluate the underlying risk profile of the fund’s structured reinsurance investments, and therefore the fund’s assets are placed at greater risk of loss than if Amundi Pioneer had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the fund.

Zero Coupon Securities	The fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.
Repurchase Agreements	The fund may invest in repurchase agreements. In a repurchase agreement, the fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Derivatives	The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. The fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the

	Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post-Reorganization

change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:

•  In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

•  As a substitute for purchasing or selling securities

•  To attempt to increase the fund’s return as a non-hedging strategy that may be considered speculative

•  To manage portfolio characteristics (for example, the duration or credit quality of the fund’s portfolio)

•  As a cash flow management technique

The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Inverse floating rate obligations	The fund may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Cash management and temporary investments	Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.
Reverse repurchase agreements and borrowing	The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading	The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund’s investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

Comparison of Principal Risks

As discussed above, the Board of Trustees of Pioneer Dynamic Credit Fund has approved certain changes in connection with the Reorganization, such that, following the completion of the Reorganization, the combined fund will have the same investment strategies and investment policies as your fund. Accordingly, following the completion of the Reorganization, the combined fund will have the same principal risks of investing as your fund.

The following describe the common risks of investing in each of Pioneer Corporate High Yield Fund, Pioneer Dynamic Credit Fund and the combined fund:

You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives.

Market risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, infectious illness or public health issues, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.

LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. In July 2017, the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. The expected discontinuation of LIBOR could have a significant impact on financial markets and may present risks for certain market participants, including the portfolio. Discontinuation of or changes to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. For example, debt securities in which the portfolio invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. Derivative investments also may reference LIBOR. In addition, issuers of instruments in which a portfolio invests may obtain financing at floating rates based on LIBOR, and a portfolio may use leverage or borrowings based on LIBOR. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Discontinuation of or changes to LIBOR could lead to significant short- and long-term uncertainty and market instability and could affect the value and liquidity of securities in which the portfolio invests. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally.

Recent events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often changes in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. Junk bonds generally are issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt securities relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems junk bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Interest rate risk. The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the fund, generally falls. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities. Calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund’s yield, may decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received and distributed by the fund.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the fund may decline due to a decrease in market interest rates.

The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. In addition, rising interest rates can also lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument’s interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument’s interest rate may not result and the instrument may decline in value. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the fund earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease.

The interest rates of some floating rate obligations adjust only periodically. Between the times that interest rates on floating rate obligations adjust, the interest rate on those obligations may not correlate to prevailing rates. That will affect the value of the loans and may cause the net asset values of the fund’s shares to fluctuate.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses and suffer delays in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

Prepayment or call risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.

To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be impossible or difficult to purchase or sell. Although most of the fund’s securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Liquidity and value of investments can deteriorate rapidly. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced. A lack of liquidity or other adverse credit market conditions may affect the fund’s ability to sell the securities in which it invests or to find and purchase suitable investments. These illiquid investments may also be difficult to value, especially in changing markets. If the fund is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed income mutual funds may be higher than normal. If an auction fails for an auction rate security, there may be no secondary market for the security and the fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.

U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.

U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. The risk of default is generally higher in the case of mortgage-backed investments offered by private issuers and those that include so-called “sub-prime” mortgages. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more than the value of debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.

At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.

The fund may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying asset or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In the event of a default, the fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the fund’s access to collateral, if any, may be limited by bankruptcy law. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. If the portfolio invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, Amundi Pioneer will seek to avoid receiving material, non-public information about the issuer of a loan either held by, or considered for investment by, the fund, and this decision could adversely affect the fund’s investment performance. Because affiliates of Amundi Pioneer may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the portfolio’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. Loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Risks of investing in insurance-linked securities. The fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Insurance-linked securities are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. Certain insurance-linked securities may have limited liquidity, or may be illiquid. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund’s investment in an insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so. Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts. The fund has limited transparency into the individual contracts underlying such securities and therefore must rely on the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Certain insurance-linked securities may be difficult to value.

Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.

Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent years, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the fund invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments.

Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.

Unlike bonds that pay interest throughout the period to maturity, the fund generally will realize no cash until maturity and, if the issuer defaults, the fund may obtain no return at all on its investment. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the fund’s reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

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Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund’s securities at times, in amounts and at prices it considers reasonable

•	Adverse effect of currency exchange rates or controls on the value of the fund’s investments, or its ability to convert non-U.S. currencies to U.S. dollars

•	The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

•	Economic, political, regulatory and social developments may adversely affect the securities markets

•	It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country

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Withholding and other non-U.S. taxes may decrease the fund’s return. The value of the fund’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country

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Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries

•	It is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States

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A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms

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Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange

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A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. These events could negatively affect the value and liquidity of the fund’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries

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If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities

•	Sanctions or other government actions against a foreign nation could negatively impact the fund’s investments in securities that have exposure to that nation

Additional risks of investing in emerging markets include:

•	The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets

•	Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

•	The fund could experience a loss from settlement and custody practices in some emerging markets

•	The possibility that a counterparty may not complete a currency or securities transaction

•	Low trading volumes may result in a lack of liquidity and in extreme price volatility

•	China and other developing market Asia-Pacific countries may be subject to considerable degrees of economic, political and social instability

Equity securities risk. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.

Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

Derivatives risk. Using swaps, futures and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the fund’s other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. Pioneer Corporate High Yield Fund’s ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

Industries in the telecommunications segment, such as telephone operating companies, may be significantly affected by changes in government regulation, intense competition for market share, changes in technology within the industry, dependency on patent protection, changing consumer preferences, and overall economic conditions.

Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause shareholders to incur a higher level of taxable income or capital gains.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the fund’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. The fund may value investments using fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. If one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s adviser, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cybersecurity risk. Cybersecurity failures by and breaches of the fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund’s ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The fund and its shareholders could be negatively impacted as a result.

Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objectives.

The following are additional principal risks of an investment in Pioneer Dynamic Credit Fund. As discussed above, the Board of Trustees of Pioneer Dynamic Credit Fund has approved certain changes in connection with the Reorganization, such that, following the completion of the Reorganization, the combined fund will have the same investment strategies and investment policies as your fund, and the same principal investment risks as your fund.

Short position risk. Taking short positions involves leverage of the fund’s assets and presents various risks. If the price of the instrument or market on which the fund has taken a short position increases, then the fund will incur a loss. Because of leverage, taking short positions involves the risk that losses may be exaggerated, potentially more than the actual cost of the investment. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses. Also, there is the risk that a counterparty may fail to perform the terms of the arrangement, causing a loss to the fund. In the short sale of an instrument, the fund must first borrow the instrument from a lender, such as a broker or other institution. The fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the fund may be unable to implement its investment strategy due to the lack of available financial instruments or for other reasons.

Forward foreign currency transactions risk. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Amundi Pioneer’s judgment regarding the direction of changes in currency exchange rates.

Structured securities risk. The structured securities in which the fund invests are a type of derivative instrument. The payment and credit qualities of these instruments derive from the underlying assets and the terms of the particular security, and they may behave in ways not anticipated by the fund. Some of these instruments may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Distributions from collateral securities may not be adequate to make interest or other payments, and the quality of the collateral may decline in value or default. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the fund. Certain structured securities are thinly traded or have limited trading markets. The structured securities may be subordinate to other classes.

Inflation-linked securities risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is a non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of a non-seasonally adjusted index can cause the fund’s income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The values of inflation-linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation. In general, the price of an inflation-linked security tends to decline when real interest rates increase.

Currency risk. Because the fund may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Risks of warrants and rights. Warrants and rights give the fund the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

The fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the fund’s interest in the issuing company. The market for such rights is not well developed and, accordingly, the fund may not always realize full value on the sale of rights.

Risk of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs), subjects the fund to the risks of investing in the underlying securities or assets held by those funds.

When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs are bought and sold based on market prices and can trade at a premium or a discount to the ETFs net asset value. ETFs that invest in commodities may be subject to regulatory trading limits that could affect the value of their securities.

Comparison of Fees and Expenses

Shareholders of both Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Pioneer Fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of your fund for the twelve-month period ended February 29, 2020, and (ii) for Pioneer Dynamic Credit Fund, the expenses of Pioneer Dynamic Credit Fund for the twelve-month period ended March 31, 2020. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Reorganization occurred on March 31, 2020. Pioneer Corporate High Yield Fund will be the accounting survivor of the Reorganization. As the accounting survivor, Pioneer Corporate High Yield Fund’s operating history will be used for the combined fund’s financial reporting purposes.

	Pioneer Corporate High Yield Fund (12 months ended February 29, 2020)	Pioneer Dynamic Credit Fund (12 months ended March 31, 2020)	Combined Fund (Pro Forma 12 months ended March 31, 2020)	Pioneer Corporate High Yield Fund (12 months ended February 29, 2020)	Pioneer Dynamic Credit Fund (12 months ended March 31, 2020)	Combined Fund (Pro Forma 12 months ended March 31, 2020)
Shareholder transaction fees (paid directly from your investment)	Class A	Class A	Class A	Class C	Class C	Class C
Maximum sales charge (load) when you buy shares as a percentage of offering price	4.50%	4.50%	4.50%	None	None	None
Maximum deferred sales charge (load) as a percentage of offering price or the amount you receive when you sell shares, whichever is less	None [1]	None [1]	None [1]	1.00%	1.00%	1.00%
Redemption fee as a percentage of amount redeemed, if applicable	None	None	None	None	None	None
Annual Fund operating expenses (deducted from fund assets) as a % of average daily net assets
Management Fee	0.50%	0.70%	0.50%	0.50%	0.70%	0.50%
Distribution and Service (12b-1) Fee	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%
Other Expenses	1.12%	0.30%	0.27%	1.12%	0.33%	0.31%
Total Annual Fund Operating Expenses	1.87%[2]	1.25%[3]	1.02%[4]	2.62%[2]	2.03%	1.81%[4]
Less: Fee Waiver and Expense Limitations	-0.97%[2]	-0.05%[3]	-0.12%[4]	-0.97%[2]	0.00%	-0.16%[4]
Net Expenses	0.90%[2]	1.20%[3]	0.90%[4]	1.65%[2]	2.03%	1.65%[4]

	Pioneer Corporate High Yield Fund (12 months ended February 29, 2020)	Pioneer Dynamic Credit Fund (12 months ended March 31, 2020)	Combined Fund (Pro Forma 12 months ended March 31, 2020)
Shareholder transaction fees (paid directly from your investment)	Class Y	Class Y	Class Y
Maximum sales charge (load) when you buy shares as a percentage of offering price	None	None	None
Maximum deferred sales charge (load) as a percentage of offering price or the amount you receive when you sell shares, whichever is less	1.00%	1.00%	1.00%
Redemption fee as a percentage of amount redeemed, if applicable	None	None	None
Annual Fund operating expenses (deducted from fund assets) as a % of average daily net assets
Management Fee	0.50%	0.70%	0.50%
Distribution and Service (12b-1) Fee	0.00%	0.00%	0.00%
Other Expenses	1.08%	0.34%	0.34%
Total Annual Fund Operating Expenses	1.58%[2]	1.04%[3]	0.84%[4]
Less: Fee Waiver and Expense Limitations	-0.98%[2]	-0.19%[3]	-0.24%[4]
Net Expenses	0.60%[2]	0.85%[3]	0.60%[4]

[1]	Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%. See “Sales charges.”

[2]

Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90%, 1.65% and 0.60% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2021. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

[3]

Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.20% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through August 1, 2021. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the fund incurs excluded expenses. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

[4]

Following the Reorganization, Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 0.90%, 1.65% and 0.60% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2022. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Examples:

The examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods shown, and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that (a) your investment has a 5% return each year and (b) each fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Pro forma expenses are included assuming consummation of the Reorganization as of March 31, 2020. The examples are for comparison purposes only and are not a representation of any fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares	Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund (Pro Forma)
Class A – assuming redemption at end of period
Year 1	$538	$567	$538
Year 3	921	824	749
Year 5	1329	1101	977
Year 10	2466	1889	1631

Class A – assuming no redemption
Year 1	$538	$567	$538
Year 3	921	824	749
Year 5	1329	1101	977
Year 10	2466	1889	1631

Class C – assuming redemption at end of period
Year 1	$268	$306	$268
Year 3	722	637	554
Year 5	1304	1093	965
Year 10	2882	2358	2113

Class C – assuming no redemption
Year 1	$168	$206	$168
Year 3	722	637	554
Year 5	1304	1093	965
Year 10	2882	2358	2113

Class Y – with or without redemption at end of period
Year 1	$61	$87	$61
Year 3	403	312	244
Year 5	768	556	442
Year 10	1795	1254	1015

Comparison of the Funds’ Past Performance

The bar charts and table below indicate the risks and volatility of an investment in the funds by showing how the funds have performed in the past. The tables show average annual total returns for each class of shares of a fund over time and compare these returns to a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies. You can obtain updated performance information by visiting https://us.amundipioneer.com/products/mutual-funds/performance.html or by calling 1-800-225-6292.

A fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The bar charts do not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Upon consummation of the Reorganization, (i) the historical performance of Pioneer Corporate High Yield Fund will become the combined fund’s historical performance, and (ii) the combined fund will compare its performance to the ICE BofA ML U.S. High Yield Index.

Pioneer Corporate High Yield Fund’s Annual Returns — Class A Shares (%)*

(Years ended December 31)

*

During the period shown in the bar chart, Pioneer Corporate High Yield Fund’s highest quarterly return was 7.12% for the quarter ended 3/31/2019, and the lowest quarterly return was -4.25% for the quarter ended 12/31/2018.

At June 30, 2020, the year-to-date return was [    ]%.

Pioneer Dynamic Credit Fund’s Annual Returns — Class A Shares (%)*

(Years ended December 31)

*

During the period shown in the bar chart, Pioneer Dynamic Credit Fund’s highest quarterly return was 4.54% for the quarter ended 3/31/2012, and the lowest quarterly return was -3.09% for the quarter ended 12/31/2014.

At June 30, 2020, the year-to-date return was [    ]%.

Average Annual Total Returns (%)

(for periods ended December 31, 2019)

Pioneer Corporate High Yield Fund	1 Year	Since Inception	Inception Date
Class A			1/3/17
Return Before Taxes	10.54	4.58
Return After Taxes on Distributions	8.20	2.43
Return After Taxes on Distributions and Sale of Fund Shares	6.18	2.53
Class C	14.89	5.39	1/3/17
Class Y	16.02	6.46	1/3/17
ICE BofA ML U.S. High Yield Index (reflects no deduction for fees, expenses or taxes)	14.41	6.25	1/3/17

Pioneer Dynamic Credit Fund	1 Year	5 Years	Since Inception	Inception Date
Class A				5/2/11
Return Before Taxes	4.43	3.13	3.05
Return After Taxes on Distributions	3.11	1.24	1.23
Return After Taxes on Distributions and Sale of Fund Shares	2.61	1.51	1.51
Class C	8.49	3.31	2.79	5/2/11
Class Y	9.75	4.43	3.96	5/2/11
ICE Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index (reflects no deduction for fees, expenses or taxes)	2.60	1.33	0.91	5/2/11

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares will vary.

	Pioneer Corporate High Yield Fund	Pioneer Dynamic Credit Fund	Combined Fund, Post- Reorganization
Management fees

The fund pays Amundi Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Amundi Pioneer’s annual fee is equal to 0.50% of the fund’s average daily net assets up to $1 billion and 0.45% of the fund’s average daily net assets over $1 billion. The fee is accrued daily and paid monthly.

Prior to December 2, 2019, Amundi Pioneer’s annual fee was equal to 0.60% of the fund’s average daily net assets up to $1 billion and 0.55% of the fund’s average daily net assets over $1 billion.

For the fiscal year ended August 31, 2019, the fund paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.60% of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the fund’s semi-annual report to shareholders for the period ended February 29, 2020.

The fund pays Amundi Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Amundi Pioneer’s annual fee is equal to 0.70% of the fund’s average daily net assets up to $1 billion and 0.65% of the fund’s average daily net assets over $1 billion. The fee is accrued daily and paid monthly.

For the fiscal year ended March 31, 2020, the fund paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.70% of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the fund’s semiannual report to shareholders for the period ended September 30, 2019.

The fund will pay Amundi Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Amundi Pioneer’s annual fee is equal to 0.50% of the fund’s average daily net assets up to $1 billion and 0.45% of the fund’s average daily net assets over $1 billion. The fee is accrued daily and paid monthly.
For a comparison of the gross and net expenses of each fund, please see the class fee tables in the “Comparison of Fees and Expenses” section starting on page 33.

Reasons for the Reorganization

The Trustees of your fund believe that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

First, the Board considered that the portfolio management team that currently manages your fund will continue to manage the combined fund after the Reorganization, using the investment objectives, strategies and policies of your fund. The Board concluded that the continuity of portfolio management team, investment objectives, strategies and policies supported a determination that the Reorganization is in the best interests of shareholders.

Second, the Board considered that the historical performance of your fund will become the historical performance of the combined fund, and considered the historical performance of your fund as compared to a peer group of funds as classified by Morningstar, Inc. (“Morningstar”), an independent provider of investment company data. The Board concluded that the historical performance of your fund was consistent with the determination that the Reorganization is in the best interests of shareholders.

Third, the Board considered that the management fee rate payable by the combined fund will be the same as the management fee rate payable by your fund, and concluded that this supported a determination that the Reorganization is in the best interests of shareholders.

Fourth, the Board considered that the gross expense ratio of each class of shares of the combined fund resulting from the Reorganization is anticipated to be lower than the gross expense ratio of the corresponding class of your fund, and that, taking into account applicable contractual fee waiver and expense reimbursement arrangements, the net expense ratio of each class of shares of the combined fund resulting from the Reorganization is anticipated to be the same as the expense ratio of the corresponding class of your fund. The Board concluded that the expected lower gross expense ratios and identical net expense ratios of the combined fund supported a determination that the Reorganization is in the best interests of shareholders.

Fifth, the Board considered that your fund has not achieved a sufficient size to allow for more efficient operations. The Board considered that the larger size of the combined fund may allow it, relative to your fund, to reduce per share expenses as fixed expenses will be shared over a larger asset base. The Board concluded that the larger asset size of the combined fund supported a determination that the Reorganization is in the best interests of shareholders.

Sixth, the Board considered the expected tax consequences of the Reorganization. The Board considered the ability of the combined fund to utilize certain tax capital loss carryforwards in the future, noting that the Reorganization may limit the combined fund’s ability to use your fund’s capital loss carryforwards in future years under Section 382 of the Code, but that the combined fund is expected to be able to use the capital loss carryforwards of Pioneer Dynamic Credit Fund (which are significantly larger than those of your fund) without any limit under Section 382 of the Code. The Board considered that the use of capital losses and capital loss carryforwards may be limited by other sections of the Code.

The Board considered that, because at least 80% of the combined fund’s net assets will be invested in high yield debt securities of corporate issuers, and a significant number of Pioneer Dynamic Credit Fund’s holdings are not consistent with that investment strategy, it is currently anticipated that approximately 43% of Pioneer Dynamic Credit Fund’s assets will be sold in connection with the Reorganization. The Board noted that the disposition of securities in connection with the Reorganization is expected to result in transaction costs to Pioneer Dynamic Credit Fund of approximately $57,292. The Board considered that the disposition of securities in connection with the Reorganization is expected to result in capital gains to Pioneer Dynamic Credit Fund of $4,126,053 ($0.208 per share), but that it is expected that such capital gains will be offset by available tax capital loss carryforwards, and, accordingly, that no material distribution to shareholders is anticipated to result from the disposition of securities.

However, the Board considered that the actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

The Board considered that the Reorganization, itself, generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by your fund, Pioneer Dynamic Credit Fund or by the shareholders of either fund. The Board concluded that the expected tax consequences of the Reorganization were consistent with a determination that the Reorganization is in the best interests of shareholders.

The Board concluded that, taking into account the anticipated benefits to shareholders resulting from the Reorganization, including continuity of portfolio management team, investment objectives, strategies and policies and performance, but with a larger asset size and anticipated lower gross total expenses, the Reorganization is in the best interests of shareholders, notwithstanding transaction costs expected to be incurred in connection with the disposition of securities by Pioneer Dynamic Credit Fund in connection with the Reorganization.

Seventh, the Board considered that your fund would bear 25% of the expenses incurred in connection the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees, and that Pioneer Dynamic Credit Fund would likewise bear 25% of these costs. The Board considered that, because of class specific expense limitations, the expenses of Class A shares and Class Y shares would not increase as a result of the payment of any Reorganization Costs, while $3,563 is expected to be borne by Class C shares. The Board considered that Amundi Pioneer would bear the remaining 50% of the expenses incurred in connection with the Reorganization. In approving the allocation of Reorganization Costs, the Board considered information provided by Amundi Pioneer with respect to the relative short-term economic benefits and costs to shareholders anticipated to result from the Reorganization. The Board considered that the Reorganization Costs do not include transaction costs that will be incurred in connection with the disposition of securities in connection with the Reorganization. The Board concluded that the allocation of Reorganization Costs was consistent with a determination that the Reorganization is in the best interests of shareholders.

Eighth, the Board considered that the funds’ investment adviser and principal distributor would benefit from the Reorganization. For example, Amundi Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies. The consolidated portfolio management effort also might result in time and personnel savings and the preparation of fewer reports and regulatory filings, as well as prospectus disclosure, for one fund instead of two. The Board believes the Reorganization, in the long-term, could result in a decrease in the combined fund’s gross expenses.

BOARDS’ EVALUATION OF THE REORGANIZATION

For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interest of your fund and that the interests of your fund’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer Dynamic Credit Fund, including the Independent Trustees, approved the Reorganization. The Trustees also determined that the Reorganization is in the best interests of that fund and that the interests of the shareholders of that fund would not be diluted as a result of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of each fund as of June 5, 2020, and the pro forma combined capitalization of the combined fund as if the Reorganization occurred on that date. The actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of the funds between June 5, 2020 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the funds during that period resulting from income and distributions, and changes in the accrued liabilities of the funds during the same period.

	Pioneer Corporate High Yield Fund (June 5, 2020)	Pioneer Dynamic Credit Fund (June 5, 2020)	Combined Fund Pro Forma Adjustments(1) (June 5, 2020)	Pro Forma Combined Fund (June 5, 2020)
Net Assets
Class A	$8,513,447	$20,406,318	$0	$28,919,765
Class C	$3,884,194	$13,565,267	$(3,563)	$17,445.898
Class Y	$12,562,295	$84,997,434	$0	$97,559,729
Total Net Assets	$24,959,936	$118,969,019	$(3,563)	$143,925,392

Net Asset Value Per Share
Class A	$9.60	$8.48	—	$8.48
Class C	$9.59	$8.45	—	$8.45
Class Y	$9.59	$8.52	—	$8.52

Shares Outstanding
Class A	887,040	2,407,217	117,178	3,411,435
Class C	405,045	1,605,410	54,641	2,065,096
Class Y	1,309,567	9,971,060	164,482	11,445,109

(1)

The pro forma data reflects adjustments to account for the combined expenses of the Reorganization borne by Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund. The expenses of the Reorganization borne by the funds are estimated in the aggregate to be $62,500. Because of class specific expense limitations, the expenses of Class A shares and Class Y shares will not increase as a result of the payment of any Reorganization costs, while $3,563 is expected to be borne by Class C shares. In addition to these expenses, the funds will bear transaction costs that will be incurred in connection with the disposition of securities in connection with the Reorganization. Amundi Pioneer will bear the remaining expenses of the Reorganization.

It is impossible to predict how many shares of the combined fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of combined fund shares that will actually be received and distributed.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Portfolio Securities

Your fund normally invests, and the combined fund will normally invest, at least 80% of its net assets in high yield debt of corporate issuers. In contrast, Pioneer Dynamic Credit Fund selects investments from a broad spectrum of debt securities and has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Therefore, a significant number of Pioneer Dynamic Credit Fund’s holdings are not consistent with the combined fund’s investment strategy. For that reason, it is currently anticipated that approximately 43% of Pioneer Dynamic Credit Fund’s assets will be sold in connection with the Reorganization. The disposition of securities in connection with the Reorganization is expected to result in transaction costs to Pioneer Dynamic Credit Fund of approximately $57,292. Such transaction costs are in addition to the Reorganization Costs.

In addition, after the closing of the Reorganization, management will analyze and evaluate the portfolio securities of the combined fund, and it is possible that there may be further dispositions of portfolio securities of the combined fund following the Reorganization. Consistent with the combined fund’s investment objective and policies, any restrictions imposed by the Code and in the best interests of the shareholders of the combined fund, management will influence the extent and duration to which the portfolio securities of your fund and Pioneer Dynamic Credit Fund will be maintained by the combined fund. The disposition of portfolio securities also may result in significant brokerage expense to the combined fund.

The disposition of securities in connection with the Reorganization is expected to result in capital gains to Pioneer Dynamic Credit Fund of $4,126,053 ($0.208 per share). It is expected that such capital gains will be offset by available tax capital loss carryforwards, and, accordingly, that no material distribution to shareholders is anticipated to result from the disposition of securities. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, other capital gains and losses that may be recognized, and the combined fund’s ability to use any available tax loss carryforwards.

Tax Capital Loss Carryforwards

Federal income tax law generally permits a regulated investment company to carry forward indefinitely net capital losses from any taxable year to offset its capital gains. Presently, the net capital loss carryforwards of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund from their prior taxable years can be summarized as follows:

Fund	Capital Loss Carryforward
Pioneer Corporate High Yield Fund	$ 369,981
Pioneer Dynamic Credit Fund (to be renamed Pioneer Corporate High Yield Fund)	$63,829,028

For the period ending on the Closing Date, each fund may have net realized capital gains or losses, and as of the Closing Date a fund may also have net unrealized capital gains or losses.

The Reorganization may result in a number of additional limitations on the combined fund’s ability to use realized and unrealized losses of the combining funds. The discussion below describes the limitations that may apply based on the funds’ tax attributes and relative net asset values as of June 5, 2020. Since the Reorganization is not expected to close until September 25, 2020, the net current-year realized capital gains and losses and net unrealized capital gains and losses and the effect of the limitations described may change significantly between now and the completion of the Reorganization. Further, the ability of your fund and Pioneer Dynamic Credit Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

First, in the tax year of the combined fund in which the Reorganization occurs, the combined fund will be able to use carryforwards of your fund’s capital losses (including from your fund’s short taxable year ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the combined fund’s capital gains for such tax year, based on the number of days remaining in the combined fund’s tax year after the Closing Date.

Second, the Reorganization is expected to result in a limitation on the combined fund’s ability to use your fund’s capital loss carryforwards in subsequent tax years. This limitation, imposed by Section 382 of the Internal Revenue Code, will apply if your fund’s shareholders own less than 50% of the combined fund immediately after the Reorganization. This limitation is imposed on an annual basis. The annual limitation described in this paragraph for periods following the Reorganization generally will equal the product of the net asset value of your fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization (as of June 5, 2020, the annual limitation would be $272,063). This limitation may be prorated in the taxable year in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Third, the Reorganization may result in limitations on the combined fund’s ability to use loss carryforwards of Pioneer Dynamic Credit Fund, a portion of losses recognized by Pioneer Dynamic Credit Fund in the taxable year in which the Reorganization occurs, and, in certain cases, a net unrealized loss inherent in the assets of Pioneer Dynamic Credit Fund at the time of the Reorganization to offset gains realized after the Reorganization that are attributable to unrealized capital gains of your fund as of the Closing Date. That limitation will generally apply if your fund’s unrealized capital gains as of the Closing Date are greater than $10,000,000 or 15% of the fair market value of your fund’s assets as of the Closing Date.

Fourth, the Reorganization may result in a limitation on the combined fund’s ability to use capital loss carryforwards of your fund (including any net loss from your fund’s short taxable year ending on the date of the Reorganization) and, in certain cases, a net unrealized loss inherent in the assets of your fund at the time of the Reorganization to offset gains realized after the Reorganization that are attributable to unrealized capital gains in Pioneer Dynamic Credit Fund’s assets immediately prior to the Reorganization. This limitation will generally apply if Pioneer Dynamic Credit Fund’s unrealized capital gains as of the date of the Reorganization are greater than $10,000,000 or 15% of the fair market value of its assets as of the Closing Date.

As of June 5, 2020, the funds had the following current-year net realized capital losses and net unrealized losses:

Fund	Current-Year Realized Capital Losses	Net Unrealized Losses
Pioneer Corporate High Yield Fund	$(813,470)	$(366,764)
Pioneer Dynamic Credit Fund (to be renamed Pioneer Corporate High Yield Fund)	$(152,516)	$(4,461,412)

Fifth, any capital loss carryforwards from prior years, any net current-year capital losses, and, potentially, any unrealized capital losses will benefit the shareholders of the combined fund, rather than only the shareholders of the combining fund that incurred the loss.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

•	The Reorganization is scheduled to occur as of the close of business on September 25, 2020 but may occur on such later date as the parties may agree to in writing.

•

Pioneer Corporate High Yield Fund will transfer all of its assets to Pioneer Dynamic Credit Fund. Pioneer Dynamic Credit Fund will assume all of your fund’s liabilities. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

•

Pioneer Dynamic Credit Fund will issue Class A, Class C and Class Y shares to Pioneer Corporate High Yield Fund with an aggregate net asset value equal to the aggregate net asset value of Pioneer Corporate High Yield Fund’s Class A, Class C and Class Y shares, respectively.

•

Shares of Pioneer Dynamic Credit Fund will immediately be distributed to you on a class-by-class basis in proportion to the relative net asset value of your holdings of shares of each class of Pioneer Corporate High Yield Fund on the Closing Date. As a result, Pioneer Corporate High Yield Fund’s Class A, Class C and Class Y shareholders will end up as Class A, Class C and Class Y shareholders, respectively, of Pioneer Dynamic Credit Fund. The shares of each class of Pioneer Dynamic Credit Fund shares that you receive in the Reorganization will have the same aggregate net asset value as your holdings of shares of the corresponding class of Pioneer Corporate High Yield Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each fund will be determined using the Pioneer Funds’ valuation policies and procedures. Each fund’s valuation policies and procedures are identical.

•	After the shares are issued, Pioneer Corporate High Yield Fund will be dissolved.

•

No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, any contingent deferred sales charge that applied to Class A (if applicable) or Class C shares of Pioneer Corporate High Yield Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares of the combined fund you receive as a result of the Reorganization.

•

The Reorganization, itself, generally is not expected to result in gain or loss being recognized for federal income tax purposes by shareholders of either Pioneer Fund, or by either your fund or Pioneer Dynamic Credit Fund, except as set forth below under the heading “Tax Status of the Reorganization.” The Reorganization will not take place unless both funds receive a tax opinion from Morgan, Lewis & Bockius LLP, counsel to the funds, as described below under the heading “Tax Status of the Reorganization”.

Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization with respect to the Reorganization is attached as Exhibit A to this Information Statement/Prospectus. Material provisions of the Agreement and Plan of Reorganization are described below, but are qualified in their entirety by the attached copy.

Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of Pioneer Corporate High Yield Fund’s shares and will evidence ownership of shares of the combined fund. The combined fund will not issue share certificates in the Reorganization.

Conditions to Closing the Reorganization. The obligation of Pioneer Corporate High Yield Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by Pioneer Dynamic Credit Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).

The obligation of Pioneer Dynamic Credit Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including Pioneer Corporate High Yield Fund’s performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from that fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 7).

The funds’ obligations are subject to the receipt of a favorable opinion of Morgan, Lewis & Bockius LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.4).

Termination of Agreement and Plan of Reorganization. The Board of Trustees of either fund may terminate the Agreement and Plan of Reorganization at any time before the Closing Date, if the Board believes that proceeding with the Reorganization would no longer be in the best interests of shareholders of the applicable fund.

Expenses of the Reorganization. Each fund will bear approximately 25% of the expenses incurred in connection with the Reorganization Costs, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees (“Reorganization Costs”). Amundi Pioneer will bear the remaining 50% of the Reorganization Costs.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by each fund of an opinion from Morgan, Lewis & Bockius LLP, counsel to the Pioneer Funds, substantially to the effect that, for federal income tax purposes:

•

The transfer to Pioneer Dynamic Credit Fund of all of your fund’s assets in exchange solely for the issuance of Pioneer Dynamic Credit Fund’s shares to your fund and the assumption of all of your fund’s liabilities by Pioneer Dynamic Credit Fund, followed by the distribution of Pioneer Dynamic Credit Fund’s shares to the shareholders of your fund in complete liquidation of your fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and each of your fund and Pioneer Dynamic Credit Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Internal Revenue Code;

•

No gain or loss will be recognized by your fund in the Reorganization upon (1) the transfer of all of its assets to Pioneer Dynamic Credit Fund in the Reorganization solely in exchange for the shares of Pioneer Dynamic Credit Fund and the assumption by Pioneer Dynamic Credit Fund of all of your fund’s liabilities as described above or (2) the distribution by your fund of Pioneer Dynamic Credit Fund’s shares to your fund’s shareholders in complete liquidation of your fund, except for (A) any gain or loss that may be recognized with respect to “section 1256 contracts” as defined in Section 1256(b) of the Internal Revenue Code, (B) any gain that may be recognized with respect to stock in a “passive foreign investment company” as defined in Section 1297(a) of the Internal Revenue Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of your fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Internal Revenue Code;

•

The tax basis in the hands of Pioneer Dynamic Credit Fund of the assets of your fund transferred to Pioneer Dynamic Credit Fund in the Reorganization will be the same as the tax basis of the assets in the hands of your fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your fund on the transfer;

•

The holding period in the hands of Pioneer Dynamic Credit Fund of each asset of your fund transferred to Pioneer Dynamic Credit Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which that asset was held by your fund (except where investment activities of Pioneer Dynamic Credit Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•

No gain or loss will be recognized by Pioneer Dynamic Credit Fund upon its receipt of your fund’s assets solely in exchange for shares of Pioneer Dynamic Credit Fund and the assumption by Pioneer Dynamic Credit Fund of your fund’s liabilities as part of the Reorganization;

•	You will not recognize gain or loss upon the exchange of your shares solely for shares of Pioneer Dynamic Credit Fund as part of the Reorganization;

•

The aggregate tax basis of Pioneer Dynamic Credit Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the shares of your fund that you surrender in the exchange; and

•

Your holding period of Pioneer Dynamic Credit Fund shares you receive in the Reorganization will include the holding period of the shares of your fund that you surrender in the exchange, provided that you hold the shares of your fund as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of your fund and Pioneer Dynamic Credit Fund. The condition that each fund receives such an opinion may not be waived by either fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to the Reorganization, your fund is expected to declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to your fund’s shareholders all of your fund’s investment company taxable income (computed without regard to the dividends-paid deduction), all of its net tax-exempt income, and all of its net capital gain (after deduction of any available capital loss carryover) for taxable years ending on or prior to the Closing. The amount of such distribution is estimated as of June 5, 2020 to be as set forth in the table below. The amount set forth in the table below is an estimate based on your fund’s income and capital gains expected to be realized as if its taxable year ended on the Closing Date. Amounts actually distributed to shareholders immediately prior to the Reorganization may be higher or lower than the amounts set forth in the table below.

Fund	Distribution Amount (per share)
Pioneer Corporate High Yield Fund	$0

Any such distribution will generally result in taxable income to you.

The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

CLASSES OF SHARES OF THE FUNDS

The table below provides information regarding the characteristics and fee structure of Class A, Class C and Class Y shares of the Pioneer Funds. The policies disclosed below apply to each Pioneer Fund.

Class A sales charges and fees

The Class A shares of each Pioneer Fund have the same characteristics and fee structure.

•  Class A shares are offered with an initial sales charge of up to 4.50% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from the distributor of up to 4%, declining as the size of your investment increases.

•  There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.

•  Class A shares are subject to distribution and service (12b-1) fees of 0.25% of average daily net assets.

Class C sales charges and fees

The Class C shares of each Pioneer Fund have the same characteristics and fee structure.

•  Class C shares are offered without an initial sales charge.

•  Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.

•  Class C shares are subject to distribution and service (12b-1) fees of 1.00% of average daily net assets.

•  The maximum purchase amount (per transaction) for Class C shares is $499,999.

•  Effective September 1, 2018, Class C shares automatically convert to Class A shares after 10 years.

Class Y sales charges and fees

The Class Y shares of each Pioneer Fund have the same characteristics and fee structure.

•  Class Y shares are offered without an initial sales charge.

•  Class Y shares are not subject to a contingent deferred sales charge.

•  Class Y shares are not subject to distribution and service (12b-1) fees.

•  Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.

BUYING, EXCHANGING AND SELLING SHARES OF THE FUNDS

The table below provides information regarding how to buy, exchange and sell shares of the Pioneer Funds. The policies disclosed below apply to each Pioneer Fund.

Buying, Exchanging and Selling Shares
Buying shares

You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund’s transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi Pioneer, for your purchase of fund shares.

Minimum initial investment

Class A and Class C shares

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

Class Y shares

Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Amundi Pioneer.

Maximum purchase amounts

Purchases of each Pioneer Fund shares are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A and Class Y shares are not subject to a maximum purchase amount.

Exchanging shares

You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. Each fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund’s investment objective and policies as described in the fund’s prospectus. You generally will have to pay income taxes on an exchange.

Selling shares

Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after a fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

Buying, Exchanging and Selling Shares

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The funds generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the funds use to make such payment. If you recently sent a check to purchase the shares being sold, the funds may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the funds to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Under normal circumstances, the funds expect to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a fund’s investments, a fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, a fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. The funds also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

The funds reserve the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. If a fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. The funds may redeem in kind at a shareholder’s request or if, for example, a fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders.

During periods of deteriorating or stressed market conditions, when an increased portion of a fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the funds may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Buying, Exchanging and Selling Shares
Net asset value

The fund’s net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund’s most recent net asset value is available on the fund’s website, us.amundipioneer.com.

The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. If no reliable prices are available from either the primary or an alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent third party pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price.

Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that the fund invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem fund shares.

Buying, Exchanging and Selling Shares

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund’s net asset value is calculated. Because the fund may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund’s shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold, and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment adviser

Amundi Pioneer, as each fund’s investment adviser (the “Adviser”), selects the funds’ investments and oversees the funds’ operations.

Amundi Pioneer is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of March 31, 2020, Amundi had more than $1.6 trillion in assets under management worldwide. As of March 31, 2020, Amundi Pioneer (and its U.S. affiliates) had over $77 billion in assets under management.

Amundi Pioneer’s main office is at 60 State Street, Boston, Massachusetts 02109.

The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Amundi Pioneer has received an order from the Securities and Exchange Commission that permits Amundi Pioneer, subject to the approval of the fund’s Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi Pioneer (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Amundi Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.

Portfolio managers

Day-to-day management of the combined fund’s portfolio will be the responsibility of Matthew Shulkin, Andrew Feltus and Kenneth Monaghan. Mr. Shulkin, Mr. Feltus and Mr. Monaghan are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi Pioneer’s affiliates. This is the same portfolio management team that is responsible for the day-to-day management of Pioneer Corporate High Yield Fund.

Mr. Shulkin, a Vice President, joined Amundi Pioneer in 2013 as a member of the U.S. fixed income team and has twenty years of investment experience. Prior to joining Amundi Pioneer, Mr. Shulkin spent five years at Mast Capital Management as an analyst focusing on the paper and forest products, packaging and homebuilding sectors. Previously, Mr. Shulkin was a credit analyst at Tisbury Capital and a member of the high yield team at Putnam Investments. Mr. Shulkin has served as a portfolio manager of the fund since 2017.

Mr. Feltus, Managing Director and Co-Director of High Yield, joined Amundi Pioneer in 1994 and has served as a portfolio manager of the fund since 2017.

Mr. Monaghan, Managing Director and Co-Director of High Yield of Amundi Pioneer, has served as a portfolio manager of the fund since 2019. Prior to joining Amundi Smith Breeden in 2014, Mr. Monaghan was Partner and Portfolio Manager at Rogge Global Partners from 2008 to 2014, where he was responsible for U.S. High Yield and was an integral part of Rogge’s Global High Yield strategy.

Distributor

Amundi Pioneer Distributor, Inc. is each Pioneer Fund’s distributor. Each Pioneer Fund compensates the distributor for its services. The distributor is an affiliate of Amundi Pioneer.

Disclosure of portfolio holdings

Each Pioneer Fund’s policies and procedures with respect to the disclosure of its portfolio securities are described in the fund’s statement of additional information.

Distribution and service arrangements

Distribution Plan

Each Pioneer Fund has adopted a distribution plan for its Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Under each plan, a Pioneer Fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of a Pioneer Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

Additional Payments to Financial Intermediaries

Your financial intermediary may receive compensation from a Pioneer Fund, Amundi Pioneer or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.

Amundi Pioneer or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer Funds over other mutual funds or assist the distributor in its efforts to promote the sale of a Pioneer Fund’s shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Amundi Pioneer or its affiliates make these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to a Pioneer Fund, or from the retention of a portion of sales charges or distribution and service fees. Amundi Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer Funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer Funds and that are willing to cooperate with Amundi Pioneer’s promotional efforts. Amundi Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Amundi Pioneer may benefit from revenue sharing if the intermediary features the Pioneer Funds in its sales system (such as by placing certain Pioneer Funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Amundi Pioneer personnel may make presentations on the Pioneer Funds to the intermediary’s sales force). To the extent intermediaries sell more shares of the Pioneer Funds or retain shares of the Pioneer Funds in their clients’ accounts, Amundi Pioneer receives greater management and other fees due to the increase in the Pioneer Funds’ assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

The compensation that Amundi Pioneer pays to financial intermediaries is discussed in more detail in a Pioneer Fund’s statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this Information Statement/Prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Amundi Pioneer or the Pioneer Funds, as well as about fees and/or commissions it charges.

Amundi Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer Funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer Funds. If your intermediary provides these services, Amundi Pioneer or the Pioneer Funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Amundi Pioneer or its affiliates that are not related to the Pioneer Funds.

Choosing a Class of Shares

See “Classes of Shares of the Funds” for information regarding the characteristics and fee structure of Class A, Class C and Class Y shares of the Pioneer Funds. In addition to the Class A, Class C and Class Y shares to be issued in the Reorganization, Pioneer Dynamic Credit Fund also offers other classes of shares. This Information Statement/Prospectus relates only to the Class A, Class C and Class Y shares to be issued in the Reorganization.

Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:

•	The eligibility requirements that apply to purchases of a particular share class

•	The expenses paid by each class

•	The initial sales charges and contingent deferred sales charges (“CDSCs”), if any, applicable to each class

•	Whether you qualify for any reduction or waiver of sales charges

•	How long you expect to own the shares

•	Any services you may receive from a financial intermediary

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the initial sales charge and distribution and service fees you would have paid for purchases of Class A shares.

If you are eligible to purchase Class Y shares, you should be aware that Class Y shares are not subject to an initial sales charge, CDSC or distribution and service fees and generally have lower annual expenses than Class A or Class C shares. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose, and may impose its own investment fees and practices for purchasing and selling fund shares, which are not described in this Information Statement/Prospectus or in the fund’s statement of additional information. Consult your investment professional or financial intermediary about the availability of fund shares, the investment professional or financial intermediary’s practices, and other information.

Please note that the fund does not charge any initial sales charge, CDSC or other asset-based fee for sales or distribution of Class Y shares. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Because the fund is not party to any commission arrangement between you and your investment professional or financial intermediary, any purchases and redemptions of Class Y shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by an investment professional or financial intermediary are not reflected in the fees and expenses listed in the fee table or expense example in this Information Statement/Prospectus nor are they reflected in the performance in the bar chart and table in this Information Statement/Prospectus because these commissions are not charged by the fund.

For information on each Pioneer Fund’s expenses, please see “Comparison of Fees and Expenses.”

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the funds or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (CDSC) waivers, which are discussed under “Intermediary defined sales charge waiver policies.” In all instances, it is the purchaser’s responsibility to notify the funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the funds or through another intermediary to receive these waivers or discounts. Please see the “Intermediary defined sales charge waiver policies” section to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Automatic conversion of Class C shares

Effective September 1, 2018, Class C shares automatically convert to Class A shares after 10 years. Conversions occur during the month of or following the 10-year anniversary of the share purchase date. Class C shares held for longer than 10 years as of September 1, 2018 converted to Class A shares in September 2018. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. Generally, in order for your Class C shares to be eligible for automatic conversion to Class A shares, a fund or the financial intermediary through which you purchased your shares must have records which confirm that your Class C shares have been held for 10 years. Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion will not be eligible for automatic conversion to Class A shares. Specific intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares.

Initial Sales Charge (Class A Shares Only)

You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a Pioneer Fund.

Sales Charges for Class A Shares
	Sales charge as % of
Amount of Purchase	Offering price	Net amount invested
Less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 or more	-0-	-0-

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of Pioneer Fund shares may be higher or lower due to rounding.

Reduced sales charges – Class A shares

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.” Amundi Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer Funds over time if:

•	The amount of shares you own of the Pioneer Funds plus the amount you are investing now is at least $100,000 (Rights of accumulation)

•	You plan to invest at least $100,000 over the next 13 months (Letter of intent)

Rights of accumulation – Class A shares only

If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of intent – Class A shares only

You can use a letter of intent to qualify for reduced sales charges in two situations:

•	If you plan to invest at least $100,000 (excluding any reinvestment of dividends and capital gain distributions) in a Pioneer Fund’s Class A shares during the next 13 months

•

If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of a Pioneer Fund and Class A or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for Pioneer Fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the fund’s statement of additional information.

Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have met sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Amundi Pioneer will use each fund’s current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the funds with information or records, such as account numbers or statements, regarding shares of the funds or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401(k) accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor’s discretion, may include funds organized outside the U.S. and managed by Amundi Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges free of charge on Amundi Pioneer’s website at us.amundipioneer.com. The website includes hyperlinks that facilitate access to this information.

Class A purchases at net asset value

You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.

•	Current or former trustees and officers of the fund;

•	Partners and employees of legal counsel to the fund (at the time of initial share purchase);

•	Directors, officers, employees or sales representatives of Amundi Pioneer and its affiliates (at the time of initial share purchase);

•

Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Amundi Pioneer serves as investment adviser (at the time of initial share purchase);

•	Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

•	Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);

•	Members of the immediate families of any of the persons above;

•	Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;

•	Insurance company separate accounts;

•	Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;

•	Other funds and accounts for which Amundi Pioneer or any of its affiliates serves as investment adviser or manager;

•	Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;

•	Certain unit investment trusts;

•

Group employer-sponsored retirement plans with at least $500,000 in total plan assets. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed;

•	Group employer-sponsored retirement plans with accounts established with Amundi Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;

•

Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

•	Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares;

•	Redemption proceeds from a non-retirement account used by the shareholder to purchase fund shares in an IRA or other individual-type retirement account; and

•

Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer Fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Amundi Pioneer to include the Pioneer Funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Such mutual fund programs include certain self-directed brokerage services accounts held through qualified intermediaries that may or may not charge participating investors transaction fees.

Contingent deferred sales charges (CDSCs)

Class A shares

Purchases of Class A shares of $500,000 or more may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Amundi Pioneer on or before March 31, 2004).

Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

Paying the contingent deferred sales charge (CDSC)

Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.

•	The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less

•	You do not pay a CDSC on reinvested dividends or distributions

•	If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest

•	You may qualify for a waiver of the CDSC normally charged. See “Waiver or reduction of contingent deferred sales charges”

Waiver or reduction of contingent deferred sales charges

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:

•

The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;

•

You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;

•

The distribution is made in connection with limited automatic redemptions as described in “Systematic withdrawal plans” (limited in any year to 10% of the value of the account in a fund at the time the withdrawal plan is established);

•

The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:

○

It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant’s account at the time the distribution amount is established);

○	It is a required minimum distribution due to the attainment of age 70 1⁄2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);

○	It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or

○	It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);

•

The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:

○	A return of excess employee deferrals or contributions;

○	A qualifying hardship distribution as described in the Internal Revenue Code;

○	Due to retirement or termination of employment;

○

From a qualified defined contribution plan and represents a participant’s directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;

•	The distribution is made pursuant to the fund’s right to liquidate or involuntarily redeem shares in a shareholder’s account;

•	The distribution is made to pay an account’s advisory or custodial fees; or

•	The distributor does not pay the selling broker a commission normally paid at the time of the sale.

Please see the fund’s statement of additional information for more information regarding reduced sales charges and breakpoints.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the funds or through a financial intermediary. Please see the “Intermediary defined sales charge waiver policies” section for more information.

Class Y shares

Class Y shares are purchased at net asset value with no initial sales charge and no CDSC when redeemed. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Buying, exchanging and selling shares

Opening your account

You may open an account by completing an account application and sending it to the Pioneer Fund by mail or by fax. Please call the Pioneer Fund to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the Pioneer Fund(s). You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the Pioneer Funds for account applications, account options forms and other account information:

Pioneer Funds

P.O. Box 219427

Kansas City, MO 64121-9427

Telephone 1-800-225-6292

Please note that there may be a delay in receipt by the transfer agent of applications submitted by regular mail to a post office address.

Each Pioneer Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Pioneer Funds’ distributor, the Pioneer Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow a fund to identify you.

A Pioneer Fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.

Investing through financial intermediaries and retirement plans

If you invest in a Pioneer Fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this Information Statement/Prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Share prices for transactions

If you place an order to purchase, exchange or sell shares that is received in good order by a Pioneer Fund’s transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is received by the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

Good order means that:

•	You have provided adequate instructions

•	There are no outstanding claims against your account

•	There are no transaction limitations on your account

•	Your request includes a signature guarantee if you:

– Are selling over $100,000 or exchanging over $500,000 worth of shares

– Changed your account registration or address within the last 30 days

– Instruct the transfer agent to mail the check to an address different from the one on your account

– Want the check paid to someone other than the account’s record owner(s)

– Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Transaction limitations

Your transactions are subject to certain limitations, including the limitation on the purchase of a Pioneer Fund’s shares within 90 calendar days of a redemption. See “Excessive trading.”

Buying, exchanging and selling shares

Buying

You may buy a Pioneer Fund’s shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the Pioneer Fund’s transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi Pioneer, for your purchase of shares of a Pioneer Fund.

Minimum investment amounts

Class A and Class C shares

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are establishing an automatic investment plan or placing your trade through your investment firm. A Pioneer Fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers that have entered into an agreement with Amundi Pioneer.

Class Y shares

Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. A Pioneer Fund may waive the initial investment amount.

Waiver of the minimum investment amount for Class Y

The fund will accept an initial investment of less than $5 million if:

(a)

The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b)	The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c)

The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d)

The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Amundi Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e)

The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has an arrangement with Amundi Pioneer to include Class Y shares of the Pioneer mutual funds in its program. In one model, the intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services, as a combined service offering. In another model, a brokerage firm may provide transactional services in accordance with a commission schedule set by the firm. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds, and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f)	The investment is made by another Pioneer fund.

The fund reserves the right to waive the initial investment minimum in other circumstances.

Maximum purchase amounts

Purchases of shares of a Pioneer Fund are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A and Class Y shares are not subject to a maximum purchase amount.

Retirement plan accounts

You can purchase shares of a Pioneer Fund through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish an Amundi Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.

How to buy shares

Through your investment firm

Normally, your investment firm will send your purchase request to the Pioneer Funds’ distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi Pioneer, for your purchase of shares of a Pioneer Fund.

By phone or online

You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:

•	You established your bank account of record at least 30 days ago

•	Your bank information has not changed for at least 30 days

•	You are not purchasing more than $100,000 worth of shares per account per day

•	You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase shares of a Pioneer Fund for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail

You can purchase shares of a Pioneer Fund for an existing fund account by mailing a check to the fund. Make your check payable to the Pioneer Fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the Pioneer Fund’s name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the fund’s transfer agent of purchase orders submitted by regular mail to a post office address.

By wire (Class Y shares only)

If you have an existing (Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:

•	State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the Pioneer Fund receives your request to purchase shares

•	If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk

•	Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank

•	Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:

Receiving Bank:	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101 ABA Routing No. 011000028
For further credit to:	Shareholder Name Existing Pioneer Account No. [Name of Pioneer Fund]

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Exchanging

You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund’s investment objective and policies as described in the fund’s prospectus. You generally will have to pay income taxes on an exchange.

Same-fund exchange privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

How to exchange shares

Through your investment firm

Normally, your investment firm will send your exchange request to the Pioneer Fund’s transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online

After you establish an eligible fund account, you can exchange shares of a Pioneer Fund by phone or online if:

•	You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account

•	The fund into which you are exchanging offers the same class of shares

•	You are not exchanging more than $500,000 worth of shares per account per day

•	You can provide the proper account identification information

In writing, by mail or by fax

You can exchange shares of a Pioneer Fund by mailing or faxing a letter of instruction to the fund. You can exchange shares of a Pioneer Fund directly through the Pioneer Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:

•	The name and signature of all registered owners

•	A signature guarantee for each registered owner if the amount of the exchange is more than $500,000

•	The name of the Pioneer Fund out of which you are exchanging and the name of the fund into which you are exchanging

•	The class of shares you are exchanging

•	The dollar amount or number of shares you are exchanging

Please note that there may be a delay in receipt by the fund’s transfer agent of exchange requests submitted by regular mail to a post office address.

Selling

Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the Pioneer Fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the Pioneer Fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the Pioneer Fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for a Pioneer Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Under normal circumstances, a Pioneer Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Pioneer Fund’s investments, the Pioneer Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the Pioneer Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. A Pioneer Fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

Each Pioneer Fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. If a Pioneer Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Pioneer Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. Each Pioneer Fund may redeem in kind at a shareholder’s request or, for example, if the Pioneer Fund reasonably believes that a cash redemption may have a substantial impact on the Pioneer Fund and its remaining shareholders.

During periods of stressed market conditions, when an increased portion of a Pioneer Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Pioneer Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

How to sell shares

Through your investment firm

Normally, your investment firm will send your request to sell shares to the Pioneer Funds’ transfer agent. Consult your investment professional for more information. Each Pioneer Fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. Each Pioneer Fund reserves the right to terminate this procedure at any time.

By phone or online

If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell shares of a Pioneer Fund held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

•	By check, provided the check is made payable exactly as your account is registered

•	By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).

In writing, by mail or by fax

You can sell some or all of your shares of a Pioneer Fund by writing directly to the Pioneer Fund only if your account is registered in your name. Include in your request your name, the name of the Pioneer Fund, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Please note that there may be a delay in receipt by the fund’s transfer agent of redemption requests submitted by regular mail to a post office address.

How to contact Amundi Pioneer

By phone

For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call

1-800-225-6292

To request a transaction using FactFoneSM call

1-800-225-4321

By mail

Send your written instructions to:

Pioneer Funds

P.O. Box 219427

Kansas City, MO 64121-9427

Amundi Pioneer website

us.amundipioneer.com

By fax

Fax your exchange and sale requests to:

1-800-225-4240

Account options

See the account application form for more details on each of the following services or call the transfer agent for details and availability.

Telephone transaction privileges

If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the fund.

When you request a telephone transaction the funds’ transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If a Pioneer Fund’s confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

Online transaction privileges

If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

•	For new accounts, complete the online section of the account application

•	For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at us.pioneerinvestments.com.

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Amundi Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Periodic Investments

You can make periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, or an Automatic Investment Plan. Periodic investments may be made only through U.S. banks. You may use a periodic investment plan to establish a Class A share account with a small initial investment. If you have a Class C share account and your balance is at least $1,000, you may establish a periodic investment plan.

Automatic Investment Plan

If you establish an Automatic Investment Plan, the transfer agent will make a periodic investment in shares of a Pioneer Fund by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan’s dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges

You can automatically exchange your shares of a Pioneer Fund for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

•	You must select exchanges on a monthly or quarterly basis

•	Both the originating and receiving accounts must have identical registrations

•	The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options

Each Pioneer Fund offers three distribution options. Any shares of a Pioneer Fund you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1)	Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Pioneer Fund will automatically be invested in additional fund shares.

(2)	You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3)	You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500. When electing a cash distribution option, you may only select one destination for the cash distribution portion (i.e., bank account or directed to another mutual fund). The other distribution portion must be reinvested into your current mutual fund account or follow the same cash election.

If you are under 59 1⁄2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $25, the Pioneer Fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the Pioneer Fund will be purchased at the then-current net asset value.

Directed dividends

You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans

When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.

To establish a systematic withdrawal plan:

•	Your account must have a total value of at least $10,000 when you establish your plan

•	You may not request a periodic withdrawal of more than 10% of the value of any Class C share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit

If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding

You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies

Excessive trading

Frequent trading into and out of a Pioneer Fund can disrupt portfolio management strategies, harm the Pioneer Fund’s performance by forcing the Pioneer Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Pioneer Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. Each Pioneer Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pioneer Fund’s shares to be excessive for a variety of reasons, such as if:

•	You sell shares within a short period of time after the shares were purchased;

•	You make two or more purchases and redemptions within a short period of time;

•	You enter into a series of transactions that indicate a timing pattern or strategy; or

•	We reasonably believe that you have engaged in such practices in connection with other mutual funds.

Each Pioneer Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by investors in the Pioneer Fund. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to a Pioneer Fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the shareholders of the Pioneer Fund.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pioneer Fund may be adversely affected. Frequently, shares of a Pioneer Fund are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Each Pioneer Fund may reject a purchase or exchange order before its acceptance or the issuance of shares. Each Pioneer Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the Pioneer Fund believes are requested on behalf of market timers. Each Pioneer Fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the Pioneer Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A Pioneer Fund and its shareholders do not incur any gain or loss as a result of a rejected order. Each Pioneer Fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading, each Pioneer Fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a Pioneer Fund, that investor shall be prevented (or “blocked”) from purchasing shares of the Pioneer Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or “wrap” programs, transactions by insurance company separate accounts or transactions by other funds that invest in the Pioneer Fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the Pioneer Funds’ policy described above or the intermediaries’ own policies or restrictions designed to limit excessive trading of shares of a Pioneer Fund. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.

Purchases in kind

You may use securities you own to purchase shares of a Pioneer Fund provided that Amundi Pioneer, in its sole discretion, determines that the securities are consistent with the Pioneer Fund’s objective and policies and their acquisition is in the best interests of the Pioneer Fund. If the Pioneer Fund accepts your securities, they will be valued for purposes of determining the number of shares of the Pioneer Fund to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase shares of the Pioneer

Fund for cash in an amount equal to the value of the shares of the Pioneer Fund that you purchase. Your broker may also impose a fee in connection with processing your purchase of shares of a Pioneer Fund with securities.

Reinstatement privilege (Class A shares)

If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:

•	You must send a written request to the transfer agent no more than 90 days after selling your shares and

•	The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of a Pioneer Fund’s shares within 90 calendar days of redemption. See “Excessive trading.”

When you elect reinstatement, you are subject to the provisions outlined in the selected Pioneer Fund’s prospectus, including the fund’s minimum investment requirement. Your sale proceeds will be reinvested in shares of the Pioneer Fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of shares of a Pioneer Fund, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Amundi Pioneer website

us.amundipioneer.com

The website includes a full selection of information on mutual fund investing.

You can also use the website to get:

•	Your current account information

•	Prices, returns and yields of all publicly available Pioneer mutual funds

•	Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

•	A copy of Amundi Pioneer’s privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFoneSM 1-800-225-4321

You can use FactFoneSM to:

•	Obtain current information on your Pioneer mutual fund accounts

•	Inquire about the prices and yields of all publicly available Pioneer mutual funds

•	Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts

•	Request account statements

If you plan to use FactFoneSM to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM.

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM to obtain account information.

Household delivery of fund documents

With your consent, Amundi Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with a Pioneer Fund. If you wish to revoke your consent to this practice, you may do so by notifying Amundi Pioneer, by phone or in writing (see “How to contact us”). Amundi Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Confirmation statements

The Pioneer Funds’ transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Amundi Pioneer combined account statement will be mailed to you each quarter.

Tax information

Early each year, each Pioneer Fund will mail you information about the tax status of the dividends and distributions paid to you by the Pioneer Fund.

Tax information for IRA rollovers

In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the Pioneer Funds’ transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy

Each Pioneer Fund has a policy designed to protect the privacy of your personal information. A copy of Amundi Pioneer’s privacy notice was given to you at the time you opened your account. Each Pioneer Fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Amundi Pioneer’s website.

Signature guarantees and other requirements

You are required to obtain a signature guarantee when:

•	Requesting certain types of exchanges or sales of shares of a Pioneer Fund

•	Redeeming shares for which you hold a share certificate

•	Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer Funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. A Pioneer Fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell shares of a Pioneer Fund.

Minimum account size

Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each Pioneer Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting a Pioneer Fund by telephone or accessing us.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Amundi Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access us.pioneerinvestments.com or reach a Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

Share certificates

The Pioneer Funds do not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies

Each Pioneer Fund and the distributor reserve the right to:

•	reject any purchase or exchange order for any reason, without prior notice

•

charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Pioneer Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege

•	revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Each Pioneer Fund reserves the right to:

•

charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days’ notice. A Pioneer Fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee

•	close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes

Dividends and capital gains

Each Pioneer Fund declares dividends daily. The daily dividends consist of substantially all of a Pioneer Fund’s net income (excluding any net short- and long-term capital gains). You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month.

Each Pioneer Fund generally pays any distribution of net short- and long-term capital gains in November. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for a fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund shortly before a distribution described in this paragraph, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Taxes

You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from a Pioneer Fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from a Pioneer Fund’s net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from a Pioneer Fund’s net short-term capital gains are generally taxable as ordinary income. Other dividends are generally taxable as ordinary income or, in general, if paid from the fund’s “qualified dividend income” and if certain conditions, including holding period requirements, are met by the fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%.

“Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

A portion of dividends received from the fund (but none of the fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations. Since the fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of dividends paid by the fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to noncorporate shareholders on “qualified dividend income.”

Each Pioneer Fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If a Pioneer Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend you receive as if you received it in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareowners. When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the Pioneer Fund shares that you sell or exchange.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

You must provide your social security number or other taxpayer identification number to a Pioneer Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, a Pioneer Fund will apply “backup withholding” tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is currently 24%.

Distributions derived from interest on U.S. government obligations (but generally not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales or exchanges of Pioneer Fund shares. However, in the case of Pioneer Fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales and exchanges of Pioneer Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund, or effecting such sales or exchanges.

Plan participants whose retirement plan invests in a Pioneer Fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales or exchanges of Pioneer Fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in a Pioneer Fund. You may also consult the Pioneer Fund’s statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the Pioneer Fund and its shareowners.

Intermediary defined sales charge waiver policies

Ameriprise Financial

Effective July 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Information Statement/Prospectus or the Pioneer Fund’s statement of additional information.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Edward D. Jones & Co. Mutual Fund Policies

Sales Waivers and Reductions in Sales Charges

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Information Statement/Prospectus or the Pioneer Fund’s statement of additional information or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Pioneer Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of Accumulation (ROA)

•

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Pioneer Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

•	ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

•

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•

Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•

Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•

Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder

•	Systematic withdrawals with up to 10% per year of the account value

•	Return of excess contributions from an Individual Retirement Account (IRA)

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

•	Shares exchanged in an Edward Jones fee-based program

•	Shares acquired through NAV reinstatement

Other Important Information

1.1 Minimum Purchase Amounts

•	$250 initial purchase minimum

•	$50 subsequent purchase minimum

1.2 Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

-	A fee-based account held on an Edward Jones platform

-	A 529 account held on an Edward Jones platform

-	An account with an active systematic investment plan or letter of intent (LOI)

1.3 Changing Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Janney Montgomery Scott

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Information Statement/Prospectus or the Pioneer Fund’s statement of additional information.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s prospectus.

•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Merrill Lynch

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Information Statement/Prospectus or the Pioneer Fund’s statement of additional information.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales charge discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales charge discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

•

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

•

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales charge discounts and waivers

•	Front-End Sales Charge Discounts available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in this prospectus

•

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Information Statement/Prospectus or the Pioneer Fund’s statement of additional information.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Information Statement/Prospectus or the Pioneer Fund’s statement of additional information.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•

A shareholder in the fund’s Class C shares will have their shares conver ted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as par t of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Information Statement/Prospectus or the Pioneer Fund’s statement of additional information.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and Class C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand each Pioneer Fund’s financial performance for the past five years or since inception of the fund, as applicable.

Certain information reflects financial results for a single Pioneer Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C or Class Y shares of the applicable Pioneer Fund (assuming reinvestment of all dividends and distributions).

Pioneer Corporate High Yield Fund will be the accounting survivor of the Reorganization. As the accounting survivor, Pioneer Corporate High Yield Fund’s operating history will be used for financial reporting purposes after consummation of the Reorganization.

Each Fund’s financial highlights for the past three fiscal years have been audited by Ernst & Young LLP, each Fund’s independent registered public accounting firm. Pioneer Dynamic Credit Fund’s financial highlights for the fiscal years ended March 31, 2016 and March 31, 2017 were audited by another independent registered public accounting firm.

Financial Highlights

Pioneer Corporate High Yield Fund

	Six Months Ended 2/29/20 (unaudited)		Year Ended 8/31/19	Year Ended 8/31/18	1/3/17* to 8/31/17
Class A
Net asset value, beginning of period	$10.15		$9.97	$10.22	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.26		$0.50	$0.47	$0.29
Net realized and unrealized gain (loss) on investments	(0.10)		0.18	(0.21)	0.21
Net increase (decrease) from investment operations	$0.16		$0.68	$0.26	$0.50
Distributions to shareowners:
Net investment income	$(0.30)		$(0.50)	$(0.46)	$(0.28)
Net realized gain	—		—	(0.05)	—
Total distributions	$(0.30)		$(0.50)	$(0.51)	$(0.28)
Net increase (decrease) in net asset value	$(0.14)		$0.18	$(0.25)	$0.22
Net asset value, end of period	$10.01		$10.15	$9.97	$10.22
Total return (b)	1.56	%(c)	7.13%	2.60%	5.00	%(c)
Ratio of net expenses to average net assets	0.95	%(d)	1.00%	1.01%	1.02	%(d)
Ratio of net investment income (loss) to average net assets	5.02	%(d)	5.10%	4.68%	4.40	%(d)
Portfolio turnover rate	32	%(c)	60%	114%	113	%(c)
Net assets, end of period (in thousands)	$8,660		$8,374	$8,009	$8,076
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.87	%(d)	2.12%	1.91%	3.89	%(d)
Net investment income (loss) to average net assets	4.10	%(d)	3.98%	3.78%	1.53	%(d)
*	Class A shares commenced operations on January 3, 2017.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

Financial Highlights (continued)

Pioneer Corporate High Yield Fund

	Six Months Ended 2/29/20 (unaudited)		Year Ended 8/31/19	Year Ended 8/31/18	1/3/17* to 8/31/17
Class C
Net asset value, beginning of period	$10.14		$9.96	$10.21	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.22		$0.43	$0.40	$0.24
Net realized and unrealized gain (loss) on investments	(0.10)		0.18	(0.22)	0.20
Net increase (decrease) from investment operations	$0.12		$0.61	$0.18	$0.44
Distributions to shareowners:
Net investment income	$(0.26)		$(0.43)	$(0.38)	$(0.23)
Net realized gain	—		—	(0.05)	—
Total distributions	$(0.26)		$(0.43)	$(0.43)	$(0.23)
Net increase (decrease) in net asset value	$(0.14)		$0.18	$(0.25)	$0.21
Net asset value, end of period	$10.00		$10.14	$9.96	$10.21
Total return (b)	1.18	%(c)	6.34%	1.84%	4.44	%(c)
Ratio of net expenses to average net assets	1.70	%(d)	1.75%	1.75%	1.75	%(d)
Ratio of net investment income (loss) to average net assets	4.27	%(d)	4.35%	3.94%	3.67	%(d)
Portfolio turnover rate	32	%(c)	60%	114%	113	%(c)
Net assets, end of period (in thousands)	$4,050		$4,089	$3,983	$4,032
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.62	%(d)	2.87%	2.65%	4.63	%(d)
Net investment income (loss) to average net assets	3.35	%(d)	3.23%	3.04%	0.79	%(d)
*	Class C shares commenced operations on January 3, 2017.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.

Financial Highlights (continued)

Pioneer Corporate High Yield Fund

	Six Months Ended 2/29/20 (unaudited)		Year Ended 8/31/19	Year Ended 8/31/18	1/3/17* to 8/31/17
Class Y
Net asset value, beginning of period	$10.15		$9.97	$10.22	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.27		$0.53	$0.50	$0.31
Net realized and unrealized gain (loss) on investments	(0.10)		0.18	(0.22)	0.20
Net increase (decrease) from investment operations	$0.17		$0.71	$0.28	$0.51
Distributions to shareowners:
Net investment income	$(0.31)		$(0.53)	$(0.48)	$(0.29)
Net realized gain	—		—	(0.05)	—
Total distributions	$(0.31)		$(0.53)	$(0.53)	$(0.29)
Net increase (decrease) in net asset value	$(0.14)		$0.18	$(0.25)	$0.22
Net asset value, end of period	$10.01		$10.15	$9.97	$10.22
Total return (b)	1.69	%(c)	7.41%	2.86%	5.14	%(c)
Ratio of net expenses to average net assets	0.67	%(d)	0.75%	0.75%	0.75	%(d)
Ratio of net investment income (loss) to average net assets	5.25	%(d)	5.35%	4.94%	4.67	%(d)
Portfolio turnover rate	32	%(c)	60%	114%	113	%(c)
Net assets, end of period (in thousands)	$12,961		$8,163	$8,021	$8,081
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.58	%(d)	1.87%	1.66%	3.63	%(d)
Net investment income (loss) to average net assets	4.34	%(d)	4.23%	4.03%	1.79	%(d)
*	Class Y shares commenced operations on January 3, 2017.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

Financial Highlights (continued)

Pioneer Dynamic Credit Fund

	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17*	Year Ended 3/31/16*
Class A
Net asset value, beginning of period	$9.04	$9.20	$9.39	$8.99	$9.54
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.29	$0.33	$0.34	$0.44	$0.42
Net realized and unrealized gain (loss) on investments	(1.20)	(0.12)	(0.12)	0.54	(0.58)
Net increase (decrease) from investment operations	$(0.91)	$0.21	$0.22	$0.98	$(0.16)
Distributions to shareowners:
Net investment income	$(0.36)	$(0.27)	$(0.41)	$(0.58)	$(0.39)
Tax return of capital	(0.02)	(0.10)	—	—	—
Total distributions	$(0.38)	$(0.37)	$(0.41)	$(0.58)	$(0.39)
Net increase (decrease) in net asset value	$(1.29)	$(0.16)	$(0.19)	$0.40	$(0.55)
Net asset value, end of period	$7.75	$9.04	$9.20	$9.39	$8.99
Total return (b)	(10.59)%	2.33%	2.37%	11.13%	(1.62)%
Ratio of net expenses to average net assets	1.18%	1.15%	1.14%	1.18%	1.19%
Ratio of net investment income (loss) to average net assets	3.23%	3.69%	3.61%	4.71%	4.52%
Portfolio turnover rate	49%	65%	76%	114%	56%
Net assets, end of period (in thousands)	$19,028	$27,960	$34,538	$35,375	$47,311
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.25%	1.21%	1.14%	1.19%	1.19%
Net investment income (loss) to average net assets	3.16%	3.63%	3.61%	4.70%	4.52%
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

Financial Highlights (continued)

Pioneer Dynamic Credit Fund

	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17*	Year Ended 3/31/16*
Class C
Net asset value, beginning of period	$9.00	$9.17	$9.36	$8.97	$9.51
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.22	$0.26	$0.27	$0.36	$0.36
Net realized and unrealized gain (loss) on investments	(1.18)	(0.13)	(0.12)	0.54	(0.58)
Net increase (decrease) from investment operations	$(0.96)	$0.13	$0.15	$0.90	$(0.22)
Distributions to shareowners:
Net investment income	$(0.29)	$(0.22)	$(0.34)	$(0.51)	$(0.32)
Tax return of capital	(0.02)	(0.08)	—	—	—
Total distributions	$(0.31)	$(0.30)	$(0.34)	$(0.51)	$(0.32)
Net increase (decrease) in net asset value	$(1.27)	$(0.17)	$(0.19)	$0.39	$(0.54)
Net asset value, end of period	$7.73	$9.00	$9.17	$9.36	$8.97
Total return (b)	(11.14)%	1.44%	1.61%	10.18%	(2.25)%
Ratio of net expenses to average net assets	1.97%	1.93%	1.90%	1.94%	1.95%
Ratio of net investment income (loss) to average net assets	2.44%	2.91%	2.86%	3.94%	3.86%
Portfolio turnover rate	49%	65%	76%	114%	56%
Net assets, end of period (in thousands)	$13,300	$21,702	$33,824	$37,510	$44,207
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.03%	2.00%	1.90%	1.95%	1.95%
Net investment income (loss) to average net assets	2.38%	2.84%	2.86%	3.93%	3.86%
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

Financial Highlights (continued)

Pioneer Dynamic Credit Fund

	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/18	Year Ended 3/31/17*	Year Ended 3/31/16*
Class Y
Net asset value, beginning of period	$9.07	$9.24	$9.42	$9.03	$9.58
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.37	$0.36	$0.37	$0.47	$0.46
Net realized and unrealized gain (loss) on investments	(1.24)	(0.14)	(0.11)	0.53	(0.58)
Net increase (decrease) from investment operations	$(0.87)	$0.22	$0.26	$1.00	$(0.12)
Distributions to shareowners:
Net investment income	$(0.39)	$(0.28)	$(0.44)	$(0.61)	$(0.43)
Tax return of capital	(0.02)	(0.11)	—	—	—
Total distributions	$(0.41)	$(0.39)	$(0.44)	$(0.61)	$(0.43)
Net increase (decrease) in net asset value	$(1.28)	$(0.17)	$(0.18)	$0.39	$(0.55)
Net asset value, end of period	$7.79	$9.07	$9.24	$9.42	$9.03
Total return (b)	(10.13)%	2.50%	2.77%	11.35%	(1.26)%
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	4.05%	3.98%	3.90%	5.01%	4.90%
Portfolio turnover rate	49%	65%	76%	114%	56%
Net assets, end of period (in thousands)	$104,141	$154,842	$239,630	$198,398	$203,736
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.04%	0.99%	0.90%	0.96%	0.96%
Net investment income (loss) to average net assets	3.86%	3.84%	3.85%	4.90%	4.79%
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

OWNERSHIP OF SHARES OF THE PIONEER FUNDS

As of June 16, 2020, the Trustees and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of a Fund. The following is a list of the holders of 5% or more of the outstanding shares of any class of a Fund as of June 16, 2020.

Pioneer Corporate High Yield Fund
Record Holder	Share Class	Number of Shares	Percent of Class
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	Class A	567,293.495	23.70%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY Y WALLER 880 CARILLON PKWY ST. PETERSBURG FL 33716-1102		280,937.628	11.74%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523		256,773.056	10.73%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995		215,041.926	8.99%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761		206,620.294	8.63%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091		151,746.381	6.34%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	271,063.665	17.20%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761		232,877.968	14.77%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484		215,355.953	13.66%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932		178,834.835	11.35%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102		132,044.821	8.38%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001		123,974.112	7.87%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091		119,048.126	7.55%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995		109,083.758	6.92%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS MUTUAL FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	Class Y	2,312,217.166	23.30%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523		1,405,065.813	14.16%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932		1,360,467.338	13.71%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761		1,149,877.264	11.59%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995		843,587.743	8.50%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4413		689,088.917	6.94%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR		604,876.846	6.09%
Pioneer Dynamic Credit Fund
Record Holder	Share Class	Number of Shares	Percent of Class
CACEIS BANK ON BEHALF OF ACAJOU 1-3 PLACE VALHUBERT 75013 PARIS FRANCE	Class A	803,195.77	90.55%
CACEIS BANK ON BEHALF OF ACAJOU 1-3 PLACE VALHUBERT 75013 PARIS FRANCE	Class C	400,552.049	98.89%
CACEIS BANK ON BEHALF OF ACAJOU 1-3 PLACE VALHUBERT 75013 PARIS FRANCE	Class Y	804,102.283	61.40%
BROWN BROTHERS HARRIMAN AND COMPANY AS CUSTODIAN FOR 6164024 140 BROADWAY NEW YORK NY 10005-1108		492,437.650	37.60%

EXPERTS

The financial statements of Pioneer Corporate High Yield Fund at August 31, 2019 and Pioneer Dynamic Credit Fund at March 31, 2020 that are incorporated by reference into this Information Statement/Prospectus have been audited by Ernst & Young LLP, independent registered public accounting firm and the information under the caption “Financial Highlights” for each of the three years in the period ended August 31, 2019 and March 31, 2020 for Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund, respectively, appearing in this Information Statement/Prospectus have been derived from financial statements audited by Ernst & Young LLP, as set forth in their reports thereon appearing elsewhere herein. Pioneer Dynamic Credit Fund’s financial highlights and financial statements for the fiscal years ended March 31, 2016 through March 31, 2017 were audited by another independent registered public accounting firm.

Such financial statements and financial highlights are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Pioneer Fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about a Pioneer Fund, to request copies of a Pioneer Fund’s statement of additional information and shareowner reports, and to make other inquiries.

Visit our website us.amundipioneer.com

Each Pioneer Fund makes available its statement of additional information and shareholder reports, free of charge, on the Pioneer Funds’ website at us.pioneerinvestments.com. You also may find other information and updates about Amundi Pioneer and each Pioneer Fund, including Pioneer Fund performance information, on the Pioneer Funds’ website.

Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Pioneer Fund’s investments. The annual report discusses market conditions and investment strategies that significantly affected each Pioneer Fund’s performance during its last fiscal year.

Statement of additional information. The statement of additional information of each Pioneer Fund provides more detailed information about the fund.

You can also review and copy each Pioneer Fund’s shareholder reports, prospectus and statement of additional information on the Securities and Exchange Commission’s EDGAR database on the Commission’s Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the 25th day of September 2020, by and between Pioneer Series Trust X, a Delaware statutory trust, on behalf of its series, Pioneer Dynamic Credit Fund, with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Series Trust V, a Delaware statutory trust, on behalf of its series, Pioneer Corporate High Yield Fund, a Delaware statutory trust, with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and, solely for purposes of paragraph 9.2 hereof, Amundi Pioneer Asset Management, Inc. (“Amundi Pioneer”). Pioneer Dynamic Credit Fund and Pioneer Corporate High Yield Fund are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

WHEREAS, it is intended that the transaction contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of Pioneer Corporate High Yield Fund to Pioneer Dynamic Credit Fund solely in exchange for (A) the issuance of Class A, Class C and Class Y shares of beneficial interest of Pioneer Dynamic Credit Fund (collectively, the “Pioneer Dynamic Credit Fund Shares” and each, an “Pioneer Dynamic Credit Fund Share”) to Pioneer Corporate High Yield Fund, and (B) the assumption by Pioneer Dynamic Credit Fund of all of the liabilities of Pioneer Corporate High Yield Fund on the closing date of the Reorganization (the “Closing Date”), and (2) the distribution by Pioneer Corporate High Yield Fund, on or promptly after the Closing Date as provided herein, of Pioneer Dynamic Credit Fund Shares to the shareholders of Pioneer Corporate High Yield Fund, pro rata on a class-by-class basis, in complete liquidation of Pioneer Corporate High Yield Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g).

WHEREAS, each of Pioneer Series Trust X and Pioneer Series Trust V are each registered investment companies classified as management companies of the open-end type.

WHEREAS, Pioneer Dynamic Credit Fund is authorized to issue shares of beneficial interest.

WHEREAS, the Board of Trustees of each of Pioneer Series Trust X and Pioneer Series Trust V have determined that the Reorganization is in the best interests of Pioneer Dynamic Credit Fund shareholders and Pioneer Corporate High Yield Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

TRANSFER OF ASSETS OF PIONEER CORPORATE HIGH YIELD FUND IN EXCHANGE FOR PIONEER DYNAMIC CREDIT FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF PIONEER CORPORATE HIGH YIELD FUND.

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Pioneer Corporate High Yield Fund will transfer all of its assets as set forth in Paragraph 1.2 (the “Acquired Assets”) to Pioneer Dynamic Credit Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and Pioneer Series Trust X, on behalf of Pioneer Dynamic Credit Fund, agrees in exchange therefor: (i) to issue to Pioneer Corporate High Yield Fund the number of Pioneer Dynamic Credit Fund Shares, including fractional Pioneer Dynamic Credit Fund

Shares, of each class with an aggregate net asset value (“NAV”) equal to the aggregate NAV of Pioneer Corporate High Yield Fund attributable to the corresponding class (determined as set forth in Paragraph 1.4) of Pioneer Corporate High Yield Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume all of the liabilities and obligations of Pioneer Corporate High Yield Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the “Assumed Liabilities”). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below). For purposes of this Agreement, the Class A shares of Pioneer Corporate High Yield Fund correspond to the Class A shares of Pioneer Dynamic Credit Fund, the Class C shares of Pioneer Corporate High Yield Fund correspond to the Class C shares of Pioneer Dynamic Credit Fund, and the Class Y shares of Pioneer Corporate High Yield Fund correspond to the Class Y shares of Pioneer Dynamic Credit Fund and the term “Pioneer Dynamic Credit Fund Shares” should be read to include each such class of shares of Pioneer Dynamic Credit Fund.

1.2    (a) The Acquired Assets shall consist of all of Pioneer Corporate High Yield Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of Pioneer Corporate High Yield Fund of Pioneer Series Trust V in respect of Pioneer Corporate High Yield Fund, all other intangible property owned by Pioneer Corporate High Yield Fund, originals or copies of all books and records of Pioneer Corporate High Yield Fund, and all other assets of Pioneer Corporate High Yield Fund on the Closing Date. Pioneer Dynamic Credit Fund shall also be entitled to receive copies of all records that Pioneer Corporate High Yield Fund is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) promulgated thereunder to the extent such records pertain to Pioneer Corporate High Yield Fund.

(b)    Pioneer Corporate High Yield Fund has provided Pioneer Dynamic Credit Fund with a list of all of Pioneer Corporate High Yield Fund’s securities and other assets as of the date of execution of this Agreement, and Pioneer Dynamic Credit Fund has provided Pioneer Corporate High Yield Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to Pioneer Dynamic Credit Fund. Pioneer Corporate High Yield Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of Pioneer Corporate High Yield Fund contained herein or in the Pioneer Corporate High Yield Fund Tax Representation Certificate (as defined below) and made in connection with the issuance of the tax opinion provided for in Paragraph 8.4 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, Pioneer Dynamic Credit Fund.

1.3    Pioneer Corporate High Yield Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

1.4    On or as soon after the Closing Date as is practicable (the “Liquidation Date”), Pioneer Series Trust V shall liquidate Pioneer Corporate High Yield Fund, and distribute pro rata on a class-by-class basis to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Pioneer Corporate High Yield Fund Shareholders”), the Pioneer Dynamic Credit Fund Shares received by Pioneer Corporate High Yield Fund pursuant to Paragraph 1.1 hereof. Each Pioneer Corporate High Yield Fund Shareholder shall receive the number of full and fractional Pioneer Dynamic Credit Fund Shares of each class corresponding to a class of shares of beneficial interest in Pioneer Corporate High Yield Fund (the “Pioneer Corporate High Yield Fund Shares”) held by such Pioneer Corporate High Yield Fund Shareholder that has, in each case, an aggregate NAV equal to the aggregate NAV of the Pioneer Corporate High Yield Fund Shares of the applicable class held of record by such Pioneer Corporate High Yield Fund Shareholder on the Closing Date. Pioneer Corporate High Yield Fund Shareholders shall receive Class A, Class C and Class Y Pioneer Dynamic Credit Fund Shares in exchange for Class A, Class C and Class Y Pioneer Corporate High Yield Fund Shares, respectively. Such liquidation and distribution will be accomplished by Pioneer Series Trust V instructing Pioneer Series Trust X to transfer Pioneer Dynamic Credit Fund Shares then credited to the account of Pioneer Corporate High Yield Fund on the books of Pioneer Dynamic Credit Fund to open accounts on the share records of Pioneer Dynamic Credit

Fund established and maintained by Pioneer Dynamic Credit Fund’s transfer agent in the names of Pioneer Corporate High Yield Fund Shareholders and representing the respective numbers of Pioneer Dynamic Credit Fund Shares of each class due to each such Pioneer Corporate High Yield Fund Shareholder. Pioneer Series Trust V shall promptly provide Pioneer Series Trust X with evidence of such liquidation and distribution. All issued and outstanding Pioneer Corporate High Yield Fund Shares will simultaneously be cancelled on the books of Pioneer Corporate High Yield Fund, and Pioneer Corporate High Yield Fund will be dissolved. Pioneer Dynamic Credit Fund shall not issue certificates representing Pioneer Dynamic Credit Fund Shares in connection with such exchange.

1.5    Ownership of Pioneer Dynamic Credit Fund Shares will be shown on the books of Pioneer Dynamic Credit Fund’s transfer agent. Any certificates representing ownership of Pioneer Corporate High Yield Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Pioneer Corporate High Yield Fund Shares.

1.6    Any transfer taxes payable upon issuance of Pioneer Dynamic Credit Fund Shares in a name other than the registered holder of Pioneer Corporate High Yield Fund Shares on the books of Pioneer Corporate High Yield Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Pioneer Dynamic Credit Fund Shares are to be issued and transferred.

1.7    Any reporting responsibility of Pioneer Series Trust V with respect to Pioneer Corporate High Yield Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Pioneer Series Trust V.

2.	VALUATION

2.1    The NAV per share of each class of Pioneer Dynamic Credit Fund Shares and the NAV per share of each class of Pioneer Corporate High Yield Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). Amundi Pioneer shall compute the NAV per Pioneer Dynamic Credit Fund Share in the manner set forth in Pioneer Series Trust X’s Agreement and Declaration of Trust (the “Declaration”), or By-Laws, and Pioneer Dynamic Credit Fund’s then-current prospectus and statement of additional information. Amundi Pioneer shall compute the NAV per share of Pioneer Corporate High Yield Fund in the manner set forth in Pioneer Corporate High Yield Fund’s Agreement and Declaration of Trust, or By-Laws, and Pioneer Series Trust V’s then-current prospectus and statement of additional information. Amundi Pioneer shall confirm to Pioneer Dynamic Credit Fund the NAV of Pioneer Corporate High Yield Fund.

2.2    The number of shares of each class of Pioneer Dynamic Credit Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by Amundi Pioneer by dividing the NAV of Pioneer Corporate High Yield Fund attributable to each class of Pioneer Corporate High Yield Fund Shares, as determined in accordance with Paragraph 2.1, by the NAV of an Pioneer Dynamic Credit Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1.

2.3    Pioneer Dynamic Credit Fund and Pioneer Corporate High Yield Fund shall cause Amundi Pioneer to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by Amundi Pioneer or its agents in accordance with its regular practice as pricing agent for Pioneer Dynamic Credit Fund and Pioneer Corporate High Yield Fund.

3.	CLOSING AND CLOSING DATE

3.1    The Closing Date shall be September 25, 2020, or such other earlier or later date as the parties may agree. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties. The Closing shall be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, or at such other place as the parties may agree.

3.2    Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the “Pioneer Corporate High Yield Fund Custodian”) as record holder for Pioneer Corporate High Yield Fund shall be presented by Pioneer Corporate High Yield Fund to Brown Brothers Harriman & Co. (the “Pioneer Dynamic Credit Fund Custodian”) for examination no later than three (3) business days preceding the Closing Date. Such portfolio securities shall be delivered by Pioneer Corporate High Yield Fund to Pioneer Dynamic Credit Fund Custodian for the account of Pioneer Dynamic Credit Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by Pioneer Corporate High Yield Fund Custodian in book-entry form on behalf of Pioneer Corporate High Yield Fund shall be delivered by Pioneer Corporate High Yield Fund Custodian through the Depository Trust Company to Pioneer Dynamic Credit Fund Custodian and by Pioneer Dynamic Credit Fund Custodian recording the beneficial ownership thereof by Pioneer Dynamic Credit Fund on Pioneer Dynamic Credit Fund Custodian’s records. Any cash shall be delivered by Pioneer Corporate High Yield Fund Custodian transmitting immediately available funds by wire transfer to Pioneer Dynamic Credit Fund Custodian the cash balances maintained by Pioneer Corporate High Yield Fund Custodian and Pioneer Dynamic Credit Fund Custodian crediting such amount to the account of Pioneer Dynamic Credit Fund.

3.3    Pioneer Dynamic Credit Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets have been delivered in proper form to Pioneer Dynamic Credit Fund on the Closing Date. Pioneer Series Trust V, on behalf of Pioneer Corporate High Yield Fund, shall deliver within one business day after the Closing a certificate of an authorized officer stating that all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

3.4    If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of Pioneer Dynamic Credit Fund Shares or Pioneer Corporate High Yield Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of Pioneer Series Trust X’s Board with respect to Pioneer Dynamic Credit Fund and Pioneer Series Trust V Board with respect to Pioneer Corporate High Yield Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.

3.5    Pioneer Corporate High Yield Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and U.S. federal tax withholding statuses of Pioneer Corporate High Yield Fund Shareholders (and any certificates reflecting that information) and the number and percentage ownership of outstanding Pioneer Corporate High Yield Fund Shares owned by each Pioneer Corporate High Yield Fund Shareholder as of the Valuation Time, certified by the President or Vice President or a Secretary or Assistant Secretary of Pioneer Series Trust V and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by Pioneer Corporate High Yield Fund Shareholders, (b) provided by Pioneer Corporate High Yield Fund Custodian, or (c) derived from Pioneer Series Trust V’s records by such officers or one of Pioneer Series Trust V’s service providers. Pioneer Dynamic Credit Fund shall issue and deliver to Pioneer Corporate High Yield Fund a confirmation evidencing Pioneer Dynamic

Credit Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to Pioneer Corporate High Yield Fund that such Pioneer Dynamic Credit Fund Shares have been credited to Pioneer Corporate High Yield Fund’s account on the books of Pioneer Dynamic Credit Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES

4.1    Except as set forth on Schedule 4.1 of this Agreement, Pioneer Series Trust V, on behalf of Pioneer Corporate High Yield Fund, represents, warrants and covenants to Pioneer Dynamic Credit Fund as follows:

(a)    Pioneer Corporate High Yield Fund is a series of Pioneer Series Trust V. Pioneer Series Trust V is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. Pioneer Corporate High Yield Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Pioneer Corporate High Yield Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)    Pioneer Series Trust V is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)    Pioneer Series Trust V is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of Pioneer Corporate High Yield Fund will not result in a material violation of, any provision of Pioneer Series Trust V’s Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to Pioneer Corporate High Yield Fund to which Pioneer Corporate High Yield Fund is a party or by which Pioneer Series Trust V, on behalf of Pioneer Corporate High Yield Fund, or any of its assets are bound;

(d)    No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against Pioneer Corporate High Yield Fund or any of Pioneer Corporate High Yield Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of Pioneer Corporate High Yield Fund’s business. Pioneer Corporate High Yield Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects Pioneer Corporate High Yield Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon Pioneer Dynamic Credit Fund as the successor to Pioneer Corporate High Yield Fund;

(e)    All material contracts or other commitments of Pioneer Corporate High Yield Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) will terminate at or prior to the Closing Date and no such termination will result in liability to Pioneer Corporate High Yield Fund (or Pioneer Dynamic Credit Fund);

(f)    The Statement of Assets and Liabilities of Pioneer Corporate High Yield Fund, and the related Statements of Operations and Changes in Net Assets, as of and for the fiscal year ended August 31, 2019, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of Pioneer Corporate High Yield Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of Pioneer Corporate High Yield Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities are in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of Pioneer Corporate High

Yield Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, Pioneer Corporate High Yield Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of Pioneer Corporate High Yield Fund has been disclosed or is required to be disclosed in Pioneer Corporate High Yield Fund’s reports on Form N-CEN to enable the chief executive officer and chief financial officer or other officers of Pioneer Series Trust V to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to Pioneer Corporate High Yield Fund that will be required to be disclosed in Pioneer Dynamic Credit Fund’s Form N-CEN after the Closing Date;

(g)    Since the most recent fiscal year end, except as specifically disclosed in Pioneer Corporate High Yield Fund’s prospectus or its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended February 29, 2020, there has not been any material adverse change in Pioneer Corporate High Yield Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by Pioneer Corporate High Yield Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Pioneer Corporate High Yield Fund Share arising out of its normal investment operations or a decline in market values of securities in Pioneer Corporate High Yield Fund’s portfolio, a decline in net assets of Pioneer Corporate High Yield Fund as a result of redemptions or the discharge of Pioneer Corporate High Yield Fund liabilities shall not constitute a material adverse change;

(h)    On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of Pioneer Corporate High Yield Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from Pioneer Corporate High Yield Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Pioneer Series Trust V’s knowledge, no such tax return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns;

(i)    Pioneer Corporate High Yield Fund is a separate series of Pioneer Series Trust V treated as a separate corporation from each other series of Pioneer Series Trust V under Section 851(g) of the Code. For each taxable year of its existence, including the taxable year ending on the Closing Date, Pioneer Corporate High Yield Fund has had in effect an election to be treated as a “regulated investment company” under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code. On or before the Closing Date, Pioneer Corporate High Yield Fund will have declared and paid dividends sufficient to distribute, as dividends qualifying for the dividends-paid deduction under Section 561 of the Code, substantially all of (a) the sum of (i) its net tax-exempt interest income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code) after reduction by any available capital loss carryforwards, and (b) any other amounts as necessary, in each case for all of its tax periods ending on or before the Closing Date, such that Pioneer Corporate High Yield Fund will have no unpaid tax liability under Section 852 of the Code for any tax period ending on or before the Closing Date. For each calendar year (including the calendar year that includes the Closing Date), Pioneer Corporate High Yield Fund will have made such distributions on or before the Closing Date as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, Pioneer Corporate High Yield Fund will not have any unpaid tax liability under Section 4982 of the Code;

(j)    All issued and outstanding Pioneer Corporate High Yield Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by Pioneer Corporate High Yield Fund. All of the issued and outstanding Pioneer Corporate High Yield Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to Pioneer Dynamic Credit Fund pursuant to Paragraph 3.5 hereof. Pioneer Corporate High Yield Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Pioneer Corporate High Yield Fund Shares, nor is there outstanding any security convertible into any Pioneer Corporate High Yield Fund Shares;

(k)    At the Closing Date, Pioneer Corporate High Yield Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to Pioneer Dynamic Credit Fund, and, upon delivery and payment for the Acquired Assets, Pioneer Dynamic Credit Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(l)    Pioneer Series Trust V has the trust power and authority, on behalf of Pioneer Corporate High Yield Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Pioneer Series Trust V’s Board of Trustees, and, assuming due authorization, execution and delivery by Pioneer Series Trust X, on behalf of Pioneer Dynamic Credit Fund, this Agreement will constitute a valid and binding obligation of Pioneer Series Trust V, on behalf of Pioneer Corporate High Yield Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)    The information to be furnished by Pioneer Series Trust V, on behalf of Pioneer Corporate High Yield Fund, to Pioneer Dynamic Credit Fund for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of Pioneer Corporate High Yield Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(n)    No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by Pioneer Series Trust V or Pioneer Corporate High Yield Fund, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Investment Company Act and the rules and regulations of the Commission thereunder, state securities laws and the Hart-Scott-Rodino Act;

(o)    The provisions of Pioneer Series Trust V’s Declaration, Pioneer Series Trust V’s By-Laws and Delaware law do not require the shareholders of Pioneer Corporate High Yield Fund to approve this Agreement or the transactions contemplated herein in order for Pioneer Series Trust V or Pioneer Corporate High Yield Fund to consummate the transactions contemplated herein;

(p)    All of the issued and outstanding Pioneer Corporate High Yield Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to Pioneer Dynamic Credit Fund;

(q)    The current prospectus and statement of additional information of Pioneer Corporate High Yield Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(r)    Pioneer Corporate High Yield Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state

“Blue Sky” laws and all other applicable federal and state laws or regulations. Pioneer Corporate High Yield Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by Pioneer Series Trust V with respect to Pioneer Corporate High Yield Fund. All advertising and sales material currently used by Pioneer Corporate High Yield Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by Pioneer Corporate High Yield Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(s)    Neither Pioneer Corporate High Yield Fund nor, to the knowledge of Pioneer Corporate High Yield Fund, any “affiliated person” of Pioneer Corporate High Yield Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of Pioneer Corporate High Yield Fund, has any affiliated person of Pioneer Corporate High Yield Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(t)    The tax representation certificate to be delivered by Pioneer Series Trust V, on behalf of Pioneer Corporate High Yield Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 7.4 (the “Pioneer Corporate High Yield Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2    Except as set forth on Schedule 4.2 of this Agreement, Pioneer Series Trust X, on behalf of Pioneer Dynamic Credit Fund, represents, warrants and covenants to Pioneer Corporate High Yield Fund, as follows:

(a)    Pioneer Dynamic Credit Fund is a series of Pioneer Series Trust X. Pioneer Series Trust X is a statutory trust validly existing and in good standing under the laws of the State of Delaware. Pioneer Series Trust X has the power to own all of its properties and assets and to perform its obligations under this Agreement. Pioneer Dynamic Credit Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Pioneer Dynamic Credit Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)    Pioneer Series Trust X is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)    The current prospectus and statement of additional information of Pioneer Dynamic Credit Fund and any amendment or supplement thereto, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the

rules and regulations of the Commission promulgated thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d)    Pioneer Series Trust X’s registration statement on Form N-1A with respect to Pioneer Dynamic Credit Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of Pioneer Dynamic Credit Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(e)    Pioneer Series Trust X is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of Pioneer Dynamic Credit Fund will not result in a material violation of, any provisions of the Declaration or By-Laws of Pioneer Series Trust X or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to Pioneer Dynamic Credit Fund to which Pioneer Series Trust X, on behalf of Pioneer Dynamic Credit Fund, is a party or by which Pioneer Dynamic Credit Fund or any of its assets is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against Pioneer Dynamic Credit Fund or any of Pioneer Dynamic Credit Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of Pioneer Dynamic Credit Fund’s business. Neither Pioneer Series Trust X nor Pioneer Dynamic Credit Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects Pioneer Dynamic Credit Fund’s business or its ability to consummate the transactions contemplated herein;

(g)    The Statement of Assets and Liabilities of Pioneer Dynamic Credit Fund, and the related Statements of Operations and Changes in Net Assets, as of and for the fiscal year ended March 31, 2020 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of Pioneer Dynamic Credit Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of Pioneer Dynamic Credit Fund as of the date thereof are disclosed therein;

(h)    Since the most recent fiscal year end, except as specifically disclosed in Pioneer Dynamic Credit Fund’s prospectus or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in Pioneer Dynamic Credit Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by Pioneer Dynamic Credit Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (h) (but not for any other purpose of this Agreement), a decline in NAV per Pioneer Dynamic Credit Fund Share arising out of its normal investment operations or a decline in market values of securities in Pioneer Dynamic Credit Fund’s portfolio, a decline in net assets of Pioneer Dynamic Credit Fund as a result of redemptions or the discharge of Pioneer Dynamic Credit Fund liabilities shall not constitute a material adverse change;

(i)    On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of Pioneer Dynamic Credit Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from Pioneer Dynamic Credit Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Pioneer Series Trust X’s knowledge, no such tax return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns;

(j)    Pioneer Dynamic Credit Fund is a separate series of Pioneer Series Trust X treated as a separate corporation from each other series of Pioneer Series Trust X under Section 851(g) of the Code. For each taxable year of its existence ending on or before the Closing Date, Pioneer Series Trust X has had in effect an election to be treated as a “regulated investment company” under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code. On or before the Closing Date, Pioneer Dynamic Credit Fund will have declared and paid dividends sufficient to distribute, as dividends qualifying for the dividends-paid deduction under Section 561 of the Code, substantially all of (a) the sum of (i) its net tax-exempt interest income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), if any, after reduction by any available capital loss carryforwards, and (b) any other amounts as necessary, in each case for all of its tax periods ending on or before the Closing Date, such that Pioneer Dynamic Credit Fund will have no unpaid tax liability under Section 852 of the Code for any tax period ending on or before the Closing Date. For each calendar year ending on or before the Closing Date, Pioneer Dynamic Credit Fund will have made such distributions on or before the Closing Date as are necessary so that for all calendar years ending on or before the Closing Date Pioneer Dynamic Credit Fund will not have any unpaid tax liability under Section 4982 of the Code. Pioneer Dynamic Credit Fund expects to satisfy the requirements of Subchapter M of the Code for treatment as a regulated investment company and to be eligible for such treatment for its taxable year that includes the Closing Date;

(k)    The authorized capital of Pioneer Dynamic Credit Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, Pioneer Dynamic Credit Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. Pioneer Dynamic Credit Fund Shares to be issued and delivered to Pioneer Corporate High Yield Fund for the account of Pioneer Corporate High Yield Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. Pioneer Dynamic Credit Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Pioneer Dynamic Credit Fund Shares, nor is there outstanding any security convertible into any Pioneer Dynamic Credit Fund Shares;

(l)    All issued and outstanding Pioneer Dynamic Credit Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

(m)    Pioneer Series Trust X has the trust power and authority, on behalf of Pioneer Dynamic Credit Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Pioneer Series Trust X’s Board of Trustees, and, assuming due authorization, execution and delivery by Pioneer Series Trust V, on behalf of Pioneer Corporate High Yield Fund, this Agreement will constitute a valid and binding obligation of Pioneer Series Trust X, on behalf of Pioneer Dynamic Credit Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)    The information to be furnished in writing by Pioneer Series Trust X, on behalf of Pioneer Dynamic Credit Fund, for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(o)    No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by Pioneer Series Trust X or Pioneer Dynamic Credit Fund, except such as may be required under the Securities Act, the Exchange Act, the Investment Company Act and the rules and regulations of the Commission thereunder, state securities laws and the Hart-Scott-Rodino Act;

(p)    Pioneer Dynamic Credit Fund currently complies in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. Pioneer Dynamic Credit Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by Pioneer Series Trust X with respect to Pioneer Dynamic Credit Fund. All advertising and sales material currently used by Pioneer Dynamic Credit Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by Pioneer Dynamic Credit Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law.    Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(q)    Neither Pioneer Dynamic Credit Fund nor, to the knowledge of Pioneer Dynamic Credit Fund, any “affiliated person” of Pioneer Dynamic Credit Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of Pioneer Dynamic Credit Fund, has any affiliated person of Pioneer Dynamic Credit Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(r)    The tax representation certificate to be delivered by Pioneer Series Trust X, on behalf of Pioneer Dynamic Credit Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 6.3 (the “Pioneer Dynamic Credit Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.	COVENANTS OF THE FUNDS

Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund, respectively, hereby further covenant as follows:

5.1    Pioneer Corporate High Yield Fund covenants that Pioneer Dynamic Credit Fund Shares to be issued hereunder are not being acquired by Pioneer Corporate High Yield Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement;

5.2    Pioneer Corporate High Yield Fund will assist Pioneer Dynamic Credit Fund in obtaining such information as Pioneer Dynamic Credit Fund reasonably requires concerning the beneficial ownership of Pioneer Corporate High Yield Fund Shares.

5.3    Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement;

5.4    Pioneer Corporate High Yield Fund shall furnish to Pioneer Dynamic Credit Fund on the Closing Date a statement of assets and liabilities of Pioneer Corporate High Yield Fund (“Statement of Assets and Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of Pioneer Corporate High Yield Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by Pioneer Series Trust V’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, Pioneer Series Trust V, on behalf of Pioneer Corporate High Yield Fund, shall furnish to Pioneer Series Trust X, on behalf of Pioneer Dynamic Credit Fund, in such form as is reasonably satisfactory to Pioneer Dynamic Credit Fund, a statement of the earnings and profits of Pioneer Corporate High Yield Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to Pioneer Dynamic Credit Fund under the Code, and which statement will be certified by the Treasurer of Pioneer Series Trust V; and

5.5    Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to Pioneer Corporate High Yield Fund or Acquired Trust, in the Pioneer Corporate High Yield Fund Tax Representation Certificate and, with respect to Pioneer Dynamic Credit Fund or Acquiring Trust, in the Pioneer Dynamic Credit Fund Tax Representation Certificate. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code and shall not take any position inconsistent with such treatment.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF PIONEER CORPORATE HIGH YIELD FUND

The obligations of Pioneer Corporate High Yield Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by Pioneer Dynamic Credit Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by Pioneer Corporate High Yield Fund in writing:

6.1    All representations and warranties by Pioneer Series Trust X, on behalf of Pioneer Dynamic Credit Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2    Pioneer Series Trust X shall have delivered to Pioneer Series Trust V on the Closing Date a certificate of Pioneer Series Trust X, on behalf of Pioneer Dynamic Credit Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Pioneer Series Trust V and dated as of the Closing Date, to the effect that the representations and warranties of Pioneer Series Trust X made in this Agreement on behalf of Pioneer Dynamic Credit Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as Pioneer Series Trust V shall reasonably request;

6.3    Pioneer Series Trust X, on its own behalf and on behalf of Pioneer Dynamic Credit Fund, shall have delivered to Morgan, Lewis & Bockius LLP a Pioneer Dynamic Credit Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to Pioneer Series Trust X and Pioneer Series Trust V, concerning certain tax-related matters; and

6.4    With respect to Pioneer Dynamic Credit Fund, the Board of Trustees of Pioneer Series Trust X shall have determined that the Reorganization is in the best interests of Pioneer Dynamic Credit Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF PIONEER DYNAMIC CREDIT FUND

The obligations of Pioneer Dynamic Credit Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by Pioneer Corporate High Yield Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by Pioneer Dynamic Credit Fund in writing:

7.1    All representations and warranties of Pioneer Series Trust V, on behalf of Pioneer Corporate High Yield Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2    Pioneer Series Trust V shall have delivered to Pioneer Series Trust X the Statement of Assets and Liabilities of Pioneer Corporate High Yield Fund pursuant to Paragraph 5.4, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by Pioneer Series Trust V’s Treasurer or Assistant Treasurer;

7.3    Pioneer Series Trust V shall have delivered to Pioneer Series Trust X on the Closing Date a certificate of Pioneer Series Trust V, on behalf of Pioneer Corporate High Yield Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to Pioneer Series Trust X and dated as of the Closing Date, to the effect that the representations and warranties of Pioneer Series Trust V made in this Agreement on behalf of Pioneer Corporate High Yield Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as Pioneer Series Trust X shall reasonably request;

7.4    Pioneer Series Trust V, on its own behalf and on behalf of Pioneer Corporate High Yield Fund, shall have delivered to Morgan, Lewis & Bockius LLP a Pioneer Corporate High Yield Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to Pioneer Series Trust X and Pioneer Series Trust V, concerning certain tax-related matters; and

7.5    With respect to Pioneer Corporate High Yield Fund, the Board of Trustees of Pioneer Series Trust V shall have determined that the Reorganization is in the best interests of Pioneer Corporate High Yield Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.	FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.3    The registration statement on Form N-14 filed in connection with this Agreement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the registration statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.4    The parties shall have received an opinion of Morgan, Lewis & Bockius LLP, satisfactory to Pioneer Series Trust V and Pioneer Series Trust X and subject to customary assumptions and qualifications, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Pioneer Dynamic Credit Fund Tax Representation Certificate and the Pioneer Corporate High Yield Fund Tax Representation Certificate, for federal income tax purposes (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Pioneer Corporate High Yield Fund in the Reorganization on the transfer of the Acquired Assets to Pioneer Dynamic Credit Fund solely in exchange for the Pioneer Dynamic Credit Fund Shares and the assumption by Pioneer Series Trust X, on behalf of Pioneer Dynamic Credit Fund, of the Assumed Liabilities, or upon the distribution of the Pioneer Dynamic Credit Fund Shares by Pioneer Corporate High Yield Fund to the Pioneer Corporate High Yield Fund Shareholders in complete liquidation of Pioneer Corporate High Yield Fund, except for (A) gain or loss that may be recognized with respect to “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized with respect to stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of Pioneer Corporate High Yield Fund’s taxable year or upon the transfer of an Acquired Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of Pioneer Dynamic Credit Fund of the Acquired Assets will be the same as the tax basis of such Acquired Assets in the hands of Pioneer Corporate High Yield Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by Pioneer Corporate High Yield Fund on the transfer; (iv) the holding period in the hands of Pioneer Dynamic Credit Fund of each Acquired Asset, other than Acquired Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Acquired Asset was held by Pioneer Corporate High Yield Fund (except where investment activities of Pioneer Dynamic Credit Fund have the effect of reducing or eliminating the holding period with respect to an Acquired Asset); (v) no gain or loss will be recognized by Pioneer Dynamic Credit Fund upon its receipt of the Acquired Assets solely in exchange for the Pioneer Dynamic Credit Fund Shares and the assumption by Pioneer Series Trust X, on behalf of Pioneer Dynamic Credit Fund, of the Assumed Liabilities as part of the Reorganization; (vi) no gain or loss will be recognized by the Pioneer Corporate High Yield Fund Shareholders upon the exchange of all of their Pioneer Corporate High Yield Fund Shares solely for the Pioneer Dynamic Credit Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Pioneer Dynamic Credit Fund Shares that each Pioneer Corporate High Yield Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Pioneer Corporate High Yield Fund Shares exchanged therefor; (viii) each Pioneer Corporate High Yield Fund Shareholder’s holding period for the Pioneer Dynamic Credit Fund Shares received in the Reorganization will include the holding period for the Pioneer Corporate High Yield Fund Shares exchanged therefor, provided that Pioneer Corporate High Yield Fund Shareholder held such Pioneer Corporate High Yield Fund Shares as capital assets on the date of exchange. Notwithstanding anything in this Agreement to the contrary, neither Pioneer Corporate High Yield Fund nor Pioneer Dynamic Credit Fund may waive the condition set forth in this paragraph 8.4.

8.5    Pioneer Series Trust V, on behalf of Pioneer Corporate High Yield Fund, shall have distributed to Pioneer Corporate High Yield Fund Shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of Pioneer Corporate High Yield Fund’s investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9.	BROKERAGE FEES AND EXPENSES

9.1    Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2    Amundi Pioneer will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). Each of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either Fund to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either Fund or on either Fund’s shareholders.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    Pioneer Series Trust X and Pioneer Series Trust V each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2    The covenants to be performed after the Closing by both Pioneer Series Trust X and Pioneer Series Trust V shall survive the Closing. The representations and warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.	TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of Pioneer Series Trust X and Pioneer Series Trust V. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a)    by resolution of Pioneer Series Trust X’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of Pioneer Dynamic Credit Fund’s shareholders; or

(b)    by resolution of Pioneer Series Trust V’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of Pioneer Corporate High Yield Fund’s shareholders.

11.2    In the event of any such termination, there shall be no liability for damages on the part of Pioneer Series Trust X, Pioneer Dynamic Credit Fund, Pioneer Series Trust V or Pioneer Corporate High Yield Fund, or the trustees or officers of Pioneer Series Trust V or Pioneer Series Trust X, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Pioneer Series Trust V and Pioneer Series Trust X; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Pioneer Series Trust V and Pioneer Series Trust X at 60 State Street, Boston, Massachusetts 02109.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1    The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3    This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 § 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

* * * * *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	Pioneer Series Trust X, on behalf of its series, Pioneer Dynamic Credit Fund

By: Name: Title:	By: Name: Title:

Attest:	Pioneer Series Trust V, on behalf of its series, Pioneer Corporate High Yield Fund

By: Name: Title:	By: Name: Title:

Attest:	Solely for purposes of paragraph 9.2 of the Agreement: Amundi Pioneer Asset Management, Inc.

By: Name: Title:	By: Name: Title:

SCHEDULE 4.1

SCHEDULE 4.2

PIONEER DYNAMIC CREDIT FUND

(to be renamed Pioneer Corporate High Yield Fund)

a series of Pioneer Series Trust X

60 State Street

Boston, Massachusetts 02109

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2020

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the related combined Information Statement and Prospectus (also dated [    ], 2020) which covers Class A, Class C and Class Y shares of Pioneer Dynamic Credit Fund (to be renamed Pioneer Corporate High Yield Fund) to be issued in exchange for corresponding shares of Pioneer Corporate High Yield Fund. Please retain this Statement of Additional Information for further reference.

The Prospectus is available to you from Amundi Pioneer Asset Management, Inc. free of charge by calling 1-800-225-6292.

Page
INTRODUCTION	SAI–2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE	SAI–2
ADDITIONAL INFORMATION ABOUT EACH PIONEER FUND	SAI–2
PRO FORMA COMBINED FINANCIAL STATEMENTS	SAI–2

SAI–1

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in an Information Statement and Prospectus dated                     , 2020 (the “Information Statement and Prospectus”) relating to the reorganization of Pioneer Corporate High Yield Fund with Pioneer Dynamic Credit Fund (to be renamed Pioneer Corporate High Yield Fund).

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1.

Pioneer Dynamic Credit Fund’s Statement of Additional Information dated August 1, 2019, as supplemented (File Nos. 333-89354 and 811-21108), as filed with the Securities and Exchange Commission on July 29, 2019 (Accession No. 0000276776-19-000018) is incorporated herein by reference.

2.

Pioneer Dynamic Credit Fund’s Annual Report for the fiscal year ended March 31, 2020 (File No. 811-21108), as filed with the Securities and Exchange Commission on June 5, 2020 (Accession No. 0000891804-20-000200) is incorporated herein by reference.

3.

Pioneer Corporate High Yield Fund’s Statement of Additional Information dated December 31, 2019, as supplemented (File Nos. 333-129005 and 811-21823), as filed with the Securities and Exchange Commission on December 23, 2019 (Accession No. 0001341256-19-000027) is incorporated herein by reference.

4.

Pioneer Corporate High Yield Fund’s Annual Report for the fiscal year ended August 31, 2019 (File No. 811-21823), as filed with the Securities and Exchange Commission on November 1, 2019 (Accession No. 0001341256-19-000021) is incorporated herein by reference.

5.

Pioneer Corporate High Yield Fund’s Semi-Annual Report for the fiscal period ended February 29, 2020 (File No. 811-21823), as filed with the Securities and Exchange Commission on May 5, 2020 (Accession No. 0000891804-20-000161) is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT EACH PIONEER FUND

Additional information about each Pioneer Fund can be found in the most recent Statement of Additional Information of each Pioneer Fund, which is incorporated by reference into this registration statement.

PRO FORMA COMBINED FINANCIAL STATEMENTS

The accompanying pro forma combined financial statements, and related notes, are presented to show the effect of the proposed Reorganization of Pioneer Corporate High Yield Fund with Pioneer Dynamic Credit Fund (the “Reorganization”), as if such Reorganization had taken place as of February 29, 2020. Pioneer Corporate High Yield Fund will be the accounting survivor of the Reorganization and the combined fund will be renamed Pioneer Corporate High Yield Fund (the “Fund”). The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and Pioneer Corporate High Yield Fund have been combined as of and for the twelve months ended February 29, 2020. These pro forma financial statements and related notes should be read in conjunction with the financial statements of Pioneer Corporate High Yield Fund and Pioneer Dynamic Credit Fund included in their respective reports to shareowners dated February 29, 2020 and March 31, 2020, respectively.

SAI–2

Pro Forma Schedule of Investments

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
					UNAFFILIATED ISSUERS	97.5%
					ASSET BACKED SECURITIES	0.0%
(a)	250,000	—	(250,000)	—	522 Funding CLO I, Ltd., Series 2019-1A, Class E, 0.0% (3 Month USD LIBOR + 734 bps), 1/15/33 (144A)		$245,399	$—	$(245,399)	$—
	871,385	—	(871,385)	—	Access Point Funding I LLC, Series 2017-A, Class B, 3.97%, 4/15/29 (144A)		875,210	—	(875,210)	—
(a)	250,000	—	(250,000)	—	AIG CLO Ltd., Series 2019-2A, Class E, 9.12% (3 Month USD LIBOR + 725 bps), 10/25/32 (144A)		248,360	—	(248,360)	—
(a)	250,000	—	(250,000)	—	Allegany Park CLO, Ltd., Series 2019-1A, Class E, 0.0% (3 Month USD LIBOR + 678 bps), 1/20/33 (144A)		250,465	—	(250,465)	—
	1,667,000	—	(1,667,000)	—	Amur Equipment Finance Receivables VI LLC, Series 2018-2A, Class F, 7.39%, 6/22/26 (144A)		1,751,323	—	(1,751,323)	—
(a)	250,000	—	(250,000)	—	Apidos CLO XXXII, Series 2019-32A, Class E, 0.0% (3 Month USD LIBOR + 675 bps), 1/20/33 (144A)		244,732	—	(244,732)	—
(a)	250,000	—	(250,000)	—	Battalion CLO IX, Ltd., Series 2015-9A, Class ER, 8.081% (3 Month USD LIBOR + 625 bps),7/15/31 (144A)		235,344	—	(235,344)	—
(a)	500,000	—	(500,000)	—	Benefit Street Partners CLO XIX Ltd., Series 2019-19A, Class D, 0.0% (3 Month USD LIBOR + 380 bps), 1/15/33 (144A)		499,917	—	(499,917)	—
(a)	500,000	—	(500,000)	—	Benefit Street Partners CLO XIX Ltd., Series 2019-19A, Class E, 0.0% (3 Month USD LIBOR + 702 bps), 1/15/33 (144A)		500,853	—	(500,853)	—
	373,959	—	(373,959)	—	BXG Receivables Note Trust, Series 2018-A, Class C, 4.44%, 2/2/34 (144A)		391,866	—	(391,866)	—
(a)	250,000	—	(250,000)	—	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 5.878% (3 Month USD LIBOR + 400 bps), 1/15/33 (144A)		252,234	—	(252,234)	—
	1,000,000	—	(1,000,000)	—	Cig Auto Receivables Trust, Series 2019-1A, Class D, 4.85%, 5/15/26 (144A)		1,033,038	—	(1,033,038)	—
	1,000,000	—	(1,000,000)	—	Conn’s Receivables Funding LLC, Series 2019-A, Class C, 5.29%, 10/16/23 (144A)		1,011,614	—	(1,011,614)	—
(a)	250,000	—	(250,000)	—	Dryden 78 CLO, Ltd., Series 2020-78A, Class E, 6.6% (3 Month USD LIBOR + 660 bps), 4/17/33 (144A)		245,000	—	(245,000)	—
	1,500,000	—	(1,500,000)	—	Elm Trust, Series 2018-2A, Class B, 5.584%, 10/20/27 (144A)		1,543,676	—	(1,543,676)	—

SAI–3

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
	800,000	—	(800,000)	—	Engs Commercial Finance Trust, Series 2016-1A, Class D, 5.22%, 1/22/24 (144A)		$805,734	$—	$(805,734)	$—
(a)	250,000	—	(250,000)	—	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C, 0.0% (3 Month USD LIBOR + 435 bps), 1/20/33 (144A)		239,922	—	(239,922)	—
(a)	250,000	—	(250,000)	—	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D, 0.0% (3 Month USD LIBOR + 770 bps), 1/20/33 (144A)		234,508	—	(234,508)	—
(a)	250,000	—	(250,000)	—	First Eagle Commercial Loan Funding LLC, Series 2016-1A, Class CR, 0.0% (3 Month USD LIBOR + 500 bps), 1/25/32 (144A)		249,903	—	(249,903)	—
(a)	250,000	—	(250,000)	—	Fort Washington CLO, Series 2019-1A, Class E, 9.158% (3 Month USD LIBOR + 725 bps), 10/20/32 (144A)		250,138	—	(250,138)	—
	1,800,000	—	(1,800,000)	—	Four Seas LP, Series 2017-1A, Class A2, 5.927%, 8/28/27 (144A)		1,807,734	—	(1,807,734)	—
	1,500,000	—	(1,500,000)	—	Foursight Capital Automobile Receivables Trust, Series 2018-2, Class E, 5.5%, 10/15/24 (144A)		1,585,827	—	(1,585,827)	—
	500,000	—	(500,000)	—	Foursight Capital Automobile Receivables Trust, Series 2018-2, Class F, 6.48%, 6/15/26 (144A)		529,027	—	(529,027)	—
	500,000	—	(500,000)	—	Foursight Capital Automobile Receivables Trust, Series 2019-1, Class F, 5.57%, 11/16/26 (144A)		522,991	—	(522,991)	—
(b)	103,768	—	(103,768)	—	GE Mortgage Services LLC, Series 1997-HE1, Class A4, 7.78%, 3/25/27		21,538	—	(21,538)	—
(a)	440,000	—	(440,000)	—	Goldentree Loan Management US CLO 6, Ltd., Series 2019-6A, Class D, 5.607% (3 Month USD LIBOR + 385 bps), 1/20/33 (144A)		443,586	—	(443,586)	—
	500,000	—	(500,000)	—	Hercules Capital Funding Trust, Series 2018-1A, Class A, 4.605%, 11/22/27 (144A)		507,773	—	(507,773)	—
	890,000	—	(890,000)	—	HOA Funding LLC, Series 2014-1A, Class A2, 4.846%, 8/20/44 (144A)		895,153	—	(895,153)	—
	200,000	—	(200,000)	—	InSite Issuer LLC, Series 2016-1A, Class C, 6.414%, 11/15/46 (144A)		212,200	—	(212,200)	—
	700,000	—	(700,000)	—	Kabbage Funding LLC, Series 2019-1, Class C, 4.611%, 3/15/24 (144A)		709,638	—	(709,638)	—

SAI–4

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
(a)	250,000	—	(250,000)	—	Madison Park Funding XXII, Ltd., Series 2016-22A, Class ER, 0.0% (3 Month USD LIBOR + 670 bps), 1/15/33 (144A)		$247,322	$—	$(247,322)	$—
(a)	250,000	—	(250,000)	—	Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class D, 3.75% (3 Month USD LIBOR + 375 bps), 1/15/33 (144A)		252,690	—	(252,690)	—
(a)	500,000	—	(500,000)	—	Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class E, 7.25% (3 Month USD LIBOR + 725 bps), 1/15/33 (144A)		500,691	—	(500,691)	—
(a)	782,920	—	(782,920)	—	Newtek Small Business Loan Trust, Series 2018-1, Class B, 4.708% (1 Month USD LIBOR + 300 bps), 2/25/44 (144A)		789,018	—	(789,018)	—
(a)	250,000	—	(250,000)	—	Octagon Investment Partners XXI, Ltd., Series 2014-1A, Class DRR, 8.704% (3 Month USD LIBOR + 700 bps), 2/14/31 (144A)		240,559	—	(240,559)	—
(a)	650,000	—	(650,000)	—	Palmer Square Loan Funding, Ltd., Series 2018-1A, Class C, 3.851% (3 Month USD LIBOR + 185 bps), 4/15/26 (144A)		630,865	—	(630,865)	—
(a)	650,000	—	(650,000)	—	Palmer Square Loan Funding, Ltd., Series 2018-1A, Class D, 5.781% (3 Month USD LIBOR + 395 bps), 4/15/26 (144A)		614,925	—	(614,925)	—
	1,675,000	—	(1,675,000)	—	Progress Residential Trust, Series 2018-SFR1, Class E, 4.38%, 3/17/35 (144A)		1,709,380	—	(1,709,380)	—
	2,500,000	—	(2,500,000)	—	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/35 (144A)		2,581,229	—	(2,581,229)	—
	2,510,000	—	(2,510,000)	—	Progress Residential Trust, Series 2018-SFR3, Class F, 5.368%, 10/17/35 (144A)		2,616,970	—	(2,616,970)	—
	500,000	—	(500,000)	—	Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)		502,500	—	(502,500)	—
	917,993	—	(917,993)	—	SCF Equipment Leasing LLC, Series 2019-1A, Class E, 5.49%, 4/20/30 (144A)		929,615	—	(929,615)	—
	945,661	—	(945,661)	—	Solarcity Lmc Series VI LLC, Series 2016-A, Class A, 4.8%, 9/20/48 (144A)		983,373	—	(983,373)	—
(a)	300,000	—	(300,000)	—	Sound Point CLO XXV Ltd., Series 2019-4A, Class E, 9.451% (3 Month USD LIBOR + 762 bps), 1/15/33 (144A)		294,245	—	(294,245)	—
(a)	250,000	—	(250,000)	—	Symphony CLO XXII, Ltd., Series 2020-22A, Class C, 0.0% (3 Month USD LIBOR + 215 bps),4/18/33 (144A)		250,000	—	(250,000)	—
	500,000	—	(500,000)	—	United Auto Credit Securitization Trust, Series 2019-1, Class F, 6.05%, 1/12/26 (144A)		509,295	—	(509,295)	—
	750,000	—	(750,000)	—	Veros Automobile Receivables Trust, Series 2018-1, Class C, 4.65%, 2/15/24 (144A)		768,535	—	(768,535)	—

SAI–5

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
(a)	500,000	—	(500,000)	—	Westcott Park CLO, Ltd., Series 2016-1A, Class ER, 8.366% (3 Month USD LIBOR + 640 bps), 7/20/28 (144A)		$500,129	$—	$(500,129)	$—
	2,750,000	—	(2,750,000)	—	Westlake Automobile Receivables Trust, Series 2018-3A, Class E, 4.9%, 12/15/23 (144A)		2,868,159	—	(2,868,159)	—
					TOTAL ASSET BACKED SECURITIES		$36,134,203	$—	$(36,134,203)	$—
					COLLATERALIZED MORTGAGE OBLIGATIONS	5.1%
(b)	17,985	—	—	17,985	Bear Stearns ALT-A Trust, Series 2003-3, Class 1A, 4.544%, 10/25/33		$18,168	$—	$—	$18,168
(a)	235,000	—	—	235,000	Bellemeade Re, Ltd., Series 2018-2A, Class B1, 4.442% (1 Month USD LIBOR + 265 bps), 8/25/28 (144A)		236,442	—	—	236,442
(a)	380,000	—	(380,000)	—	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 3.377% (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)		379,961	—	(379,961)	—
(a)	500,000	—	—	500,000	BTH-25 Mortgage-Backed Securities Trust, Series 2019-25, Class A, 4.16% (1 Month USD LIBOR + 250 bps), 2/18/21 (144A)		500,231	—	—	500,231
(a)	350,000	—	(350,000)	—	BX Commercial Mortgage Trust, Series 2018-IND, Class D, 3.04% (1 Month USD LIBOR + 130 bps), 11/15/35 (144A)		350,110	—	(350,110)	—
(b)	2,106,105	—	(2,106,105)	—	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.0%, 10/25/68 (144A)		2,098,157	—	(2,098,157)	—
(a)	1,000,000	—	—	1,000,000	Connecticut Avenue Securities Trust, Series 2018-R07, Class 1B1, 6.142% (1 Month USD LIBOR + 435 bps), 4/25/31 (144A)		1,085,997	—	—	1,085,997
(a)	853,737	—	—	853,737	Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2, 4.192% (1 Month USD LIBOR + 240 bps), 4/25/31 (144A)		859,977	—	—	859,977
(a)	915,370	—	—	915,370	Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2, 3.961% (1 Month USD LIBOR + 230 bps), 8/25/31 (144A)		921,229	—	—	921,229
(a)	1,000,000	—	—	1,000,000	Connecticut Avenue Securities Trust, Series 2019-R03, Class 1B1, 5.892% (1 Month USD LIBOR + 410 bps), 9/25/31 (144A)		1,066,866	—	—	1,066,866
(b)	500,000	—	(500,000)	—	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.58%, 11/15/48		503,114	—	(503,114)	—
(b)	1,250,000	—	—	1,250,000	Deephaven Residential Mortgage Trust, Series 2018-3A, Class B1, 5.007%, 8/25/58 (144A)		1,280,239	—	—	1,280,239

SAI–6

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
(a)	770,000	—	(770,000)	—	Eagle Re, Ltd., Series 2019-1, Class M1B, 3.427% (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)		$771,826	$—	$(771,826)	$—
(a)	890,000	—	—	890,000	Fannie Mae Connecticut Avenue Securities, Series 2017-C02, Class 2B1, 7.292% (1 Month USD LIBOR + 550 bps), 9/25/29		1,045,200	—	—	1,045,200
(a)	988,001	—	—	988,001	Fannie Mae Connecticut Avenue Securities, Series 2018-C06, Class 1M2, 3.792% (1 Month USD LIBOR + 200 bps), 3/25/31		989,553	—	—	989,553
(a)	2,510,000	—	(2,510,000)	—	Freddie Mac Stacr Trust, Series 2018-HQA2, Class B2, 12.792% (1 Month USD LIBOR + 1,100 bps), 10/25/48 (144A)		3,443,347	—	(3,443,347)	—
(a)	1,250,000	—	(1,250,000)	—	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2, 4.011% (1 Month USD LIBOR + 235 bps), 2/25/49 (144A)		1,260,479	—	(1,260,479)	—
(a)	180,000	—	—	180,000	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B1, 5.892% (1 Month USD LIBOR + 410 bps), 4/25/49 (144A)		189,682	—	—	189,682
(a)	140,000	—	—	140,000	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2, 13.042% (1 Month USD LIBOR + 1,125 bps), 4/25/49 (144A)		185,884	—	—	185,884
(a)	150,000	—	—	150,000	Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2, 3.842% (1 Month USD LIBOR + 205 bps), 4/25/49 (144A)		150,000	—	—	150,000
	177,728	—	—	177,728	Global Mortgage Securitization, Ltd., Series 2004-A, Class B2, 5.25%, 11/25/32 (144A)		9,608	—	—	9,608
	84,162	—	—	84,162	Global Mortgage Securitization, Ltd., Series 2004-A, Class B3, 5.25%, 11/25/32 (144A)		1	—	—	1
	210,640	—	—	210,640	Global Mortgage Securitization, Ltd., Series 2005-A, Class B2, 5.25%, 4/25/32 (144A)		166,607	—	—	166,607
(a)	500,000	—	(500,000)	—	GS Mortgage Securities Trust, Series 2018-HART, Class B, 3.04% (1 Month USD LIBOR + 130 bps), 10/15/31 (144A)		499,416	—	(499,416)	—
(b)	300,000	—	—	300,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.091%, 12/15/49 (144A)		283,632	—	—	283,632
(a)	330,582	—	(330,582)	—	La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.5% (Panamanian Mortgage Reference Rate + -125 bps), 12/23/36 (144A)		335,541	—	(335,541)	—
	260,000	—	—	260,000	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.0%, 3/15/49 (144A)		246,032	—	—	246,032

SAI–7

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
(a)	426,222	—	—	426,222	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class MCR1, 4.026% (1 Month USD LIBOR + 235 bps), 6/15/35 (144A)		$425,498	$—	$—	$425,498
(a)	850,000	—	(850,000)	—	Radnor Re, Ltd., Series 2019-1, Class M1B, 3.577% (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)		849,999	—	(849,999)	—
(a)	1,442,953	—	(1,442,953)	—	SLIDE, Series 2018-FUN, Class B, 2.99% (1 Month USD LIBOR + 125 bps), 6/15/31 (144A)		1,442,496	—	(1,442,496)	—
(a)	1,525,000	—	(1,525,000)	—	Starwood Waypoint Homes Trust, Series 2017-1, Class E, 4.34% (1 Month USD LIBOR + 260 bps), 1/17/35 (144A)		1,526,110	—	(1,526,110)	—
(a)	416,381	—	(416,381)	—	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class C, 3.02% (1 Month USD LIBOR + 135 bps), 11/11/34 (144A)		415,996	—	(415,996)	—
	1,000,000	—	(1,000,000)	—	Tricon American Homes Trust, Series 2017-SFR1, Class F, 5.151%, 9/17/34 (144A)		1,035,105	—	(1,035,105)	—
	900,000	—	—	900,000	Tricon American Homes Trust, Series 2017-SFR2, Class F, 5.104%, 1/17/36 (144A)		947,370	—	—	947,370
	750,000	—	(750,000)	—	Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class D, 3.0%, 8/15/49 (144A)		609,465	—	(609,465)	—
					TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS		$26,129,338	$—	$(15,521,122)	$10,608,216
					CORPORATE BONDS	77.2%
					Advertising	1.4%
	1,300,000	20,000	—	1,320,000	Lamar Media Corp., 3.75%, 2/15/28 (144A)		$1,303,640	$20,056	$—	$1,323,696
	85,000	126,000	—	211,000	Lamar Media Corp., 4.0%, 2/15/30 (144A)		85,000	126,000	—	211,000
	—	168,000	1,369,863	1,537,863	MDC Partners, Inc., 6.5%, 5/1/24 (144A)		—	153,300	1,250,000	1,403,300
					Total Advertising		$1,388,640	$299,356	$1,250,000	$2,937,996
					Aerospace & Defense	0.5%
	—	100,000	—	100,000	Bombardier, Inc., 6.0%, 10/15/22 (144A)		$—	$98,000	$—	$98,000
	—	83,000	—	83,000	Bombardier, Inc., 7.5%, 3/15/25 (144A)		—	81,962	—	81,962
	—	20,000	755,668	775,668	Bombardier, Inc., 7.875%, 4/15/27 (144A)		—	19,850	750,000	769,850
					Total Aerospace & Defense		$—	$199,812	$750,000	$949,812
					Airlines	0.0%
	—	91,000	—	91,000	American Airlines Group, Inc., 3.75%, 3/1/25 (144A)		$—	$83,947	$—	$83,947
					Total Airlines		$—	$83,947	$—	$83,947
					Auto Manufacturers	0.6%
	—	164,000	947,369	1,111,369	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)		$—	$173,111	$1,000,000	$1,173,111
					Total Manufacturers		$—	$173,111	$1,000,000	$1,173,111

SAI–8

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
					Auto Parts & Equipment	1.1%
	—	204,000	1,039,501	1,243,501	American Axle & Manufacturing, Inc., 6.25%, 3/15/26		$—	$196,248	$1,000,000	$1,196,248
	—	86,000	997,506	1,083,506	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)		—	86,215	1,000,000	1,086,215
	—	95,000	—	95,000	Titan International, Inc., 6.5%, 11/30/23		—	72,200	—	72,200
					Total Auto Parts & Equipment		$—	$354,663	$2,000,000	$2,354,663
					Banks	7.8%
(b)	1,400,000	—	(1,400,000)	—	Bank of America Corp., 4.3% (3 Month USD LIBOR + 266 bps)		$1,351,868	$—	$(1,351,868)	$—
(b)	850,000	200,000	—	1,050,000	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)		911,625	214,500	—	1,126,125
(b)	900,000	—	—	900,000	BNP Paribas S.A., 6.625% (5 Year USD Swap Rate + 415 bps) (144A)		965,250	—	—	965,250
(b)	1,880,000	—	—	1,880,000	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)		1,858,850	—	—	1,858,850
(b)	1,700,000	—	—	1,700,000	Credit Suisse Group AG, 6.375% (5 Year CMT Index + 482 bps)		1,816,875	—	—	1,816,875
	—	95,000	—	95,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)		—	91,438	—	91,438
	1,600,000	90,000	—	1,690,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)		1,515,520	85,248	—	1,600,768
(b)	1,700,000	—	—	1,700,000	ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)		1,810,755	—	—	1,810,755
(b)	850,000	—	—	850,000	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap Rate + 546 bps) (144A)		924,375	—	—	924,375
(b)	850,000	—	—	850,000	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)		1,876,875	—	—	1,876,875
(b)	1,875,000	—	—	1,875,000	Lloyds Banking Group Plc, 7.5% (5 Year USD Swap Rate + 450 bps)		945,098	—	—	945,098
	—	242,000	—	242,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)		—	242,000	—	242,000
(b)	1,000,000	—	—	1,000,000	Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)		1,058,000	—	—	1,058,000
(b)	1,650,000	200,000	—	1,850,000	UBS Group AG, 7.0% (5 Year USD Swap Rate + 434 bps) (144A)		1,759,643	213,290	—	1,972,933
					Total Banks		$16,794,734	$846,476	$(1,351,868)	$16,289,342
					Beverages	0.0%
	1,725,000	—	(1,725,000)	—	Bacardi, Ltd., 5.3%, 5/15/48 (144A)		$2,224,297	$—	$(2,224,297)	$—
					Total Beverages		$2,224,297	$—	$(2,224,297)	$—
					Building Materials	2.6%
	—	193,000	999,518	1,192,518	Builders FirstSource, Inc., 5.0%, 3/1/30 (144A)		$—	$193,093	$1,000,000	$1,193,093
	—	173,000	925,926	1,098,926	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)		—	186,840	1,000,000	1,186,840
	1,520,000	199,000	—	1,719,000	Standard Industries, Inc., 4.75%, 1/15/28 (144A)		1,539,152	204,473	—	1,743,625

SAI–9

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
	—	94,000	1,124,122	1,218,122	Summit Materials LLC/Summit Materials Finance Corp., 6.5%, 3/15/27 (144A)		$—	$100,345	$1,200,000	$1,300,345
					Total Building Materials		$1,539,152	$684,751	$3,200,000	$5,423,903
					Chemicals	2.6%
	—	150,000	891,896	1,041,896	CF Industries, Inc., 5.375%, 3/15/44		$—	$168,181	$1,000,000	$1,168,181
	—	88,000	—	88,000	NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)		—	85,800	—	85,800
	—	33,000	—	33,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)		—	31,361	—	31,361
	1,415,000	200,000	—	1,615,000	OCI NV, 5.25%, 11/1/24 (144A)		1,443,300	204,000	—	1,647,300
	—	100,000	1,026,905	1,126,905	Olin Corp., 5.0%, 2/1/30		—	97,380	1,000,000	1,097,380
	—	106,000	—	106,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.375%, 9/1/25 (144A)		—	98,315	—	98,315
	—	45,000	1,267,434	1,312,434	Valvoline, Inc., 4.25%, 2/15/30 (144A)		—	44,381	1,250,000	1,294,381
					Total Chemicals		$1,443,300	$729,418	$3,250,000	$5,422,718
					Coal	0.6%
	—	185,000	1,111,111	1,296,111	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/25 (144A)		$—	$166,500	$1,000,000	$1,166,500
					Total Coal		$—	$166,500	$1,000,000	$1,166,500
					Commercial Services	7.0%
	275,000	35,000	953,523	1,263,523	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)		$288,406	$36,706	$1,000,000	$1,325,112
	—	95,000	941,004	1,036,004	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)		—	100,956	1,000,000	1,100,956
	—	60,000	1,031,584	1,091,584	APX Group, Inc., 6.75%, 2/15/27 (144A)		—	58,163	1,000,000	1,058,163
	—	30,000	—	30,000	Ashtead Capital, Inc., 4.0%, 5/1/28 (144A)		—	30,765	—	30,765
	—	20,000	—	20,000	Ashtead Capital, Inc., 4.25%, 11/1/29 (144A)		—	20,729	—	20,729
	1,904,000	69,000	—	1,973,000	Brink’s Co., 4.625%, 10/15/27 (144A)		1,951,600	70,725	—	2,022,325
	—	144,000	975,610	1,119,610	Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)		—	147,600	1,000,000	1,147,600
	1,240,000	—	—	1,240,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)		1,224,500	—	—	1,224,500
	—	168,000	945,626	1,113,626	GW B-CR Security Corp., 9.5%, 11/1/27 (144A)		—	177,660	1,000,000	1,177,660
	—	106,000	—	106,000	Herc Holdings, Inc., 5.5%, 7/15/27 (144A)		—	109,964	—	109,964
	—	53,000	—	53,000	Hertz Corp., 7.125%, 8/1/26 (144A)		—	52,322	—	52,322
	—	35,000	—	35,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 4/15/24 (144A)		—	36,225	—	36,225
	—	55,000	971,148	1,026,148	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)		—	56,634	1,000,000	1,056,634
	—	100,000	1,037,883	1,137,883	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)		—	96,350	1,000,000	1,096,350

SAI–10

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
	—	200,000	751,880	951,880	Sotheby’s, 7.375%, 10/15/27 (144A)		$—	$199,500	$750,000	$949,500
	—	35,000	—	35,000	United Rentals North America, Inc., 3.875%, 11/15/27		—	35,306	—	35,306
	—	44,000	950,570	994,570	United Rentals North America, Inc., 5.25%, 1/15/30		—	46,288	1,000,000	1,046,288
	—	160,000	919,583	1,079,583	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)		—	173,992	1,000,000	1,173,992
					Total Commercial Services		$3,464,506	$1,449,885	$9,750,000	$14,664,391
					Computers	1.1%
	1,775,000	—	—	1,775,000	Dell International LLC/EMC Corp., 5.3%, 10/1/29 (144A)		$2,041,448	$—	$—	$2,041,448
	—	150,000	—	150,000	Western Digital Corp., 4.75%, 2/15/26		—	154,875	—	154,875
					Total Computers		$2,041,448	$154,875	$—	$2,196,323
					Distribution & Wholesale	0.1%
	—	175,000	—	175,000	Wolverine Escrow LLC, 8.5%, 11/15/24 (144A)		$—	$170,660	$—	$170,660
					Total Distribution & Wholesale		$—	$170,660	$—	$170,660
					Diversified Financial Services	2.0%
	—	65,000	1,019,112	1,084,112	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)		$—	$63,781	$1,000,000	$1,063,781
	—	200,000	—	200,000	Avation Capital S.A., 6.5%, 5/15/21 (144A)		—	198,840	—	198,840
	1,000,000	—	(1,000,000)	—	Fixed Income Trust Series 2013-A, 7.697%, 10/15/97 (144A)		1,701,297	—	(1,701,297)	—
	—	85,000	—	85,000	Global Aircraft Leasing Co., Ltd., 6.5%, 9/15/24 (144A)		—	83,725	—	83,725
	490,000	10,000	984,349	1,484,349	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)		497,781	10,159	1,000,000	1,507,940
	—	172,000	—	172,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)		—	186,279	—	186,279
	—	137,000	979,145	1,116,145	Springleaf Finance Corp., 5.375%, 11/15/29		—	139,918	1,000,000	1,139,918
					Total Diversified Financial Services		$2,199,078	$682,702	$1,298,703	$4,180,483
					Electric	3.4%
	—	30,000	—	30,000	Clearway Energy Operating LLC, 4.75%, 3/15/28 (144A)		$—	$30,712	$—	$30,712
	1,443,000	170,000	—	1,613,000	Clearway Energy Operating LLC, 5.75%, 10/15/25		1,491,095	175,666	—	1,666,761
	—	135,131	1,081,084	1,216,215	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 (144A)		—	149,995	1,200,000	1,349,995
	1,300,000	—	—	1,300,000	NRG Energy, Inc., 5.25%, 6/15/29 (144A)		1,351,207	—	—	1,351,207
	—	18,000	1,044,689	1,062,689	Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)		—	17,230	1,000,000	1,017,230
	1,345,000	224,000	—	1,569,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)		1,378,625	229,600	—	1,608,225
					Total Electric		$4,220,927	$603,203	$2,200,000	$7,024,130
					Electronics	1.9%
	1,100,000	—	1,057,977	2,157,977	ADT Security Corp., 4.875%, 7/15/32 (144A)		$1,039,720	$—	$1,000,000	$2,039,720
	1,725,000	—	—	1,725,000	Flex, Ltd., 4.875%, 6/15/29		1,907,282	—	—	1,907,282
					Total Electronics		$2,947,002	$—	$1,000,000	$3,947,002

SAI–11

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
					Energy Alternate Sources	0.0%
	—	75,000	—	75,000	TerraForm Power Operating LLC, 4.75%, 1/15/30 (144A)		$—	$77,906	$—	$77,906
					Total Energy Alternate Sources		$—	$77,906	$—	$77,906
					Entertainment	2.4%
	—	65,000	—	65,000	AMC Entertainment Holdings, Inc., 5.75%, 6/15/25		$—	$53,137	$—	$53,137
	—	101,000	873,362	974,362	Enterprise Development Authority, 12.0%, 7/15/24 (144A)		—	115,645	1,000,000	1,115,645
	1,270,000	—	—	1,270,000	International Game Technology Plc, 6.25%, 1/15/27 (144A)		1,342,415	—	—	1,342,415
	—	15,000	1,207,729	1,222,729	Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)		—	15,525	1,250,000	1,265,525
	—	30,000	1,033,912	1,063,912	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)		—	29,016	1,000,000	1,029,016
	—	30,000	—	30,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)		—	29,250	—	29,250
	—	210,000	—	210,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)		—	215,712	—	215,712
					Total Entertainment		$1,342,415	$458,285	$3,250,000	$5,050,700
					Environmental Control	1.8%
	—	240,000	970,874	1,210,874	Covanta Holding Corp., 6.0%, 1/1/27		$—	$247,200	$1,000,000	$1,247,200
	—	10,000	966,184	976,184	GFL Environmental, Inc., 5.125%, 12/15/26 (144A)		—	10,350	1,000,000	1,010,350
	—	143,000	—	143,000	GFL Environmental, Inc., 5.375%, 3/1/23 (144A)		—	146,754	—	146,754
	—	10,000	—	10,000	GFL Environmental, Inc., 7.0%, 6/1/26 (144A)		—	10,513	—	10,513
	—	55,000	—	55,000	GFL Environmental, Inc., 8.5%, 5/1/27 (144A)		—	59,560	—	59,560
	1,200,000	142,000	—	1,342,000	Tervita Corp., 7.625%, 12/1/21 (144A)		1,212,000	143,420	—	1,355,420
					Total Environmental Control		$1,212,000	$617,797	$2,000,000	$3,829,797
					Food Service	3.8%
	—	98,000	—	98,000	Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.625%, 1/15/27 (144A)		$—	$96,412	$—	$96,412
	—	30,000	1,250,000	1,280,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.875%, 2/15/30 (144A)		—	30,000	1,250,000	1,280,000
	—	98,000	—	98,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.75%, 3/15/25		—	101,552	—	101,552
	—	54,000	—	54,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.875%, 2/15/28 (144A)		—	56,122	—	56,122
	—	30,000	—	30,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 7.5%, 3/15/26 (144A)		—	33,338	—	33,338
	2,300,000	—	—	2,300,000	Aramark Services, Inc., 5.0%, 2/1/28 (144A)		2,403,500	—	—	2,403,500

SAI–12

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
	—	200,000	1,121,321	1,321,321	FAGE International S.A./FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)		$—	$178,361	$1,000,000	$1,178,361
	—	114,000	—	114,000	Ingles Markets, Inc., 5.75%, 6/15/23		—	114,857	—	114,857
	—	96,000	922,252	1,018,252	JBS USA LUX S.A./JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)		—	104,093	1,000,000	1,104,093
	—	65,000	—	65,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/30 (144A)		—	68,284	—	68,284
	—	30,000	—	30,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.5%, 4/15/29 (144A)		—	32,541	—	32,541
	—	60,000	1,206,214	1,266,214	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)		—	62,178	1,250,000	1,312,178
	—	135,000	—	135,000	Simmons Foods, Inc., 5.75%, 11/1/24 (144A)		—	134,325	—	134,325
					Total Food Service		$2,403,500	$1,012,063	$4,500,000	$7,915,563
					Forest Products & Paper	1.1%
	—	100,000	1,060,221	1,160,221	Mercer International, Inc., 5.5%, 1/15/26		$—	$94,320	$1,000,000	$1,094,320
	—	115,000	—	115,000	Mercer International, Inc., 7.375%, 1/15/25		—	115,791	—	115,791
	—	90,000	932,401	1,022,401	Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26 (144A)		—	96,525	1,000,000	1,096,525
					Total Forest Products & Paper		$—	$306,636	$2,000,000	$2,306,636
					Healthcare-Services	3.2%
	—	186,000	—	186,000	BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/27 (144A)		$—	$188,325	$—	$188,325
	1,190,000	98,000	—	1,288,000	Centene Corp., 5.25%, 4/1/25 (144A)		1,222,725	100,695	—	1,323,420
	—	150,000	—	150,000	HCA, Inc., 5.375%, 2/1/25		—	165,825	—	165,825
	800,000	29,000	—	829,000	HCA, Inc., 5.625%, 9/1/28		906,704	32,868	—	939,572
	—	19,000	647,933	666,933	HCA, Inc., 5.875%, 2/1/29		—	21,993	750,000	771,993
	—	65,000	937,870	1,002,870	Select Medical Corp., 6.25%, 8/15/26 (144A)		—	69,306	1,000,000	1,069,306
	—	142,000	915,332	1,057,332	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)		—	155,135	1,000,000	1,155,135
	—	50,000	962,686	1,012,686	Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)		—	51,938	1,000,000	1,051,938
	—	119,000	—	119,000	West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)		—	116,763	—	116,763
					Total Healthcare-Services		$2,129,429	$902,848	$3,750,000	$6,782,277
					Holding Companies-Diversified	0.5%
	—	80,000	1,069,519	1,149,519	VistaJet Malta Finance Plc/XO Management Holding, Inc., 10.5%, 6/1/24 (144A)		$—	$74,800	$1,000,000	$1,074,800
					Total Holding Companies-Diversified		$—	$74,800	$1,000,000	$1,074,800
					Home Builders	2.0%
	—	190,000	—	190,000	Beazer Homes USA, Inc., 6.75%, 3/15/25		$—	$195,700	$—	$195,700
	—	30,000	943,396	973,396	Beazer Homes USA, Inc., 7.25%, 10/15/29 (144A)		—	31,800	1,000,000	1,031,800

SAI–13

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
	—	40,000	—	40,000	Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 4.875%, 2/15/30 (144A)		$—	$39,596	$—	$39,596
	—	110,000	—	110,000	Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 9/15/27 (144A)		—	113,025	—	113,025
	—	140,000	847,458	987,458	KB Home, 6.875%, 6/15/27		—	165,200	1,000,000	1,165,200
	—	192,000	—	192,000	Lennar Corp., 4.75%, 11/15/22		—	200,916	—	200,916
	—	235,000	—	235,000	M/I Homes, Inc., 4.95%, 2/1/28 (144A)		—	239,113	—	239,113
	—	25,000	—	25,000	Mattamy Group Corp., 4.625%, 3/1/30 (144A)		—	24,254	—	24,254
	—	40,000	—	40,000	Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/28 (144A)		—	40,021	—	40,021
	—	189,000	934,579	1,123,579	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875%, 4/15/23 (144A)		—	202,230	1,000,000	1,202,230
					Total Home Builders		$—	$1,251,855	$3,000,000	$4,251,855
					Insurance	0.6%
	850,000	70,000	(920,000)	—	CNO Financial Group, Inc., 5.25%, 5/30/29		$972,709	$80,105	$(1,052,814)	$—
	925,000	—	—	925,000	Liberty Mutual Group, Inc., 3.951%, 10/15/50 (144A)		1,018,337	—	—	1,018,337
	100,000	—	—	100,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)		170,130	—	—	170,130
					Total Insurance		$2,161,176	$80,105	$(1,052,814)	$1,188,467
					Internet	0.6%
	1,000,000	136,000	—	1,136,000	Netflix, Inc., 5.375%, 11/15/29 (144A)		$1,047,200	$147,859	—	$1,195,059
					Total Internet		$1,047,200	$147,859	$—	$1,195,059
					Iron & Steel	1.1%
	—	121,000	—	121,000	Cleveland-Cliffs, Inc., 5.75%, 3/1/25		$—	$110,110	$1,000,000	$1,110,110
	—	100,000	—	100,000	Commercial Metals Co., 5.375%, 7/15/27		—	102,250	1,000,000	1,102,250
	—	30,000	—	30,000	Commercial Metals Co., 5.75%, 4/15/26		—	30,975	—	30,975
					Total Iron & Steel		$—	$243,335	$2,000,000	$2,243,335
					Leisure Time	0.6%
	—	115,000	—	115,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)		$—	$102,212	$1,000,000	$1,102,212
	—	146,000	—	146,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)		—	139,795	—	139,795
					Total Leisure Time		$—	$242,007	$1,000,000	$1,242,007
					Lodging	0.3%
	—	65,000	—	65,000	MGM Resorts International, 5.5%, 4/15/27		$—	$70,181	$—	$70,181
	—	105,000	428,692	533,692	Station Casinos LLC, 4.5%, 2/15/28 (144A)		—	99,774	407,355	$507,129
					Total Lodging		$—	$169,955	$407,355	$577,310
					Machinery-Diversified	0.1%
	—	100,000	—	100,000	Cloud Crane LLC, 10.125%, 8/1/24 (144A)		$—	$117,383	$—	$117,383
					Total Machinery-Diversified		$—	$117,383	$—	$117,383

SAI–14

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
					Media	4.1%
	—	90,000	—	90,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)		$—	$92,531	$—	$92,531
	—	194,000	963,764	1,157,764	CCO Holdings LLC/CCO Holdings Capital Corp., 5.5%, 5/1/26 (144A)		—	201,294	1,000,000	1,201,294
	1,850,000	—	—	1,850,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.8%, 3/1/50		1,999,034	—	—	1,999,034
	—	137,000	940,443	1,077,443	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (144A)		—	145,676	1,000,000	1,145,676
	—	200,000	—	200,000	CSC Holdings LLC, 5.5%, 5/15/26 (144A)		—	207,071	—	207,071
	—	200,000	—	200,000	CSC Holdings LLC, 5.5%, 4/15/27 (144A)		—	210,500	—	210,500
	1,434,000	213,000	1,239,698	2,886,698	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)		1,156,736	171,816	1,000,000	2,328,552
	—	200,000	—	200,000	LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (144A)		—	210,320	—	210,320
	—	105,000	1,006,239	1,111,239	Sinclair Television Group, Inc., 5.5%, 3/1/30 (144A)		—	104,349	1,000,000	1,104,349
					Total Media		$3,155,770	$1,343,557	$4,000,000	$8,499,327
					Metal Fabricate & Hardware	0.0%
	—	100,000	—	100,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27		$—	$101,458	$—	$101,458
					Total Metal Fabricate & Hardware		$—	$101,458	$—	$101,458
					Mining	1.8%
	—	16,000	—	16,000	Coeur Mining, Inc., 5.875%, 6/1/24		$—	$15,027	$—	$15,027
	—	200,000	1,041,667	1,241,667	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)		—	192,000	1,000,000	1,192,000
	—	95,000	1,063,603	1,158,603	Freeport-McMoRan, Inc., 4.25%, 3/1/30		—	89,319	1,000,000	1,089,319
	—	70,000	1,017,708	1,087,708	Hecla Mining Co., 7.25%, 2/15/28		—	68,782	1,000,000	1,068,782
	—	98,000	—	98,000	Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)		—	98,490	—	98,490
	—	143,000	—	143,000	Novelis Corp., 4.75%, 1/30/30 (144A)		—	141,034	—	141,034
	—	100,000	—	100,000	Novelis Corp., 5.875%, 9/30/26 (144A)		—	103,286	—	103,286
					Total Mining		$—	$707,938	$3,000,000	$3,707,938
					Oil & Gas	3.0%
	—	135,000	1,052,632	1,187,632	Baytex Energy Corp., 8.75%, 4/1/27 (144A)		$—	$128,250	$1,000,000	$1,128,250
	—	68,000	—	68,000	Great Western Petroleum LLC/Great Western Finance Corp., 9.0%, 9/30/21 (144A)		—	61,200	—	61,200
	—	135,000	—	135,000	Gulfport Energy Corp., 6.0%, 10/15/24		—	44,888	—	44,888
	—	35,000	—	35,000	Gulfport Energy Corp., 6.625%, 5/1/23		—	18,287	—	18,287
	—	170,000	—	170,000	Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)		—	144,925	—	144,925

SAI–15

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
	540,000	134,000	1,055,409	1,729,409	MEG Energy Corp., 7.0%, 3/31/24 (144A)		$511,650	$126,965	$1,000,000	$1,638,615
	—	35,000	—	35,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)		—	33,014	—	33,014
	—	200,000	1,081,081	1,281,081	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)		—	185,000	1,000,000	1,185,000
	—	142,000	—	142,000	Oasis Petroleum, Inc., 6.875%, 3/15/22		—	111,470	—	111,470
	—	48,000	—	48,000	Parkland Fuel Corp., 5.875%, 7/15/27 (144A)		—	49,319	—	49,319
	—	150,000	—	150,000	Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/27 (144A)		—	148,688	—	148,688
	—	130,000	—	130,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%, 2/15/28 (144A)		—	128,375	—	128,375
	—	144,000	—	144,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)		—	119,520	—	119,520
	—	80,000	—	80,000	SM Energy Co., 6.125%, 11/15/22		—	71,600	—	71,600
	—	56,000	—	56,000	SM Energy Co., 6.75%, 9/15/26		—	44,240	—	44,240
	—	123,000	1,033,587	1,156,587	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)		—	119,003	1,000,000	1,119,003
	—	65,000	—	65,000	Transocean, Inc., 7.25%, 11/1/25 (144A)		—	53,788	—	53,788
	—	40,000	—	40,000	Transocean, Inc., 8.0%, 2/1/27 (144A)		—	33,200	—	33,200
	—	96,000	—	96,000	Whiting Petroleum Corp., 6.25%, 4/1/23		—	43,200	—	43,200
					Total Oil & Gas		$511,650	$1,664,932	$4,000,000	$6,176,582
					Oil & Gas Services	1.1%
	—	30,000	—	30,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.25%, 4/1/28 (144A)		$—	$28,878	$—	$28,878
	—	100,000	984,572	1,084,572	Archrock Partners LP/Archrock Partners Finance Corp., 6.875%, 4/1/27 (144A)		—	101,567	1,000,000	1,101,567
	—	70,000	—	70,000	Exterran Energy Solutions LP/EES Finance Corp., 8.125%, 5/1/25		—	68,684	—	68,684
	—	211,000	—	211,000	FTS International, Inc., 6.25%, 5/1/22		—	140,183	—	140,183
	—	55,000	—	55,000	SESI LLC, 7.75%, 9/15/24		—	26,538	—	26,538
	—	34,000	1,018,116	1,052,116	USA Compression Partners LP/USA Compression Finance Corp., 6.875%, 9/1/27		—	33,395	1,000,000	1,033,395
					Total Oil & Gas Services		$—	$399,245	$2,000,000	$2,399,245
					Packaging & Containers	1.9%
	—	200,000	—	200,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.0%, 2/15/25 (144A)		$—	$208,500	$—	$208,500
	—	138,000	966,184	1,104,184	Cascades, Inc./Cascades USA, Inc., 5.125%, 1/15/26 (144A)		—	142,830	1,000,000	1,142,830
	—	125,000	852,881	977,881	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26		—	146,562	1,000,000	1,146,562
	—	143,000	929,712	1,072,712	Greif, Inc., 6.5%, 3/1/27 (144A)		—	153,811	1,000,000	1,153,811
	—	160,000	—	160,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/25 (144A)		—	167,885	—	167,885

SAI–16

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
	—	63,000	—	63,000	Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)		$—	$56,051	$—	$56,051
					Total Packaging & Containers		$—	$875,639	$3,000,000	$3,875,639
					Pharmaceuticals	1.9%
	1,750,000	—	(1,750,000)	—	Allergan Funding SCS, 4.75%, 3/15/45		$2,129,272	$—	$(2,129,272)	$—
	—	91,000	—	91,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)		—	100,100	—	100,100
	—	20,000	—	20,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)		—	19,775	—	19,775
	—	15,000	—	15,000	Bausch Health Cos., Inc., 5.25%, 1/30/30 (144A)		—	14,850	—	14,850
	—	70,000	971,278	1,041,278	Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)		—	72,070	1,000,000	1,072,070
	—	9,000	—	9,000	Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)		—	9,034	—	9,034
	900,000	—	—	900,000	Bausch Health Cos., Inc., 6.5%, 3/15/22 (144A)		912,330	—	—	912,330
	1,250,000	36,000	—	1,286,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)		1,286,975	38,524	—	1,325,499
	—	36,000	—	36,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)		—	39,600	—	39,600
	—	200,000	—	200,000	Horizon Therapeutics USA, Inc., 5.5%, 8/1/27 (144A)		—	207,500	—	207,500
	—	80,000	—	80,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)		—	84,480	—	84,480
	—	155,000	—	155,000	Teva Pharmaceutical Finance Netherlands III BV, 2.8%, 7/21/23		—	144,279	—	144,279
					Total Pharmaceuticals		$4,328,577	$730,212	$(1,129,272)	$3,929,517
					Pipelines	6.3%
	900,000	129,000	—	1,029,000	American Midstream Partners LP/American Midstream Finance Corp., 9.5%, 12/15/21 (144A)		$891,000	$127,710	$—	$1,018,710
	—	20,000	—	20,000	Cheniere Energy Partners LP, 4.5%, 10/1/29 (144A)		—	19,172	—	19,172
	—	95,000	—	95,000	Cheniere Energy Partners LP, 5.625%, 10/1/26		—	95,475	—	95,475
	—	101,000	997,501	1,098,501	DCP Midstream Operating LP, 3.875%, 3/15/23		—	101,253	1,000,000	1,101,253
	—	20,000	—	20,000	DCP Midstream Operating LP, 5.375%, 7/15/25		—	20,950	—	20,950
	—	100,000	—	100,000	DCP Midstream Operating LP, 5.6%, 4/1/44		—	93,000	—	93,000
	1,400,000	—	—	1,400,000	Enable Midstream Partners LP, 4.95%, 5/15/28		1,395,302	—	—	1,395,302
(b)	—	100,000	—	100,000	Energy Transfer Operating LP, 7.125% (5 Year CMT Index + 531 bps)		—	94,500	—	94,500
	2,065,000	—	—	2,065,000	EnLink Midstream Partners LP, 4.15%, 6/1/25		1,745,338	—	—	1,745,338
	—	6,000	—	6,000	EnLink Midstream LLC, 5.375%, 6/1/29		—	5,177	—	5,177
	1,500,000	—	—	1,500,000	Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/26		1,252,500	—	—	1,252,500
	—	100,000	—	100,000	Genesis Energy LP/Genesis Energy Finance Corp., 6.5%, 10/1/25		—	84,220	—	84,220

SAI–17

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
	—	145,000	—	145,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 2/1/28		$—	$124,700	$—	$124,700
	—	167,000	529,937	696,937	Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23		—	171,384	543,849	715,233
	—	29,000	—	29,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27		—	29,995	—	29,995
	—	65,000	—	65,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)		—	63,375	—	63,375
	—	75,000	—	75,000	Hess Midstream Operations LP, 5.625%, 2/15/26 (144A)		—	74,814	—	74,814
	1,450,000	—	—	1,450,000	ONEOK, Inc., 6.875%, 9/30/28		1,825,365	—	—	1,825,365
	—	200,000	976,276	1,176,276	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 5/15/23		—	204,860	1,000,000	1,204,860
	—	195,000	—	195,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.0%, 3/1/27 (144A)		—	186,225	—	186,225
	—	100,000	—	100,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.0%, 1/15/28		—	98,720	—	98,720
	1,475,000	—	—	1,475,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.875%, 4/15/26		1,519,398	—	—	1,519,398
	327,000	27,000	—	354,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.5%, 7/15/27		341,306	28,181	—	369,487
					Total Pipelines		$8,970,209	$1,623,711	$2,543,849	$13,137,769
					REITs	1.5%
	2,350,000	100,000	—	2,450,000	Iron Mountain, Inc., 4.875%, 9/15/27 (144A)		$2,379,375	$101,250	$—	$2,480,625
	—	100,000	496,278	596,278	Iron Mountain, Inc., 5.75%, 8/15/24		—	100,750	500,000	600,750
	—	50,000	—	50,000	iStar, Inc., 4.25%, 8/1/25		—	49,365	—	49,365
	—	85,000	—	85,000	iStar, Inc., 4.75%, 10/1/24		—	86,765	—	86,765
					Total REITs		$2,379,375	$338,130	$500,000	$3,217,505
					Retail	2.3%
	—	80,000	1,086,957	1,166,957	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)		$—	$73,600	$1,000,000	$1,073,600
	—	60,000	998,004	1,058,004	Asbury Automotive Group, Inc., 4.5%, 3/1/28 (144A)		—	60,120	1,000,000	1,060,120
	—	65,000	—	65,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30 (144A)		—	66,137	—	66,137
	—	250,000	1,036,592	1,286,592	Beacon Escrow Corp., 4.875%, 11/1/25 (144A)		—	241,175	1,000,000	1,241,175
	—	93,000	—	93,000	Golden Nugget, Inc., 8.75%, 10/1/25 (144A)		—	93,392	—	93,392
	—	140,000	1,199,616	1,339,616	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)		—	116,704	1,000,000	1,116,704
	—	126,000	—	126,000	QVC, Inc., 4.75%, 2/15/27		—	124,284	—	124,284
					Total Retail		$—	$775,412	$4,000,000	$4,775,412
					Telecommunications	2.7%
	1,750,000	—	(1,750,000)	—	AT&T, Inc., 4.5%, 3/9/48		$2,006,192	$—	$(2,006,192)	$—
	833,000	25,000	—	858,000	CenturyLink, Inc., 4.0%, 2/15/27 (144A)		837,082	25,122	—	862,204
	—	100,000	—	100,000	CenturyLink, Inc., 6.45%, 6/15/21		—	103,720	—	103,720
	—	140,000	—	140,000	CenturyLink, Inc., 6.875%, 1/15/28		—	155,400	—	155,400
	950,000	—	926,827	1,876,827	CenturyLink, Inc., 7.6%, 9/15/39		1,025,003	—	1,000,000	2,025,003

SAI–18

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)		Pro Forma Combined Market Value
	—	138,000	1,066,667	1,204,667	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)		$—	$129,375		$1,000,000	$1,129,375
	—	35,000	—	35,000	CommScope, Inc., 8.25%, 3/1/27 (144A)		—	35,175		—	35,175
	—	100,000	—	100,000	Frontier Communications Corp., 8.5%, 4/1/26 (144A)		—	101,250		—	101,250
	—	75,000	—	75,000	Frontier Communications Corp., 11.0%, 9/15/25		—	34,312		—	34,312
	—	125,000	—	125,000	Intelsat Jackson Holdings S.A., 5.5%, 8/1/23		—	107,500		—	107,500
	—	40,000	—	40,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)		—	40,800		—	40,800
	—	150,000	—	150,000	Level 3 Financing, Inc., 5.375%, 5/1/25		—	153,125		—	153,125
	—	185,000	—	185,000	Sprint Corp., 7.125%, 6/15/24		—	209,897		—	209,897
	—	114,000	—	114,000	Sprint Corp., 7.25%, 9/15/21		—	120,994		—	120,994
	—	50,000	—	50,000	Sprint Corp., 7.625%, 2/15/25		—	58,000		—	58,000
	—	125,000	—	125,000	Sprint Corp., 7.625%, 3/1/26		—	147,464		—	147,464
	—	100,000	—	100,000	T-Mobile USA, Inc., 4.75%, 2/1/28		—	104,125		—	104,125
	—	155,000	—	155,000	Windstream Services LLC/Windstream Finance Corp., 8.625%, 10/31/25 (144A)		—	141,179		—	141,179
	—	200,000	—	200,000	Ypso Finance Bis S.A., 6.0%, 2/15/28 (144A)		—	192,060		—	192,060
					Total Telecommunications		$3,868,277	$1,859,498		$(6,192)	$5,721,583
					Transportation	0.0%
	—	65,000	—	65,000	Cargo Aircraft Management, Inc., 4.75%, 2/1/28 (144A)		$—	$64,431		$—	$64,431
					Total Transportation		$—	$64,431		$—	$64,431
					TOTAL CORPORATE BONDS		$71,772,662	$22,786,356		$66,885,464	$161,444,482
					INSURANCE-LINKED SECURITIES	1.1%
					Catastrophe Linked Bonds	0.7%
					Earthquakes - California	0.4%
(a)	250,000	—	—	250,000	Ursa Re, 4.767% (3 Month U.S. Treasury Bill + 350 bps), 5/27/20 (144A)		$248,900	$—		$—	$248,900
(a)	250,000	—	—	250,000	Ursa Re, 5.347% (3 Month U.S. Treasury Bill + 408 bps), 12/10/20 (144A)		248,500	—		—	248,500
(a)	250,000	—	—	250,000	Ursa Re, 6.916% (3 Month U.S. Treasury Bill + 537 bps), 12/10/20 (144A)		247,450	—		—	247,450
					Total Earthquakes - California		$744,850	$—	$		$744,850
					Multiperil - U.S.	0.4%
(a)	250,000	—	—	250,000	Kilimanjaro II Re, 12.219% (6 Month USD LIBOR + 1,061 bps), 4/20/21 (144A)		$246,775	$—		$—	$246,775
(a)	250,000	—	—	250,000	Residential Reinsurance 2016, 6.976% (3 Month U.S. Treasury Bill + 543 bps), 12/6/20 (144A)		245,750	—		—	245,750
(a)	250,000	—	—	250,000	Residential Reinsurance 2017, 7.306% (3 Month U.S. Treasury Bill + 576 bps), 12/6/21 (144A)		242,700	—		—	242,700
					Total Multiperil - U.S.		$735,225	$—		$—	$735,225
					Total Catastrophe Linked Bonds		1,480,075	$—		$—	$1,480,075

SAI–19

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
					Collateralized Reinsurance	0.0%
					Multiperil - Worldwide	0.0%
(f)(g)	250,000	—	—	250,000	Cypress Re 2017, 1/10/20		$4,550	$—	$—	$4,550
(f)	12,000	—	—	12,000	Limestone Re 2016-1, 8/31/21		9,673	—	—	9,673
(f)(g)	250,000	—	—	250,000	Resilience Re, 5/1/20		25	—	—	25
					Total Collateralized Reinsurance		$14,248	$—	$—	$14,248
					Reinsurance Sidecars	0.4%
					Multiperil - U.S.	0.1%
(f)(g)	1,500,000	—	—	1,500,000	Carnoustie Re 2015, 7/31/20		$4,800	$—	$—	$4,800
(f)(g)	500,000	—	—	500,000	Carnoustie Re 2016, 11/30/20		13,500	—	—	13,500
(f)(g)	500,000	—	—	500,000	Carnoustie Re 2017, 11/30/21		67,925	—	—	67,925
(f)	250,000	—	—	250,000	Carnoustie Re 2018, 12/31/21		2,800	—	—	2,800
(g)(h)	1,500,000	—	—	1,500,000	Harambee Re 2018, 12/31/21		97,500	—	—	97,500
					Total Multiperil - U.S.		$186,525	$—	$—	$186,525
					Multiperil - Worldwide	0.3%
(f)(g)	500,000	—	—	500,000	Arlington Re 2015, 2/1/20		$24,300	$—	$—	$24,300
(f)(g)	41,791	—	—	41,791	Berwick Re 2018-1, 12/31/21		5,086	—	—	5,086
(f)(g)	29,857	—	—	29,857	Berwick Re 2019-1, 12/31/22		31,846	—	—	31,846
(g)(h)	250,000	—	—	250,000	Blue Lotus Re 2018, 12/31/21		273,250	—	—	273,250
(f)(g)	25,000	—	—	25,000	Eden Re II, 3/22/22 (144A)		33,414	—	—	33,414
(f)	2,000,000	—	—	2,000,000	Pangaea Re 2015-1, 2/1/20		2,616	—	—	2,616
(f)	2,000,000	—	—	2,000,000	Pangaea Re 2015-2, 5/29/20		2,982	—	—	2,982
(f)	1,000,000	—	—	1,000,000	Pangaea Re 2016-1, 11/30/20		2,220	—	—	2,220
(f)(g)	1,000,000	—	—	1,000,000	Pangaea Re 2017-1, 11/30/21		16,100	—	—	16,100
(f)(g)	217,248	—	—	217,248	St. Andrews Re 2017-4, 6/1/20		21,377	—	—	21,377
(g)(h)	250,000	—	—	250,000	Thopas Re 2018, 12/31/21		5,325	—	—	5,325
(f)(g)	1,500,000	—	—	1,500,000	Versutus Re 2017, 11/30/21		11,550	—	—	11,550
(f)(g)	1,500,000	—	—	1,500,000	Versutus Re 2018, 12/31/21		—	—	—	—
(g)(h)	250,000	—	—	250,000	Viribus Re 2018, 12/31/21		13,825	—	—	13,825
(g)(h)	106,153	—	—	106,153	Viribus Re 2019, 12/31/22		131,258	—	—	131,258
					Total Multiperil - Worldwide		$575,149	$—	$—	$575,149
					Total Reinsurance Sidecars		$761,674	$—	$—	$761,674
					TOTAL INSURANCE-LINKED SECURITIES		$2,255,997	$—	$—	$2,255,997
					SENIOR SECURED FLOATING RATE LOAN INTERESTS * (a)	5.9%
					Automobile	0.1%
	296,117	—	—	296,117	KAR Auction Services, Inc., Tranche B-6 Term Loan, 4.063% (LIBOR + 225 bps), 9/19/26		$296,209	$—	$—	$296,209
					Total Automobile		$296,209	$—	$—	$296,209
					Buildings & Real Estate	0.2%
	294,750	—	—	294,750	Beacon Roofing Supply, Inc., Initial Term Loan, 4.049% (LIBOR + 225 bps), 1/2/25		$291,618	—	$—	$291,618
	100,681	—	—	100,681	Builders FirstSource, Inc., Refinancing Term Loan, 4.799% (LIBOR + 300 bps), 2/29/24		100,681	—	—	100,681
					Total Buildings & Real Estate		$392,299	$—	$—	$392,299
					Chemicals, Plastics & Rubber	0.3%
	724,343	—	—	724,343	Univar Solutions USA, Inc., Term B-3 Loan, 4.049% (LIBOR + 225 bps), 7/1/24		$717,191	$—	$—	$717,191
					Total Chemicals, Plastics & Rubber		$717,191	$—	$—	$717,191

SAI–20

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
					Computers & Electronics	0.5%
	791,597	—	—	791,597	Applied Systems, Inc., First Lien Closing Date Term Loan, 5.195% (LIBOR + 325 bps), 9/19/24		$784,341	$—	$—		$784,341
	94,050	—	—	94,050	Energizer Holdings, Inc., Term B Loan, 4.0% (LIBOR + 225 bps), 12/17/25		93,991	—	—		93,991
	205,542	—	—	205,542	Energy Acquisition LP (aka Electrical Components International), First Lien Initial Term Loan, 6.195% (LIBOR + 425 bps), 6/26/25		192,888	—	—		192,888
					Total Computers & Electronics		$1,071,220	$—	$—		$1,071,220
					Diversified & Conglomerate Service	1.5%
	977,500	—	—	977,500	Albany Molecular Research, Inc., First Lien Initial Term Loan, 5.049% (LIBOR + 325 bps), 8/30/24		$962,430	$—	$—		$962,430
	478,972	—	—	478,972	Filtration Group Corp., Initial Dollar Term Loan, 4.799% (LIBOR + 300 bps), 3/29/25		477,376	—	—		477,376
	462,687	—	—	462,687	Outfront Media Capital LLC (Outfront Media Capital Corp.), Extended Term Loan, 3.486% (LIBOR + 175 bps), 11/18/26		459,988	—	—		459,988
	1,239,685	—	—	1,239,685	WEX, Inc., Term B-3 Loan, 4.049% (LIBOR + 225 bps), 5/15/26		1,227,288	—	—		1,227,288
					Total Diversified & Conglomerate Service		$3,127,082	$—	$—		$3,127,082
					Electric & Electrical	0.2%
	414,834	—	—	414,834	Rackspace Hosting, Inc., First Lien Term B Loan, 4.902% (LIBOR + 300 bps), 11/3/23		$393,573	$—	$—		$393,573
					Total Electric & Electrical		$393,573	$—	$—		$393,573
					Electronics	0.1%				$
	257,920	—	—	257,920	Avast Software BV, 2018 Refinancing Dollar Term Loan, 4.195% (LIBOR + 225 bps), 9/29/23		$257,221	$—	$—		$257,221
					Total Electronics		$257,221	$—	$—		$257,221
					Healthcare & Pharmaceuticals	0.7%
	468,561	—	—	468,561	Acadia Healthcare Co., Inc., Tranche B-3 Term Loan, 4.299% (LIBOR + 250 bps), 2/11/22		$465,925	$—	$—		$465,925
	977,500	—	—	977,500	Alphabet Holding Co., Inc. (aka Nature’s Bounty), First Lien Initial Term Loan, 5.299% (LIBOR + 350 bps), 9/26/24		937,667	—	—		937,667
					Total Healthcare & Pharmaceuticals		$1,403,592	$—	$—		$1,403,592

SAI–21

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value		ProForma Adjustment (z)		Pro Forma Combined Market Value
					Healthcare, Education & Childcare	0.0%
	18,120	—	—	18,120	Select Medical Corp., Tranche B Term Loan, 4.58% (LIBOR + 250 bps), 3/6/25		$17,916		$—		$—	$17,916
					Total Healthcare, Education & Childcare		$17,916		$—		$—	$17,916
					Hotel, Gaming & Leisure	0.1%
	252,805	—	—	252,805	Eldorado Resorts, Inc., Term Loan, 4.047% (LIBOR + 225 bps), 4/17/24		$252,012		$—		$—	$252,012
					Total Hotel, Gaming & Leisure		$252,012		$—		$—	$252,012
					Insurance	0.5%
	977,500	—	—	977,500	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term Loan, 4.945% (LIBOR + 300 bps), 5/16/24		$953,063		$—		$—	$953,063
					Total Insurance		$953,063		$—		$—	$953,063
					Leisure & Entertainment	0.2%
	424,925	—	—	424,925	Fitness International LLC, Term B Loan, 5.049% (LIBOR + 325 bps), 4/18/25		$421,738		$—		$—	$421,738
					Total Leisure & Entertainment		$421,738		$—		$—	$421,738
					Machinery	0.2%
	439,307	—	—	439,307	NN, Inc., Tranche B Term Loan, 7.049% (LIBOR + 525 bps), 10/19/22		$428,324	$		$		$428,324
					Total Machinery		$428,324		$—		$—	$428,324
					Printing & Publishing	0.3%
	687,389	—	—	687,389	Trader Corp., First Lien 2017 Refinancing Term Loan, 4.805% (LIBOR + 300 bps), 9/28/23		$680,086		$—		$—	$680,086
					Total Printing & Publishing		$680,086		$—		$—	$680,086
					Securities & Trusts	0.4%
	908,400	—	—	908,400	Spectacle Gary Holdings LLC, Term Loan B, 0.0%, 11/6/25		$931,110		$—		$—	$931,110
					Total Securities &Trusts		$931,110		$—		$—	$931,110
					Utilities	0.5%
	463,511	—	—	463,511	APLP Holdings, Ltd. Partnership, Term Loan, 4.103% (LIBOR + 250 bps), 4/14/25		$460,324		$—		$—	$460,324
	541,784	—	—	541,784	Eastern Power LLC (Eastern Covert Midco LLC) (aka TPF II LC LLC), Term Loan, 5.549% (LIBOR + 375 bps), 10/2/23		536,027		—		—	536,027
	280,600	—	(280,600)	—	Vistra Operations Co. LLC (fka Tex Operations Co. LLC), 2018 Incremental Term Loan, 3.537% (LIBOR + 175 bps), 12/31/25		278,906		—		(278,906)	—
					Total Utilites		$1,275,257		$—		$(278,906)	$996,351
					TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS		$12,617,893		$—		$(278,906)	$12,338,987

SAI–22

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

Footnotes	Pioneer Dynamic Credit Fund Principal Amount ($)	Pioneer Corporate High Yield Fund Principal Amount ($)	ProForma Adjustment	ProForma Combined Principal Amount ($)		% of Pro Forma Combined Net Assets	Pioneer Dynamic Credit Fund Market Value	Pioneer Corporate High Yield Fund Market Value	ProForma Adjustment (z)	Pro Forma Combined Market Value
					U.S. GOVERNMENT AND AGENCY OBLIGATIONS	6.6%
(i)	5,000,000	1,100,000	—	6,100,000	U.S. Treasury Bills, 3/3/20		$4,999,797	$1,099,955	$—	$6,099,752
(c),(i)	500,000	—	—	500,000	U.S. Treasury Bills, 3/10/20		499,841	—	—	499,841
(c),(i)	7,000,000	250,000	—	7,250,000	U.S. Treasury Bills, 3/17/20		6,995,712	249,847	—	7,245,559
(c),(i)	1,000,000	—	(1,000,000)	—	U.S. Treasury Bonds, 2.5%, 2/15/46		1,170,938	—	(1,170,938)	—
(c),(i)	8,000,000	—	(8,000,000)	—	U.S. Treasury Note, 2.125%, 12/31/22		8,277,500	—	(8,277,500)	—
(a)	4,500,000	—	(4,500,000)	—	U.S. Treasury Floating Rate Note, 1.665% (3 Month U.S. Treasury Bill Money Market Yield + 15 bps), 1/31/22		4,499,041	—	(4,499,041)	—
(d)		1,000,000	(1,000,000)	—	U.S. Treasury Floating Rate Notes, 1.811% (3 Month U.S. Treasury Bill Money Market Yield + 30 bps), 10/31/21		—	1,003,754	(1,003,754)	—
					TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS		$26,442,829	$2,353,556	$(14,951,233)	$13,845,152
					EXCHANGE-TRADED PUT OPTION PURCHASED	0.4%
	25	—	—	25	Citigroup Global S&P 500 Index Markets, Inc. USD 113500		$787,750	$—	$—	$787,750
					TOTAL EXCHANGE-TRADED PUT OPTION PURCHASED		$787,750	$—	$—	$787,750
					TEMPORARY CASH INVESTMENTS	1.1%
					REPURCHASE AGREEMENTS	1.1%
	1,200,000	—	—	1,200,000	$1,200,000 Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.59%, dated 2/29/20 plus accrued interest on 3/2/20 collateralized by the following:		$1,200,000	$—	$—	$1,200,000
					$1,075,245 Federal National Mortgage Association, 2.5% - 4.0%, 7/1/28 - 1/1/50
					$148,010 Government National Mortgage Association, 3.5%, 11/20/49
	1,200,000	—	—	1,200,000	$1,200,000 ScotiaBank, 1.58%, dated 2/29/20 plus accrued interest on 3/2/20 collateralized by the following:		$1,200,000	$—	$—	$1,200,000
					$1,017,721 Federal National Mortgage Association, 2.7%-4.5%, 9/1/44 - 4/1/49
					$205,507 U.S. Treasury Notes, 2.3%, 8/15/56
					$3,026 Freddie Mac, 3.5% - 4.5%, 11/1/33 - 7/1/49
					TOTAL TEMPORARY CASH INVESTMENTS		$2,400,000	$—	$—	$2,400,000
					TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS	97.5%	$178,540,672	25,139,912	—	203,680,584
					OTHER ASSETS AND LIABILITIES	2.6%	$4,845,413	$531,047	$—	$5,376,460
					TOTAL NET ASSETS	100.0%	$183,386,085	$25,670,959	$—	$208,994,544	(y)
					TOTAL INVESTMENT AT COST		$174,121,204	$25,363,401	$4,138,030	$203,622,635

SAI–23

Pro Forma Schedule of Investments (continued)

02/29/20

(unaudited)

(a)	Floating rate note. Coupon rate, reference index and spread shown at February 29, 2020.

(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 29, 2020.

(c)	Security is perpetual in nature and has no stated maturity date.

(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at February 29, 2020.

(e)	Securities are restricted as to resale.

(f)	Issued as participation notes.

(g)	Non-income producing security.

(h)	Issued as preference shares.

(i)	Security issued with a zero coupon. Income is recognized through accretion of discount.

*

Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing a February 29, 2020.

(y)	Reflects costs of the reorganization.

(z)	Specific investments held by the combined Fund are assumed sold for cash, with proceeds being reallocated amongst existing securities.

See accompanying notes to pro forma financial statements.

SAI–24

Pro Forma Statement of Assets and Liabilities

02/29/20

(unaudited)

	Pioneer Dynamic Credit Fund	Pioneer Corporate High Yield Fund	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Investments in unaffiliated issuers, at value (cost $25,363,401 and $174,121,204, respectively)	$178,540,672	$25,139,912			$203,680,584
Cash	—	281,680			281,680
Futures collateral	706,105	—			706,105
Swaps collateral	3,015,608	16,478			3,032,086
Due from broker for futures	856,954	—			856,954
Swap contracts, at value (net premiums paid $(1,481) and $920,683, respectively)	2,822,990	20,510			2,843,500
Unrealized appreciation on unfunded loan commitments	3,526	—			3,526
Variation margin for centrally cleared swap contracts	—	568			568
Receivables -
Investment securities sold	3,422,564	71,616			3,494,180
Fund shares sold	127,803	36,684			164,487
Dividends	1,401,888	—			1,401,888
Interest	—	371,609			371,609
Due from the Adviser	91,341	28,189			119,530
Other assets	17,671	37,219			54,890
Total assets	$191,007,122	$26,004,465			$217,011,587
LIABILITIES:
Due to custodian	$508,022	$—			$508,022
Payables -
Investment securities purchased	3,018,382	177,922			3,196,304
Fund shares repurchased	223,635	504			224,139
Distributions	653,492	88,620			742,112
Trustees’ fees	1,229	1,506			2,735
Professional fees	—	22,337			22,337
Due to broker for swaps	2,940,187	21,665			2,961,852
Variation margin for centrally cleared swap contracts	14,717	—			14,717
Due to affiliates	134,981	12,078			147,059
Accrued expenses	126,392	8,874	62,500	(b)	197,766
Total liabilities	$7,621,037	$333,506			$8,017,043
NET ASSETS:
Paid-in capital	$236,695,862	$26,220,493			$262,916,355
Distributable earnings (loss)	(53,309,777)	(549,534)	(62,500	)(b)	(53,921,811)
Net assets	$183,386,085	$25,670,959			$208,994,544
NET ASSETS BY CLASS:
Class A	$27,396,132	$8,660,239	(15,211	)(b)	$36,041,160
Class C	$17,207,217	$4,049,800	(7,862	)(b)	$21,249,155
Class Y	$138,782,736	$12,960,920	(39,427	)(b)	$151,704,229
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
Class A	2,973,313	865,153	74,798	(a)	3,913,264
Class C	1,874,183	404,928	35,612	(a)	2,314,723
Class Y	14,996,720	1,295,398	108,339	(a)	16,400,457
NET ASSET VALUE PER SHARE:
Class A	$9.21	$10.01			$9.21
Class C	$9.18	$10.00			$9.18
Class Y	$9.25	$10.01			$9.25
MAXIMUM OFFERING PRICE:
Class A (100 / 95.50 x net asset value per)	$9.64	$10.48			$9.64
(a)	Class A, Class C and Class Y shares of Pioneer Corporate High Yield Fund are exchanged for Class A, Class C and Class Y shares of Pioneer Dynamic Credit Fund.
(b)	Reflects one-time cost related to the reorganization.

See accompanying notes to pro forma financial statements.

SAI–25

Pro Forma Statement of Operations

02/29/20

(unaudited)

	Pioneer Dynamic Fund	Pioneer Corporate High Yield Fund	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Interest from unaffiliated issuers	$9,292,853	$644,492	$—		$9,937,345
Dividends from unaffiliated issuers	58,161	—	—		58,161
Total investment income	$9,351,014	$644,492	$—		$9,995,506
EXPENSES:
Management fees	$1,357,891	$59,328	$(340,011	)(b)	$1,077,208
Administrative expense	100,140	21,667	(14,086	)(b)	107,721
Transfer agent fees
Class A	19,424	173	—		19,597
Class C	25,034	109	—		25,143
Class Y	191,690	3			191,693
Distribution fees
Class A	67,744	10,634	—		78,378
Class C	198,089	20,539	—		218,628
Shareholder communication expense	15,578	178	—		15,756
Custodian fees	25,504	5,025	(4,299	)(b)	26,230
Registration fees	137,683	35,168	(29,168	)(a)	143,683
Professional fees	74,957	22,840	(22,678	)(a)	75,119
Printing expense	52,175	17,320	(16,320	)(a)	53,175
Pricing fees	19,942	6,230	(4,099	)(a)	22,073
Trustees’ fees	6,036	4,482	(2,018	)(a)	8,500
Insurance expense	6,228	—	—		6,228
Miscellaneous	25,693	1,244	(9,780	)(a)	17,157
Total expenses	$2,323,808	$204,940	$(442,459)		$2,086,289
Less fees waived and expenses reimbursed by the Adviser	(349,625)	(99,301)	66,383	(b)	(382,543)
Net expenses	$1,974,183	$105,639	$(376,076)		$1,703,746
Net investment income	$7,376,831	$538,853	$376,076		$8,291,760
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$213,760	$85,380	$4,138,030	(c)	$4,437,170
Forward foreign currency exchange contracts	(18,350)	—	—		(18,350)
Futures contracts	1,564,465	—	—		1,564,465
Swap contracts	(3,075,722)	(5,664)	—		(3,081,386)
Other assets and liabilities denominated in foreign currencies	(43,967)	—	—		(43,967)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,207,691	(410,834)	(4,138,030	)(c)	658,827
Forward foreign currency exchange contracts	(8,490)	—	—		(8,490)
Futures contracts	(461,875)	—	—		(461,875)
Swap contracts	2,473,076	9,313	—		2,482,389
Unfunded loan commitments	3,526	—	—		3,526
Other assets and liabilities denominated in foreign currencies	(4,089)	—	—		(4,089)
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	$5,850,025	$(321,805)	$—		$5,528,220
Net increase in net assets resulting from operations	$13,226,856	$217,048	$376,076		$13,819,980
(a)	Reflects reduction in expenses due to elimination of duplicate services.
(b)	Reflects change in fee structure to conform with the combined Fund’s custodian, administrative and management agreements.
(c)	Represents a realized gain on the sale of specific investments held by the combined Fund.

See accompanying notes to pro forma financial statements.

SAI–26

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS

February 29, 2020

(Unaudited)

1.	Description of the Fund

Pioneer Dynamic Credit Fund (to be renamed Pioneer Corporate High Yield Fund upon the consummation of the proposed Reorganization) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Upon the consummation of the proposed Reorganization, the investment objective of the Fund will be to achieve a high level of current income and long-term capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of February 29, 2020. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).

During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08 as of January 31, 2020. The implementation of ASU 2017-08 did not have a material impact on the Fund’s Financial Statements.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Each Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP.

2.	Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed Reorganization of Pioneer Corporate High Yield Fund with the Fund (the “Reorganization”), as if such Reorganization had taken place as of February 29, 2020. Pioneer Corporate High Yield Fund will be the accounting survivor of the reorganization and the combined fund will be renamed Pioneer Corporate High Yield Fund (the Fund).

Under the terms of an Agreement and Plan of Reorganization between these two funds, the combination of the Fund and Pioneer Corporate High Yield Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free reorganizations of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of the Pioneer Corporate High Yield Fund in exchange for shares of the Fund at the Fund’s net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of Pioneer Corporate High Yield Fund and the Fund have been combined as of and for the twelve months ended February 29, 2020. The Adviser

SAI–27

has agreed to pay 50% of the expenses associated with the Reorganization, and the Fund and Pioneer Corporate High Yield Fund will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and Pioneer Corporate High Yield Fund included in their respective annual and semiannual reports to shareowners dated March 31, 2020 and February 29, 2020, respectively. The pro forma schedule of investments and the statement of assets and liabilities have been shown to reflect the liquidation of certain investments held by the Fund and the reallocation of those proceeds into existing investments held by Pioneer Corporate High Yield Fund, or, with respect to certain derivative investments, the redemption of such investments for cash. The pro forma statement of operations reflect the realized gain/loss from the sale of investments and other adjustments made to expenses for affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on March 1, 2019.

3.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

SAI–28

At February 29, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The following is a summary of the inputs used as of February 29, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil — Worldwide	$—	$—	$14,248	$14,248
Reinsurance Sidecars
Multiperil — U.S.	—	—	186,525	186,525
Multiperil — Worldwide	—	—	575,149	575,149
All Other Insurance-Linked Securities	—	1,480,075	—	1,480,075
Exchange-Traded Put Option Purchased	787,750	—	—	787,750
All other securities*	—	200,636,837	—	200,636,837
Total Investments in Securities	$787,750	$202,116,912	$775,922	$203,680,854

*	Refer to the Combined Schedule of Investments for asset class descriptions.

4.	Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

5.	Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the combined Fund that would have been issued at February 29, 2020, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net assets of the Fund, as of February 29, 2020, divided by the net asset value of the Fund’s shares as of February 29, 2020. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at February 29, 2020:

Class of Shares	Shares of Pioneer Dynamic Credit Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Class A	2,973,313	939,951	3,913,264
Class C	1,874,183	440,540	2,314,723
Class Y	14,996,720	1,403,737	16,400,457

6.	Management Agreement

The Adviser manages the Fund’s portfolio. Upon consummation of the Reorganization, management fees will be calculated daily at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. The management fee is paid monthly.

SAI–29

Prior to the consummation of the Reorganization, the Fund paid a management fee equal to 0.70% of the fund’s average daily net assets up to $1 billion and 0.65% of the fund’s average daily net assets over $1 billion. For the twelve months ended February 29, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund’s average daily net assets.

Upon consummation of the Reorganization, the Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.90%, 1.65%, 0.60% and 0.60% of the average daily net assets attributable to Class A, Class C, Class K and Class Y shares, respectively. These expense limitations are in effect through January 1, 2022.

Prior to the consummation of the Reorganization, the Adviser had contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.20 and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. Fees waived and expenses reimbursed during the twelve months ended February 29, 2020 are reflected on the pro forma statement of operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

7.	Federal Income Taxes

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, it will continue to be the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

SAI–30

PART C
OTHER INFORMATION
PIONEER DYNAMIC CREDIT FUND
PIONEER SERIES TRUST X
ITEM 15. INDEMNIFICATION
No change from the information set forth in Item 30 of the most recently filed Registration Statement of Pioneer Dynamic Credit Fund (the “Registrant”), a series of Pioneer Series Trust X, on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-89354 and 811-21108), as filed with the Securities and Exchange Commission on July 29, 2019 (Accession No. 0000276776-19-000018), which information is incorporated herein by reference.
ITEM 16. EXHIBITS
(1)(a)	Amended and Restated Agreement and Declaration of Trust (January 12, 2016) (8)
(1)(b)	Certificate of Trust (1)
(1)(c)	Certificate of Amendment to Certificate of Trust (5)
(2)	Amended and Restated By-Laws (4)
(3)	Not applicable
(4)	Form of Agreement and Plan of Reorganization (*)
(5)	Reference is made to Exhibits (1) and (2) hereof
(6)(a)	Form of Management Agreement with Amundi Pioneer Asset Management, Inc. (**)
(6)(b)	Form of Expense Limit Agreement (**)
(7)(a)	Underwriting Agreement with Amundi Pioneer Distributor, Inc. (July 3, 2017) (10)
(7)(b)	Dealer Sales Agreement (3)
(8)	Not applicable
(9)(a)	Custodian Agreement (2)
(9)(b)	Amended Appendix A to Custodian Agreement (June 1, 2018) (12)
(9)(c)	Amendment to Custodian Agreement (May 31, 2016) (8)
(10)(a)	Pioneer Funds Distribution Plan (January 10, 2017) (9)
(10)(b)	Multiple Class Plan Pursuant to Rule 18f-3 (11)
(11)	Opinion of Counsel (legality of securities being offered) (**)
(12)	Form of opinion as to tax matters and consent (**)
(13)(a)	Transfer Agency Agreement (November 2, 2015) (8)
(13)(b)	Amended and Restated Administration Agreement (February 1, 2017) (11)
(13)(c)	Administrative Agency Agreement, dated as of March 5, 2012, between Brown Brothers Harriman & Co. and Pioneer Investment Management, Inc. (6)
(13)(d)	Appendix A to Administrative Agency Agreement (December 27, 2016) (9)
(14)	Consent of Independent Registered Public Accounting Firm (**)
(15)	Not applicable
(16)	Powers of Attorney (**)
(17)(a)	Code Of Ethics of The Pioneer Funds, Amundi Pioneer Distributor, Inc., Amundi Pioneer Institutional Asset Management, Inc., and Amundi Pioneer Asset Management, Inc. (7)
(17)(b)	Prospectus of Pioneer Dynamic Credit Fund dated August 1, 2019, as supplemented and Statement of Additional Information of Pioneer Dynamic Credit Fund dated August 1, 2019, as supplemented (**)
(17)(c)	Annual Report of Pioneer Dynamic Credit Fund for the fiscal year ended March 31, 2020 (**)
(17)(d)	Prospectus of Pioneer Corporate High Yield Fund dated December 31, 2019, as supplemented and Statement of Additional Information of Pioneer Corporate High Yield Fund dated December 31, 2019, as supplemented (**)
1

(17)(e)	Annual Report of Pioneer Corporate High Yield Fund for the fiscal year ended August 31, 2019 (**)
(17)(f)	Semi-Annual Report of Pioneer Corporate High Yield Fund for the fiscal period ended February 29, 2020 (**)
(1)	Previously filed. Incorporated herein by reference from the exhibits included with the Registration Statement as filed with the Securities and Exchange Commission on May 30, 2002 (Accession No. 0001174520-02-000007).
(2)	Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 4 to the Registration Statement as filed with the Securities and Exchange Commission on July 28, 2006 (Accession No. 0001174520-06-000005).
(3)	Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 5 to the Registration Statement as filed with the Securities and Exchange Commission on July 26, 2007 (Accession No. 0001174520-07-000037).
(4)	Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 7 to the Registration Statement as filed with the Securities and Exchange Commission on August 4, 2008 (Accession No. 0001174520-08-000010).
(5)	Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 11 to the Registration Statement as filed with the Securities and Exchange Commission on February 1, 2011 (Accession No. 0001174520-11-000003).
(6)	Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 16 to the Registration Statement as filed with the Securities and Exchange Commission on March 30, 2012 (Accession No. 0001174520-12-000007).
(7)	Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 34 to the Registration Statement as filed with the Securities and Exchange Commission on May 29, 2014 (Accession No. 0001174520-14-000005).
(8)	Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 39 to the Registration Statement as filed with the Securities and Exchange Commission on July 29, 2016 (Accession No. 0000276776-16-000177).
(9)	Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 42 to the Registration Statement as filed with the Securities and Exchange Commission on February 2, 2017 (Accession No. 0001174520-17-000003).
(10)	Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 44 to the Registration Statement as filed with the Securities and Exchange Commission on July 28, 2017 (Accession No. 0001174520-17-000011).
(11)	Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 46 to the Registration Statement as filed with the Securities and Exchange Commission on July 27, 2018 (Accession No. 0000276776-18-000071).
(12)	Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 49 to the Registration Statement as filed with the Securities and Exchange Commission on July 29, 2019 (Accession No. 0000276776-19-000018).
(*)	Attached as Exhibit A to the combined Information Statement/Prospectus
(**)	Filed herewith.
ITEM 17. UNDERTAKINGS.
(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
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(3)	The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this Registration Statement on Form N-14.
(4)	Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
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SIGNATURES
As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 26th day of June, 2020.
PIONEER SERIES TRUST X
By: /s/ Lisa M. Jones

Name: Lisa M. Jones
Title: President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below on June 26, 2020:
Signature	Title
/s/ Lisa M. Jones Lisa M. Jones	President (Principal Executive Officer) and Trustee
/s/ Mark E. Bradley Mark E. Bradley	Treasurer (Principal Financial and Accounting Officer)
John E. Baumgardner, Jr.* John E. Baumgardner, Jr.	Trustee
Diane Durnin* Diane Durnin	Trustee
Benjamin M. Friedman* Benjamin M. Friedman	Trustee
Lorraine H. Monchak* Lorraine H. Monchak	Trustee
Thomas J. Perna* Thomas J. Perna	Chairman of the Board and Trustee
Marguerite A. Piret* Marguerite A. Piret	Trustee
Fred J. Ricciardi* Fred J. Ricciardi	Trustee
Kenneth J. Taubes* Kenneth J. Taubes	Trustee
*By: /s/ Lisa M. Jones Lisa M. Jones Attorney-In-Fact		June 26, 2020
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EXHIBIT INDEX
Exhibit Number	Description

(6)(a)	Form of Management Agreement with Amundi Pioneer Asset Management, Inc.
(6)(b)	Form of Expense Limit Agreement
(11)	Opinion of Counsel (legality of securities being offered)
(12)	Form of opinion as to tax matters and consent
(14)	Consent of Independent Registered Public Accounting Firm
(16)	Powers of Attorney
(17)(b)	Prospectus of Pioneer Dynamic Credit Fund dated August 1, 2019, as supplemented and Statement of Additional Information of Pioneer Dynamic Credit Fund dated August 1, 2019, as supplemented
(17)(c)	Annual Report of Pioneer Dynamic Credit Fund for the fiscal year ended March 31, 2020
(17)(d)	Prospectus of Pioneer Corporate High Yield Fund dated December 31, 2019, as supplemented and Statement of Additional Information of Pioneer Corporate High Yield Fund dated December 31, 2019, as supplemented
(17)(e)	Annual Report of Pioneer Corporate High Yield Fund for the fiscal year ended August 31, 2019
(17)(f)	Semi-Annual Report of Pioneer Corporate High Yield Fund for the fiscal period ended February 29, 2020

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